                                                              COPY AS EXECUTED


===============================================================================

                                 $1,000,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                            DATED AS OF JUNE 9, 1998

                                      Among

                               MEDPARTNERS, INC.,

                                  as Borrower,

                                       and

                  THE INITIAL LENDERS, THE SWING LINE BANK AND
                     THE INITIAL ISSUING BANK NAMED HEREIN,

                           as Initial Lender Parties,

                                       and

                        CREDIT LYONNAIS NEW YORK BRANCH,
                     THE FIRST NATIONAL BANK OF CHICAGO AND
                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                             as Syndication Agents,

                                       and

                     NATIONSBANC MONTGOMERY SECURITIES LLC,

                                  as Arranger,

                                       and

                               NATIONSBANK, N.A.,

                             as Administrative Agent

===============================================================================

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01.  Certain Defined Terms.....................................................................1
         SECTION 1.02.  Computation of Time Periods; Other Constructional Provisions.............................40
         SECTION 1.03.  Accounting Terms.........................................................................41
         SECTION 1.04.  Currency Equivalents Generally...........................................................41

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

                            AND THE LETTERS OF CREDIT

         SECTION 2.01.  The Advances and the Letters of Credit...................................................41
         SECTION 2.02.  Making the Advances......................................................................43
         SECTION 2.03.  Issuance of and Drawings and Reimbursement Under Letters of Credit.......................47
         SECTION 2.04.  Repayment of Advances....................................................................49
         SECTION 2.05.  Termination or Reduction of the Commitments..............................................51
         SECTION 2.06.  Prepayments..............................................................................52
         SECTION 2.07.  Interest.................................................................................54
         SECTION 2.08.  Fees.....................................................................................55
         SECTION 2.09.  Conversion of Advances...................................................................56
         SECTION 2.10.  Increased Costs, Etc.....................................................................57
         SECTION 2.11.  Payments and Computations................................................................60
         SECTION 2.12.  Taxes....................................................................................62
         SECTION 2.13.  Sharing of Payments, Etc.................................................................65
         SECTION 2.14.  Defaulting Lenders.......................................................................66
         SECTION 2.15.  Use of Proceeds..........................................................................68

                                   ARTICLE III

                     CONDITIONS OF EFFECTIVENESS AND LENDING

         SECTION 3.01.  Conditions Precedent to Effectiveness of this Agreement..................................68
         SECTION 3.02.  Conditions Precedent to Each Borrowing, Issuance and Renewal.............................73
         SECTION 3.03.  Determinations Under Section 3.01........................................................74

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01.  Representations and Warranties...........................................................74

                                      -iii-

                                    ARTICLE V

                            COVENANTS OF THE BORROWER
         SECTION 5.01.  Affirmative Covenants....................................................................82
         SECTION 5.02.  Negative Covenants.......................................................................85
         SECTION 5.03.  Reporting Requirements..................................................................100
         SECTION 5.04.  Financial Covenants.....................................................................106

                                   ARTICLE VI

                                EVENTS OF DEFAULT

         SECTION 6.01.  Events of Default.......................................................................107
         SECTION 6.02.  Actions in Respect of the Letters of Credit upon Default................................111

                                   ARTICLE VII

                                   THE AGENTS

         SECTION 7.01.  Authorization and Action................................................................111
         SECTION 7.02.  Administrative Agent's Reliance, Etc....................................................112
         SECTION 7.03.  NationsBank and Affiliates..............................................................113
         SECTION 7.04.  Lender Credit Decision..................................................................113
         SECTION 7.05.  Indemnification.........................................................................113
         SECTION 7.06.  Successor Administrative Agent..........................................................115

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01.  Amendments, Etc.........................................................................116
         SECTION 8.02.  Notices, Etc............................................................................117
         SECTION 8.03.  No Waiver; Remedies.....................................................................118
         SECTION 8.04.  Indemnification.........................................................................118
         SECTION 8.05.  Right of Set-off........................................................................120
         SECTION 8.06.  Binding Effect..........................................................................120
         SECTION 8.07.  Assignments and Participations..........................................................120
         SECTION 8.08.  No Liability of the Issuing Bank........................................................124
         SECTION 8.09.  Confidentiality.........................................................................124
         SECTION 8.10.  Execution in Counterparts...............................................................125
         SECTION 8.11.  Governing Law; Jurisdiction, Etc........................................................125
         SECTION 8.12.  WAIVER OF JURY TRIAL....................................................................125

                      AMENDED AND RESTATED CREDIT AGREEMENT

                  AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 9, 1998 among MEDPARTNERS, INC., a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof under the caption "Initial Lenders" (the "INITIAL LENDERS"), NATIONSBANK, N.A. ("NATIONSBANK"), as the initial issuer of Letters of Credit (as hereinafter defined) (the "INITIAL ISSUING BANK") and as the provider of the Swing Line Facility (as hereinafter defined) (the "SWING LINE BANK"), CREDIT LYONNAIS NEW YORK BRANCH, THE FIRST NATIONAL BANK OF CHICAGO and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as the syndication agents (the "SYNDICATION AGENTS") for the Facilities (as hereinafter defined), NATIONSBANC MONTGOMERY SECURITIES LLC ("NMS"), as the arranger (the "ARRANGER") for the Facilities, and NATIONSBANK, as the administrative agent (together with any successor thereto appointed pursuant to Article VII, the "ADMINISTRATIVE AGENT") for the Lender Parties (as hereinafter defined).

                             PRELIMINARY STATEMENTS

                  (1) The Borrower entered into the Credit Agreement dated as of September 5, 1996 (the "EXISTING CREDIT AGREEMENT") with the banks, financial institutions and other institutional lenders party thereto (the "EXISTING LENDERS"), The First National Bank of Chicago, as the documentation agent therefor, and NationsBank National Association (South), as the administrative agent for the Existing Lenders thereunder. Pursuant to the terms of the Existing Credit Agreement, the Existing Lenders made advances available to the Borrower from time to time in an aggregate principal amount not to exceed $1,000,000,000 for general corporate purposes of the Borrower and its Subsidiaries (as hereinafter defined).

                  (2) The Borrower has requested that the Lender Parties amend and restate the terms of the Existing Credit Agreement in its entirety and agree to lend to the Borrower from time to time up to $1,000,000,000 at any time outstanding in order to restructure the senior credit facility provided for under the terms of the Existing Credit Agreement (the "RESTRUCTURING"), to pay certain fees and expenses incurred in connection with the consummation of the Transaction (as hereinafter defined) and for other general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of the Loan Documents (as hereinafter defined). The Lenders have indicated their willingness to agree to amend and restate the Existing Credit Agreement in its entirety and to lend such amounts on the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

                  "ADMINISTRATIVE AGENT" has the meaning specified in the recital of parties to this Agreement.

                  "ADMINISTRATIVE AGENT'S ACCOUNT" means the account of the Administrative Agent maintained by the Administrative Agent with NationsBank at its office at 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255, Account No. 13662122506, Reference:
         MedPartners, Attention: Corporate Credit Services, or such other account maintained by the Administrative Agent and designated by the Administrative Agent as such in a written notice to the Borrower and each of the Lender Parties.

                  "ADVANCE" means a Term A Advance, a Term B Advance, a Revolving Credit Advance, a Swing Line Advance or a Letter of Credit

         Advance, as the context may require.

                  "AFFILIATE" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person or, with respect to an individual, has a relationship with such individual by blood, adoption or marriage not more remote than first cousin. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Interests in such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

                  "AGENTS" means, collectively, the Administrative Agent, the Syndication Agents, the Arranger and each co-agent or subagent appointed by the Administrative Agent from time to time pursuant to
         Section 7.01(b).

                  "AGREEMENT VALUE" means, with respect to any Hedge Agreement on any date of determination, an amount equal to the greater of (a) the amount, if any, that would be payable by the Borrower or any of its Subsidiaries in respect of the "agreement value" of such Hedge Agreement if such Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1992 Edition, and (b) the mark-to-market value of such Hedge Agreement, for which the unrealized gain (or unrealized loss) on such Hedge Agreement is calculated as the amount by which the present value of the future cash flows to be received under such Hedge Agreement exceeds (or is less than) the present value of the future cash flows to be paid pursuant to such Hedge Agreement.

                  "APPLICABLE LENDING OFFICE" means (a) with respect to each of the Lenders, the Base Rate Lending Office of such Lender in the case of a Base Rate Advance and the Eurodollar Lending Office of such Lender in the case of a Eurodollar Rate Advance and (b) with respect to the Issuing Bank and the Swing Line Bank, the Base Rate Lending Office of the Issuing Bank and the Swing Line Bank, respectively, for all purposes of this Agreement.

                  "APPLICABLE MARGIN" means (a) at any time during the period from the date of this Agreement through the Performance Level Determination Date, (i) 1.500% per annum for Base Rate Advances and 2.500% per annum for Eurodollar Rate Advances outstanding under the Term A Facility and the Revolving Credit Facility and (ii) 1.750% per annum for Base Rate Advances and 2.750% per annum for Eurodollar Rate Advances outstanding under the Term B Facility and (b) at any time and from time to time thereafter, a percentage per annum equal to the applicable percentage set forth below for the Performance Level set forth below:

                         TERM A/REVOLVING           TERM A/REVOLVING         TERM B FACILITY        TERM B FACILITY
    PERFORMANCE          CREDIT BASE RATE          CREDIT EURODOLLAR            BASE RATE           EURODOLLAR RATE
       LEVEL                 ADVANCES                RATE ADVANCES               ADVANCES               ADVANCES
    -----------          ----------------          -----------------         ---------------        ---------------
         I                    0.000%                     0.625%                   1.500%                 2.500%
        II                    0.000%                     0.750%                   1.500%                 2.500%
        III                   0.000%                     0.875%                   1.500%                 2.500%
        IV                    0.125%                     1.125%                   1.500%                 2.500%
         V                    0.500%                     1.500%                   1.500%                 2.500%
        VI                    0.875%                     1.875%                   1.750%                 2.750%
        VII                   1.250%                     2.250%                   1.750%                 2.750%
       VIII                   1.500%                     2.500%                   1.750%                 2.750%
        IX                    1.750%                     2.750%                   2.000%                 3.000%


         ; provided, however, that if the Consolidated EBITDA of the Borrower and its Subsidiaries for the Measurement Period ending June 30, 1998 is less than $65,000,000, the Applicable Margin during the period from the earlier of (A) the date of receipt of the Required Financial Information for the Measurement Period ending June 30, 1998 and (B) August 19, 1998, to the Performance Level Determination Date shall be
         (1) 1.750% per annum for Base Rate Advances and 2.750% per annum for Eurodollar Rate Advances outstanding under the Term A Facility and the Revolving Credit Facility and (2) 2.000% per annum for Base Rate Advances and 3.000% per annum for Eurodollar Rate Advances outstanding under the Term B Facility. For purposes of clause (b) of the immediately preceding sentence, the Applicable Margin for each Base Rate Advance shall be determined by reference to the Performance Level in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Performance Level in effect on the first day of each Interest Period for such Eurodollar Rate Advance.

                  "APPLICABLE PERCENTAGE" means, with respect to the Commitment Fee, (a) at any time during the period from the date of this Agreement through the Performance Level Determination Date, 0.500% per annum and
         (b) at any time and from time to time thereafter, a percentage per annum equal to the applicable percentage set forth below for the Performance Level set forth below:

         PERFORMANCE LEVEL                     COMMITMENT FEE
         -----------------                     --------------
                 I                                 0.225%
                 II                                0.250%

                                      -4-

         PERFORMANCE LEVEL                     COMMITMENT FEE
         -----------------                     --------------

              III                                  0.250%
              IV                                   0.300%
              V                                    0.350%
              VI                                   0.375%
              VII                                  0.500%
              VIII                                 0.500%
              IX                                   0.500%



         For purposes of clause (b) of the immediately preceding sentence, the Applicable Percentage for the Commitment Fee shall be determined by reference to the Performance Level in effect from time to time.

                  "APPROPRIATE LENDER" means, at any time, (a) with respect to either of the Term Facilities or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility at such time, (b) with respect to the Letter of Credit Facility, (i) the Issuing Bank and (ii) if the Revolving Credit Lenders have made Letter of Credit Advances pursuant to Section 2.03(c)(i) that are outstanding at such time, each such Revolving Credit Lender, and (c) with respect to the Swing Line Facility, (i) the Swing Line Bank and (ii) if the Revolving Credit Lenders have made Swing Line Advances pursuant to
         Section 2.02(b)(ii) that are outstanding at such time, each such Revolving Credit Lender.

                  "APPROVED FUND" means, with respect to any of the Lenders that is a mutual fund that invests in syndicated bank loans, any other mutual fund that also invests in syndicated bank loans and is advised or managed by the same investment advisor as such Lender or an Affiliate of such investment advisor.

                  "ARRANGER" has the meaning specified in the recital of parties to this Agreement.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent and, if applicable, the Borrower, in accordance with Section 8.07 and in substantially the form of Exhibit C-1 hereto.

                  "AVAILABLE AMOUNT" means, with respect to any Letter of Credit at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

                  "BANK HEDGE AGREEMENT" means any interest rate Hedge Agreement permitted under Article V that is entered into by and between the Borrower and any of the Hedge Banks.

                  "BASE RATE" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

                           (a) the rate of interest established by NationsBank
                  from time to time as its prime rate (which rate of interest may not be the lowest rate of interest charged by NationsBank to its customers); and

                           (b) the Federal Funds Rate plus 0.50%.

                  "BASE RATE ADVANCE" means an Advance that bears interest as provided in Section 2.07(a)(i).

                  "BASE RATE LENDING OFFICE" means, with respect to each of the Lender Parties, the office of such Lender Party specified as its "Base Rate Lending Office" opposite its name on Part B of Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent for such purpose.

                  "BORROWER" has the meaning specified in the recital of parties to this Agreement.

                  "BORROWER COMMON STOCK" means shares of common stock of the Borrower, par value $0.001 per share.

                  "BORROWER'S ACCOUNT" means the account of the Borrower maintained by the Borrower with NationsBank at its office at 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255, Account No. 3750597420, Reference: MedPartners, Attention: Corporate Credit Services, or such other account of the Borrower as is agreed from time to time in writing between the Borrower and the Administrative Agent.

                  "BORROWING" means a Term A Borrowing, a Term B Borrowing, a Revolving Credit Borrowing or a Swing Line Borrowing, as the context may require.

                  "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in New York, New York or Charlotte, North Carolina and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "CAPITAL ASSETS" means, with respect to any Person, all equipment, fixed assets and real property or improvements of such Person, or replacements or substitutions therefor or additions thereto, that, in accordance with GAAP, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such Person.

                  "CAPITAL EXPENDITURES" means, with respect to any Person for any period, (a) all expenditures made directly or indirectly by such Person during such period for Capital Assets (whether paid in cash or other consideration or accrued as a liability, and including, without limitation, all expenditures for maintenance and repairs which, in accordance with GAAP, have been or should be capitalized on the balance sheet of such Person) and (b) solely to the extent not otherwise included in clause (a) of this definition, the aggregate principal amount of all Indebtedness (including, without limitation, Obligations in respect of Capitalized Leases) assumed or incurred during such period in connection with any such expenditures for Capital Assets. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be.

                  "CAPITALIZED LEASE" means any lease with respect to which the lessee is required to recognize concurrently the acquisition of property or an asset and the incurrence of a liability in accordance with GAAP.

                  "CAPTIVE PROFESSIONAL CORPORATION" means any professional corporation, professional association or other service corporation in which all of the Equity Interests are owned by one or more Persons other than the Borrower and its Subsidiaries, but in respect of which the Borrower and/or one or more of its Subsidiaries has the right to exercise, pursuant to a voting trust agreement or other similar agreement, a controlling influence over the management of such professional corporation, professional association or other service corporation (which controlling influence is limited by the Requirements of Law relating to the corporate practice of medicine in various states of the United States of America).

                  "CAREMARK" means Caremark International, Inc., a Delaware corporation and a wholly owned Subsidiary of the Borrower on the date of this Agreement.

                  "CASH EQUIVALENTS" means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens:

                           (a) readily marketable obligations issued or directly
                  and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

                           (b) time deposits with, or insured certificates of
                  deposit or bankers' acceptances of, any commercial bank that
                  (i) (A) is a Lender Party or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia, or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described below in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with a maturity of not more than one year from the date of acquisition thereof;

                           (c) commercial paper issued by any Person organized
                  under the laws of any state of the United States of America and rated at least "Prime-1" (or the then equivalent grade) by Moody's or at least "A-1" (or the then equivalent grade) by S&P, in each case with a maturity of not more than 180 days from the date of acquisition thereof;

                           (d) Investments, classified in accordance with GAAP
                  as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest rating obtainable from either Moody's or S&P, and the portfolios of which are limited solely to Investments of the character and quality described in clauses (a), (b) and (c) of this definition;

                           (e) repurchase agreements entered into with any
                  financial institution organized under the laws of any state of the United States of America (i) the long term non-credit enhanced debt obligations of which are rated at least "A2" (or the then equivalent grade) by Moody's or at least "A" (or the then equivalent grade) by S&P and (ii) the commercial paper of which is rated as described above in clause (c) of this definition, in each case with a maturity of not more than 92 days from the date of acquisition thereof;

                           (f) general obligations issued or directly and fully
                  guaranteed or otherwise supported by the full taxation authority of any state of the United States of America or any municipal corporation or other agency or instrumentality thereof and rated at the highest rating obtainable therefor from either Moody's or S&P, in each case with a maturity of not more than one year from the date of acquisition thereof;

                           (g) general obligations of any state of the United
                  States of America or any municipal corporation or other agency or instrumentality thereof which, based on the escrow therefor, are rated as described above in clause (f) of this definition and which have been irrevocably called for redemption and advance refunded through the deposit in escrow of (i) readily marketable obligations solely of the type described above in clause (a) of this definition or (ii) other debt securities which are (A) not callable at the option of the issuer thereof prior to their stated maturity, (B) irrevocably pledged solely in support of the payment of all principal of and interest on such general obligations and (C) in an aggregate principal amount and with such stated rates of interest as shall be sufficient to pay in full all principal of and interest and premiums, if any, on such general obligations as the same become due and payable (as verified by independent public accountants of recognized standing), in each case with a maturity of not more than one year from the date of acquisition thereof; and

                           (h) tax-exempt or tax adjustable rate preferred stock
                  issued by a Person organized under the laws of any state of the United States of America whose long term non-credit enhanced debt obligations are rated at least "A2" (or the then equivalent grade) by Moody's or at least "A" (or the then equivalent grade) by S&P, in each case with a maturity of not more than 120 days from the date of acquisition thereof.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time.

                  "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the United States Environmental Protection Agency.

                  "CHANGE OF CONTROL" means, at any time:

                           (a) any "person" or "group" (each as used in Sections
                  13(d)(3) and 14(d)(2) of the Exchange Act) (i) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange
                  Act), directly or indirectly, of Voting Interests in the Borrower (including through securities convertible into or exchangeable for such Voting Interests) representing 25% or more of the combined voting power of all of the Voting Interests in the Borrower (on a fully diluted basis) or (ii) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower;

                           (b) during any period of 24 consecutive months,
                  whether commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were Continuing Directors shall cease for any reason to constitute a majority of the board of directors of the Borrower; or

                           (c) any Person or two or more Persons acting in
                  concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Borrower.

                  "COMMITMENT" means a Term A Commitment, a Term B Commitment, a Revolving Credit Commitment, a Swing Line Commitment or a Letter of Credit Commitment, as the context may require.

                  "COMMITMENT FEE" has the meaning specified in Section 2.08(a).

                  "CONFIDENTIAL INFORMATION" means information that is furnished to the Administrative Agent or any of the Lender Parties by or on behalf of the Borrower or any of its Subsidiaries in a writing that is conspicuously marked as confidential or otherwise on an expressly confidential basis, but does not include any such information that (a) is or becomes generally available to the public (other than as a result of a breach by the Administrative Agent or such Lender Party of its confidentiality obligations under this Agreement) or (b) is or becomes available to the Administrative Agent or such Lender Party from a source other than the Borrower or any of its Subsidiaries that is not, to the knowledge of the Administrative Agent or such Lender Party, acting in violation of a confidentiality agreement with the Borrower or any such Subsidiary.

                  "CONSOLIDATED" refers to the consolidation of accounts in accordance with GAAP.

                  "CONSOLIDATED CASH TAXES" means, with respect to any Person for any period, (a) the aggregate amount of all payments in respect of income taxes made in cash by such Person and its Subsidiaries to any applicable Governmental Authority during such period (other than payments made by the Borrower to the Internal Revenue Service during such period in connection with the discontinued operations of the home infusion business sold by Caremark prior to its acquisition by the Borrower (which tax liabilities Caremark agreed to be obligated for pursuant to certain tax sharing arrangements between Caremark and its former parent, Baxter International, Inc.) so long as all such payments do not exceed an aggregate amount of $5,200,000) less (b) the aggregate amount of all cash refunds in respect of income taxes received by such Person and its Subsidiaries from any applicable

         Governmental Authority during such period, after giving effect, to the extent available, to the application of net operating losses available to such Person or any such Subsidiary.

                  "CONSOLIDATED EBITDA" means, with respect to any Person for any period, (a) the Consolidated Net Income of such Person and its Subsidiaries for such period plus (b) the sum of each of the following expenses that have been deducted from the determination of the Consolidated Net Income of such Person and its Subsidiaries for such period: (i) the Consolidated Interest Expense of such Person and its Subsidiaries for such period, (ii) all income tax expense (whether federal, state, local, foreign or otherwise) of such Person and its Subsidiaries for such period, (iii) all depreciation expense of such Person and its Subsidiaries for such period, (iv) all amortization expense of such Person and its Subsidiaries for such period and (v) all extraordinary losses deducted in determining the Consolidated Net Income of such Person and its Subsidiaries for such period less all extraordinary gains added in determining the Consolidated Net Income of such Person and its Subsidiaries for such period, in each case determined on a Consolidated basis and in accordance with GAAP for such period; provided, however, that, solely with respect to any determination of Consolidated EBITDA of the Borrower and its Subsidiaries for the first four Measurement Periods following the Effective Date, Consolidated EBITDA will be adjusted to exclude (A) any restructuring and merger related charges taken by the Borrower and its Subsidiaries during the Fiscal Quarter ended March 31, 1998 in an aggregate amount not to exceed $42,400,000 and (B) any additional restructuring charges taken by the Borrower and its Subsidiaries during the Fiscal Quarter ending June 30, 1998 in an aggregate amount not to exceed $41,500,000.

                  "CONSOLIDATED INTEREST EXPENSE" means, with respect to any Person for any period, the gross interest expense accrued on all Indebtedness of such Person and its Subsidiaries during such period, determined on a Consolidated basis and in accordance with GAAP for such period, including, without limitation, (a) in the case of the Borrower,
         (i) interest expense accrued in respect of Indebtedness resulting from Advances, (ii) all fees paid or payable pursuant to Section 2.08(a) and
         (iii) all interest accrued with respect to the Eligible Subordinated Indebtedness and all subordinated yield enhancement payments made to the TAPS Investors pursuant to the TAPS Purchase Contract, (b) the interest component of all Obligations in respect of Capitalized Leases,
         (c) commissions, discounts and other fees and charges paid or payable in connection with letters of credit (including, without limitation, the Letters of Credit), (d) all amortization of original issue discount in respect of all Indebtedness of such Person and its Subsidiaries and
         (e) the net payment, if any, paid or payable in connection with Hedge Agreements less the net credit, if any, received in connection with Hedge Agreements.

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (or net loss) of any Person and its Subsidiaries for such period, determined on a Consolidated basis and in accordance with GAAP, but excluding for each such period (without duplication):

                           (a) the income (or loss) of any other Person accrued
                  prior to the date on which it became a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries or all or substantially all of the property and assets of such other Person are acquired by such Person or any of its Subsidiaries;

                           (b) the income (or loss) of any other Person (other
                  than a Subsidiary of such Person) in which a Person other than such Person or any of its Subsidiaries owns or otherwise holds an Equity Interest, except to the extent such income (or loss) shall have been received in the form of cash dividends or other distributions actually paid to such Person or any of its Subsidiaries by such other Person during such period;

                           (c) the income of any Subsidiary of such Person to
                  the extent that the declaration or payment of dividends or other distributions by such Subsidiary of such income is not permitted to be made or paid on the last day of such period;

                           (d) any gains or losses (on an after-tax basis)
                  attributable to the sale, lease, transfer or other disposition of any property or assets of such Person or any of its Subsidiaries;

                           (e) any earnings or charges resulting from the
                  write-up or write-down of any property or assets of such Person or any of its Subsidiaries other than in the ordinary course of business;

                           (f) any gains attributable to the collection of
                  proceeds of insurance policies; and

                           (g) to the extent not included in clauses (a) through
                  (e) of this definition, the noncash portion of all extraordinary losses deducted in calculating net income and the noncash portion of all extraordinary gains added in calculating net income.

                  "CONSOLIDATED RENTAL PAYMENTS" means, for any period, the aggregate amount of all lease and rental payments (whether paid or payable) of such Person and its Subsidiaries as lessee or sublessee under or in respect of their Operating Leases during such period, whether or not characterized as rent, determined on a Consolidated basis and in accordance with GAAP.

                  "CONSOLIDATED TOTAL ASSETS" means, at any date of determination, the net book value of all property and assets of any Person and its Subsidiaries (including, without limitation, all items that are treated as intangibles in accordance with GAAP) that, in accordance with GAAP, would be classified as such on the Consolidated balance sheet of such Person and its Subsidiaries at such date.

                  "CONSTITUTIVE DOCUMENTS" means, with respect to any Person, the certificate of incorporation or registration (including, if applicable, certificate of change of name), articles of incorporation or association, memorandum of association, charter, bylaws, partnership agreement, trust agreement, limited liability company operating or members agreement, joint venture agreement or one or more similar agreements, instruments or documents constituting the organization or formation of such Person.

                  "CONTINGENT OBLIGATION" means, with respect to any Person, any obligation of such Person to guarantee or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation,
         (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital, equity capital, net worth or other balance sheet condition or any income statement condition of the primary obligor or otherwise to maintain the solvency of the primary obligor, (iii) to purchase, lease or otherwise acquire property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the agreement, instrument or other document evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                  "CONTINUING DIRECTOR" means, for any period, an individual who is a member of the board of directors of the Borrower on the first day of such period or who has been nominated to the board of directors of the Borrower by a majority of the other Continuing Directors who were members of the board of directors of the Borrower at the time of such nomination.

                  "CONVERSION", "CONVERT" and "CONVERTED" each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.09 or 2.10.

                  "CURRENT ASSETS" means, with respect to any Person, all assets of such Person that, in accordance with GAAP, would be classified as current assets on the balance sheet of a company conducting a business the same as or similar to that of such Person, after deducting appropriate and adequate reserves therefrom in accordance with GAAP.

                  "CURRENT LIABILITIES" means, with respect to any Person, (a) all Indebtedness of such Person that by its terms is payable on demand or matures within one year after the date of determination (excluding any Indebtedness renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date), (b) all amounts of Funded Indebtedness of such Person required to be paid or prepaid within one year after such date and (c) all other items (including, without limitation, taxes accrued as estimated and trade payables otherwise excluded from Indebtedness under clause (b) of the definition thereof set forth below in this Section 1.01) that, in accordance with GAAP, would be classified on the balance sheet of such Person as current liabilities of such Person.

                  "DEFAULT" means any Event of Default or any event or condition that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "DEFAULTED ADVANCE" means, with respect to any of the Lender Parties at any time, the portion of any Advance required to be made by such Lender Party to the Borrower pursuant to Section 2.01 at or prior to such time that has not been made by such Lender Party or by the Administrative Agent for the account of such Lender Party pursuant to Section 2.02(e) as of such time. If a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.14(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

                  "DEFAULTED AMOUNT" means, with respect to any of the Lender Parties at any time, any amount required to be paid by such Lender Party to the Administrative Agent or any of the other Lender Parties under this Agreement or any of the other Loan Documents at or prior to such time that has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender Party to (a) the Swing Line Bank pursuant to Section 2.02(b)(ii) to purchase a portion of a Swing Line Advance made by the Swing Line Bank, (b) the Issuing Bank pursuant to Section 2.03(c)(i) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank, (c) the Administrative Agent pursuant to Section 2.02(e) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (d) any of the other Lender Parties pursuant to Section 2.13 to purchase any participation in Advances owing to such other Lender Party and (e) the Administrative Agent or the Issuing Bank pursuant to Section 7.05 to reimburse the Administrative Agent or the Issuing Bank, as the case may be, for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent or the Issuing Bank as provided therein. If a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.14(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be paid under this Agreement or any of the other applicable Loan Documents on the same date as the Defaulted Amount so deemed paid in part.

                  "DEFAULTING LENDER" means, at any time, any of the Lender Parties that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take any action or be the subject of any action or proceeding of a type described in Section 6.01(f).

                  "DEFAULT TERMINATION NOTICE" has the meaning specified in
         Section 2.01(e).

                  "DISCLOSED LITIGATION" has the meaning specified in Section 3.01(d).

                  "DOMESTIC SUBSIDIARY" means, at any time, any of the direct or indirect Subsidiaries of the Borrower that is incorporated or organized under the laws of any state of the United States of America or the District of Columbia.

                  "EFFECTIVE DATE" has the meaning specified in Section 3.01.

                  "ELIGIBLE ASSIGNEE" means (a) with respect to any of the Facilities other than the Letter of Credit Facility, (i) a Lender; (ii) an Affiliate or an Approved Fund of a Lender; or (iii) any other Person approved by the Administrative Agent and, so long as no Default under
         Section 6.01(a) or 6.01(f) or Event of Default has occurred and is continuing at the time the related assignment is effected pursuant to
         Section 8.07, the Borrower (in either case such approval not to be unreasonably withheld or delayed and, in the case of the Borrower, such approval to be deemed to have been given if no objection thereto is received by the Administrative Agent and the assigning Lender within two Business Days after the date on which notice of the proposed assignment is received by the Borrower); and

         (b) with respect to the Letter of Credit Facility, a Person that is an Eligible Assignee under clause (a) of this definition and is a commercial bank organized under the laws of the United States of America or any state thereof; provided, however, that neither any of the Loan Parties nor any of the Affiliates of a Loan Party shall qualify as an Eligible Assignee under this definition.

                  "ELIGIBLE SUBORDINATED INDEBTEDNESS" means any unsecured Indebtedness of the Borrower (other than Indebtedness of the Borrower owing to one or more of its Subsidiaries) (a) which is subordinated in right of payment and otherwise in all respects to the Obligations of the Borrower under and in respect of the Loan Documents on terms and conditions acceptable to the Lender Parties and (b) for which an aggregate amount of United States Treasury Securities equal to the amount of all principal of and interest on such Indebtedness is held by a collateral agent as security for the obligation of the TAPS Investors to purchase Borrower Common Stock in accordance with the terms of TAPS Purchase Contract.

                  "ENVIRONMENTAL ACTION" means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement, abatement order or other order or directive (conditional or otherwise) relating in any way to any Environmental Law, any Environmental Permit or any Hazardous Materials or arising from alleged injury or threat to health, safety, natural resources or the environment, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any applicable Governmental Authority or other third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "ENVIRONMENTAL LAW" means any Requirement of Law, or any judicial or agency interpretation, policy, guideline or other requirement of any Governmental Authority, relating to (a) the generation, use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials, (b) pollution or the protection of the environment, health, safety or natural resources or (c) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, including CERCLA, the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss. 136 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), the Oil Pollution Act (33 U.S.C. ss. 2701 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 11001 et seq.), in each case as amended from time to time, and including the regulations promulgated and the rulings issued from time to time thereunder.

                  "ENVIRONMENTAL PERMIT" means any permit, approval, license, identification number or other authorization required under any Environmental Law.

                  "EQUITY INTERESTS" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued from time to time thereunder.

                  "ERISA AFFILIATE" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any of the Loan Parties, or under common control with any of the Loan Parties, within the meaning of Section 414 of the Internal Revenue Code.

                  "ERISA EVENT" means:

                           (a) (i) the occurrence of a reportable event, within
                  the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of
                  Section 4043(b) of ERISA are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9),
                  (10), (11), (12) or (13) of Section 4043(c) of ERISA is
                  reasonably expected to occur with respect to such Plan within the following 30 days;

                           (b) the application for a minimum funding waiver with
                  respect to a Plan;

                           (c) the provision by the administrator of any Plan of
                  a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA);

                           (d) the cessation of operations at a facility of any
                  of the Loan Parties or any of the ERISA Affiliates under the circumstances described in Section 4062(e) of ERISA;

                           (e) the withdrawal by any of the Loan Parties or any
                  of the ERISA Affiliates from a Plan or a Multiemployer Plan;

                           (f) the conditions for the imposition of a lien under
                  Section 302(f) of ERISA shall have been met with respect to any Plan;

                           (g) the adoption of an amendment to a Plan requiring
                  the provision of security to such Plan pursuant to Section 307 of ERISA; or

                           (h) the institution by the PBGC of proceedings to
                  terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA, that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

                  "EUROCURRENCY LIABILITIES" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "EURODOLLAR LENDING OFFICE" means, with respect to each of the Lenders, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Part B of Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be (or, if no such office is specified, its Base Rate Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent for such purpose.

                  "EURODOLLAR RATE" means, for any Interest Period for all Eurodollar Rate Advances comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. dollars appear on page 3750 (or any successor page thereto) of the Dow Jones Telerate Screen two Business Days before the first day of such Interest Period and for a term comparable to such Interest Period or, if such rate does not so appear on the Dow Jones Telerate Screen on any date of determination, on the Reuters Screen LIBO Page two Business Days before the first day of such Interest Period and for a term comparable to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period; provided, however, that if the Reuters Screen LIBO Page is being used to determine the Eurodollar Rate at any date of determination and more than one rate is specified thereon as the London interbank offered rate for deposits in U.S. dollars, the applicable rate shall be the arithmetic mean (rounded upward, if necessary, to the nearest whole multiple of 1/100 of 1% per annum) of all such rates.

                  "EURODOLLAR RATE ADVANCE" means an Advance that bears interest as provided in Section 2.07(a)(ii).

                  "EURODOLLAR RATE RESERVE PERCENTAGE" means, for any Interest Period for all of the Eurodollar Rate Advances comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York, New York with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

                 "EVENTS OF DEFAULT" as the meaning specified in Section 6.01.

                 "EXCESS CASH FLOW" means, for any period (without duplication):

                          (a) Consolidated pre-tax income (or pre-tax loss) of
                 the Borrower and its Subsidiaries for such period, less

                           (b) Consolidated income tax expense of the Borrower
                  and its Subsidiaries for such period, plus

                           (c) an amount equal to the aggregate amount of all
                  noncash charges deducted in determining the Consolidated Net Income of the Borrower and its Subsidiaries for such period, plus

                           (d) an amount (whether positive or negative) equal to
                  the change in Consolidated Current Liabilities of the Borrower and its Subsidiaries during such period, less

                           (e) an amount equal to the aggregate amount of all
                  noncash credits included in determining the Consolidated Net Income of the Borrower and its Subsidiaries for such period, less

                           (f) an amount (whether positive or negative) equal to
                  the change in Consolidated Current Assets (excluding cash and Cash Equivalents) of the Borrower and its Subsidiaries during such period, less

                           (g) an amount equal to the aggregate amount of all
                  Capital Expenditures made in cash by the Borrower and its Subsidiaries during such period, less

                           (h) to the extent not otherwise excluded from the
                  determination of Excess Cash Flow for such period, an amount equal to the aggregate cash consideration paid by the Borrower and its Subsidiaries during such period to any Person other than the Borrower or any of its Affiliates for the purchase or other acquisition of Equity Interests in, or property and assets of, any other Person in accordance with Section 5.02(e)(vi) or 5.02(e)(vii), less

                           (i) an amount equal to the aggregate amount of all
                  Required Principal Payments, and the aggregate principal amount of all prepayments of Indebtedness permitted under
                  Section 5.02(h)(i)(E), made by the Borrower and its Subsidiaries during such period.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

                  "EXCLUSION EVENT" means:

                           (a) the OIG excludes, or any other Governmental
                  Authority obtains the exclusion of, the Borrower or any of the Material Subsidiaries (or any of the health care provider groups or facilities that are material to the business, financial condition or operations of the Borrower or any of the Material Subsidiaries, individually, or the Borrower and its Subsidiaries, taken as a whole) from participation in the Medicare or Medicaid program or any comparable program administered in any state or other political subdivision of the United States of America, except for the temporary exclusion of one or more health care provider groups or facilities by the OIG or any such other Governmental Authority for a period not to exceed 90 days (unless the temporary exclusion thereof for such period, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect); or

                           (b) any court or other Governmental Authority enters
                  a judgment, decree, order or other decision which excludes the participation of the Borrower or any of the Material Subsidiaries (or any of the health care provider groups or facilities that are material to the business, financial condition or operations of the Borrower or any of the Material Subsidiaries, individually, or the Borrower and its Subsidiaries, taken as a whole) in the Medicare or Medicaid program or any comparable program administered in any state or other political subdivision of the United States of America, except for any such other decision of any Governmental Authority (other than any court) to so exclude the Borrower or any of the Material Subsidiaries (or any of the health care provider groups or facilities that are material to the business, financial condition or operations of the Borrower or any of the Material Subsidiaries, individually, or the Borrower and its Subsidiaries, taken as a whole) for a period not to exceed 90 days (unless the decision thereof for such period, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect).

                  "EXISTING ADVANCES" means the advances owing to the Existing Lenders under the Existing Credit Agreement on the Effective Date immediately prior to giving effect to the purchases and assumptions thereof described in Sections 2.01(a), 2.01(b) and 2.01(c).

                  "EXISTING CREDIT AGREEMENT" has the meaning specified in Preliminary Statement (1) to this Agreement.

                  "EXISTING LENDERS" has the meaning specified in Preliminary Statement (1) to this Agreement.

                  "EXISTING LETTERS OF CREDIT" means the irrevocable standby letters of credit issued by NationsBank or one or more of its affiliates under the terms of the Existing Credit Agreement and outstanding on the Effective Date, in each case as more fully described on Part A of Schedule I hereto.

                  "EXTRAORDINARY RECEIPT" means any cash received by or paid to or for the account of any Person other than in the ordinary course of business, including, without limitation, tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments, purchase price adjustments received in connection with any purchase agreement and payments in respect of judgments or settlements of litigation or proceedings; provided, however, that Extraordinary Receipts shall not include cash receipts received from proceeds of insurance, condemnation awards (or payments in lieu thereof), indemnity payments or payments in respect of judgments or settlements of litigation or proceedings to the extent that such proceeds, awards or payments (a) are in respect of loss or damage to any Capital Asset or reimbursements of liabilities previously paid by such Person or promptly paid thereafter to any third party that is not an Affiliate of such Person and (b) are applied (or are in respect of expenditures that were previously incurred) to replace or repair such Capital Asset or to reimburse such amounts previously paid or to be paid promptly to any such third party, in each case in accordance with the terms of the Loan Documents and so long as such application is commenced within 90 days after the receipt of such proceeds, awards or payments.

                  "FACILITY" means the Term A Facility, the Term B Facility, the Revolving Credit Facility, the Swing Line Facility or the Letter of Credit Facility, as the context may require.

                  "FAIR MARKET VALUE" means, with respect to any property or assets (including, without limitation, any of the Equity Interests) of any Person on any date of determination, the value of the consideration obtainable in a sale of such property or assets in the open market on such date assuming an arm's-length sale that has been arranged without duress or compulsion between a willing seller and a willing and knowledgeable purchaser in a commercially reasonable manner over a reasonable period of time under all conditions necessary or desirable for a fair sale (taking into account the nature and characteristics of such property or asset); provided that:

                           (a) the Fair Market Value of any Borrower Common
                  Stock which comprises all or any part of the consideration to be paid for the purchase or other acquisition of Equity Interests in, or property or assets of, any other Person and which is, at the time of such purchase or other acquisition, designated as a national market system security by the National Association of Securities Dealers, Inc. or is listed on a national securities exchange shall be the average of the last reported bid and ask quotations or prices reported thereon for Borrower Common Stock or such other value as may be ascribed to the Borrower Common Stock in a definitive purchase or merger agreement so long as such value is determined according to customary methods for similar transactions and is approved in good faith by a majority of the disinterested members of the board of directors of the Borrower;

                           (b) the Fair Market Value of any of the property or
                  assets of the Borrower or any of its Subsidiaries (including any Borrower Common Stock that is not designated or listed (or otherwise ascribed a value) as described in clause (a) of this definition or any other Equity Interests) shall be determined in good faith (i) if the board of directors (or persons performing similar functions) of the Borrower or such Subsidiary is otherwise approving such transaction or if the Fair Market Value thereof is in excess of $40,000,000, by a majority of the members of the board of directors (or persons performing similar functions) of the Borrower or such Subsidiary, as the case may be, and certified by a Responsible Officer the Borrower or such Subsidiary in a certificate delivered to the Administrative Agent, on behalf of the Lender Parties, and (ii) if the board of directors (or persons performing similar functions) of the Borrower or such Subsidiary is not otherwise approving such transaction and if the Fair Market Value thereof is equal to or less than $40,000,000, by management of the Borrower or such Subsidiary; and

                           (c) any determination of the Fair Market Value of any
                  such property (whether real or personal) or assets that is customarily appraised shall be based upon an appraisal by an independent qualified appraiser when such property or assets is determined in good faith by the board of directors (or persons performing similar functions) of such Loan Party or such Subsidiary to have a Fair Market Value in excess of $15,000,000.

                  "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "FISCAL QUARTER" means, with respect to the Borrower or any of its Subsidiaries, the period commencing January 1 in any Fiscal Year and ending on the next succeeding March 31, the period commencing April 1 in any Fiscal Year and ending on the next succeeding June 30, the period commencing July 1 in any Fiscal Year and ending on the next succeeding September 30 or the period commencing October 1 in any Fiscal Year and ending on the next succeeding December 31, as the context may require, or, if any such Subsidiary was not in existence on the first day of any such period, the period commencing on the date on which such Subsidiary is incorporated, organized, formed or otherwise created and ending on the last day of such period.

                  "FISCAL YEAR" means, with respect to the Borrower or any of its Subsidiaries, the period commencing on January 1 in any calendar year and ending on the next succeeding December 31 or, if any such Subsidiary was not in existence on January 1 in any calendar year, the period commencing on the date on which such Subsidiary is incorporated, organized, formed or otherwise created and ending on the next succeeding December 31.

                  "FIXED CHARGE COVERAGE RATIO" means, with respect to the Borrower and its Subsidiaries for any period, the ratio of (a) the sum of (i) Consolidated EBITDA of the Borrower and its Subsidiaries for such period and (ii) all rental expense of the Borrower and its Subsidiaries for such period, determined on a Consolidated basis and in accordance with GAAP for such period, to (b) the sum (without duplication) of (i) all Consolidated Interest Expense of the Borrower and its Subsidiaries for such period, (ii) all Consolidated Cash Taxes paid by or on behalf of the Borrower or any of its Subsidiaries during such period, (iii) the amount of Consolidated Rental Payments made or required to be made by the Borrower and its Subsidiaries during such period and (iv) the aggregate amount of all Required Principal Payments of the Borrower and its Subsidiaries during such period.

                  "FOREIGN SUBSIDIARY" means, at any time, any of the direct or indirect Subsidiaries of the Borrower that is not a Domestic Subsidiary at such time.

                  "FUNDED INDEBTEDNESS" means, with respect to any Person (without duplication), Indebtedness in respect of the Advances in the case of the Borrower, and all other Indebtedness of such Person that by its terms matures more than one year after any date of determination or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, in each case determined on a Consolidated basis in accordance with GAAP; provided, however, that the term "Funded Indebtedness" shall not include any Contingent Obligations of such Person (if and to the extent such Contingent Obligations would otherwise be included in such term on any date of determination) that are incurred solely to support Indebtedness of one or more Subsidiaries of such Person to the extent such Contingent Obligations are otherwise expressly permitted to be incurred under Section 5.02(b).

                  "GAAP" has the meaning specified in Section 1.03.

                  "GLOBAL ASSIGNMENT AGREEMENT" means the assignment agreement entered into by the Existing Lenders and the Administrative Agent, on behalf of the Initial Lenders, as of the Effective Date in order to effect the assignment and sale of all of the Existing Advances outstanding on the

         Effective Date to the Initial Lenders in accordance with Section 2.01 and in substantially the form of Exhibit C-2 hereto.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state, province, city, municipal entity or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative or regulatory agency, department, authority, instrumentality, commission, board or similar body, whether federal, state, territorial, local or foreign.

                  "GOVERNMENTAL AUTHORIZATION" means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority.

                  "GUARANTEED PARTIES" means, collectively, the Agents, the Lender Parties and the Hedge Banks.

                  "GUARANTEE SUPPLEMENT" has the meaning specified in Section 8(b) of the Subsidiaries Guarantee.

                  "HAZARDOUS MATERIALS" means: (a) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including, without limitation, such harmful properties as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (b) any oil, petroleum, petroleum fraction or petroleum derived substance; (c) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (d) any flammable substances or explosives; (e) any radioactive materials; (f) any asbestos-containing materials; (g) any urea formaldehyde foam insulation; (h) any electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (i) any pesticides; (j) any radon gas; and (k) any other chemical, material or substance designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law or which could pose a hazard to health, safety or the environment.

                  "HEDGE AGREEMENTS" means, collectively, interest rate swap, cap or collar agreements, interest rate future or option contracts, commodity future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

                  "HEDGE BANK" means any Person that is a Lender Party or an affiliate of a Lender Party, in its capacity as a party to a Bank Hedge Agreement.

                  "INDEBTEDNESS" means, with respect to any Person (without duplication):

                           (a) all indebtedness of such Person for borrowed
                  money;

                           (b) all Obligations of such Person for the deferred
                  purchase price of property and assets or services (other than (i) trade payables or other accounts payable incurred in the ordinary course of such Person's business and not past due for more than one year after the date on which each such trade payable or account payable was created and (ii) deferred compensation to employees paid in the ordinary course of business and in accordance with the past business practices of such Person);

                           (c) all Obligations of such Person evidenced by
                  notes, bonds, debentures or other similar instruments, or upon which interest payments are customarily made;

                           (d) all Obligations of such Person created or arising
                  under any conditional sale or other title retention agreement with respect to property or assets acquired by such Person (even though the rights and remedies of the seller or the lender under such agreement in the event of default are limited to repossession or sale of such property or assets);

                           (e) all Obligations of such Person as lessee under
                  Capitalized Leases;

                           (f) all Obligations, contingent or otherwise, of such
                  Person under acceptance, letter of credit or similar facilities;

                           (g) all Obligations of such Person to purchase,
                  redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;

                           (h) all Obligations, contingent or otherwise, of such
                  Person in respect of Hedge Agreements, in each case valued at the Agreement Value thereof;

                           (i) all Off Balance Sheet Liabilities of such Person;

                           (j) all Contingent Obligations of such Person; and

                           (k) all Indebtedness referred to in clauses (a)
                  through (j) above and other payment Obligations of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment Obligation, valued, in the case of any such Indebtedness as to which recourse for the payment thereof is expressly limited to the property or assets on which such Lien is granted, at the lesser of (i) the stated or determinable amount of the Indebtedness that is so secured or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) and (ii) the Fair Market Value of such property or assets.

         The Indebtedness of any Person shall include (i) all Obligations of the types described in clauses (a) through (k) above of any partnership in which such Person is a general partner and (ii) all Obligations of the types described in clauses (a) through (k) above of such Person to the extent such Person remains legally liable in respect thereof, notwithstanding that any such Obligation is deemed to be extinguished under GAAP at any date of determination.

                  "INDEMNIFIED PARTY" has the meaning specified in Section 8.04(b).

                  "INFORMATION MEMORANDUM" means the information memorandum dated May 1998 used by the Arranger in connection with the syndication of the Commitments.

                  "INITIAL EXTENSIONS OF CREDIT" means, collectively, the initial Borrowings under one or more of the Facilities and/or the initial issuances of one or more Letters of Credit made (or deemed to have been made) on the Effective Date.

                  "INITIAL ISSUING BANK" has the meaning specified in the recital of parties to this Agreement.

                  "INITIAL LENDERS" has the meaning specified in the recital of parties to this Agreement.

                  "INTEREST PERIOD" means, for each of the Eurodollar Rate Advances comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, as the case may be, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions set forth below. The duration of each such Interest Period shall be one, two, three or six months as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

                           (a) the Borrower may not select any Interest Period
                  with respect to any Eurodollar Rate Advance under a Facility at any time that ends (i) in the case of the Term A Facility, after the scheduled Term A Maturity Date or, if the Borrower has elected (and has satisfied all of the conditions precedent to) the Term A Extension Option prior to such time, after the then scheduled Termination Date for the Term A Facility and
                  (ii) in the case of any other Facility, after the scheduled Termination Date for such Facility;

                           (b) Interest Periods commencing on the same date for
                  Eurodollar Rate Advances comprising part of the same Borrowing shall be of the same duration;

                           (c) whenever the last day of any Interest Period
                  would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next succeeding calendar month, the last day of such Interest Period shall occur on the immediately preceding Business Day; and

                           (d) whenever the first day of any Interest Period
                  occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

                  "INVESTMENT" means, with respect to any Person, (a) any direct or indirect purchase or other acquisition (whether for cash, securities, property, services or otherwise) by such Person of, or of a beneficial interest in, any Equity Interests or Indebtedness of any other Person, (b) any direct or indirect purchase or other acquisition (whether for cash, securities, property, services or otherwise) by such Person of all or substantially all of the property and assets of any other Person or of any division, branch or other unit of operation of any other Person, (c) any direct or indirect redemption, retirement, purchase or other acquisition for value by such Person from any other Person of any Equity Interests in such other Person, (d) the making of a deposit by such Person with, or any direct or indirect loan, advance, other extension of credit or capital contribution by such Person to, or any other investment by such Person in, any other Person (including, without limitation, any indebtedness or accounts receivable from such other Person that are not current assets or did not arise from sales to such other Person in the ordinary course of business and any arrangement pursuant to which the investor incurs Indebtedness of the types referred to in clause (j) or (k) of the definition of "Indebtedness" set forth above in this Section 1.01 in respect of such other Person) and (e) any agreement to make any Investment (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale). The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "ISSUING BANK" means the Initial Issuing Bank and each other Person to which the Letter of Credit Commitment has been assigned pursuant to Section 8.07, in each case for so long as the Initial Issuing Bank or such other Person, as the case may be, shall be a party to this Agreement in such capacity.

                  "KNOX-KEENE ACT" means the Knox-Keene Health Care Service Plan Act of 1975, as amended from time to time, and the regulations promulgated from time to time thereunder.

                  "L/C ESCROW ACCOUNT" has the meaning specified in Section
         6.02.

                  "L/C RELATED DOCUMENTS" has the meaning specified in Section 2.03(c)(ii).

                  "LENDER PARTY" means any Lender, the Issuing Bank or the Swing Line Bank, as the context may require.

                  "LENDERS" means, collectively, the Initial Lenders and each Person that becomes a Lender pursuant to Section 8.07, in each case for so long as such Initial Lender or such other Person, as the case may be, shall a party to this Agreement in such capacity.

                  "LETTER OF CREDIT" has the meaning specified in Section
         2.01(e).

                  "LETTER OF CREDIT ADVANCE" means an advance made by the Issuing Bank or any of the Revolving Credit Lenders pursuant to Section 2.03(c)(i).

                  "LETTER OF CREDIT AGREEMENT" has the meaning specified in
         Section 2.03(a).

                  "LETTER OF CREDIT COMMITMENT" means, with respect to the Issuing Bank at any time, the amount set forth opposite the Issuing Bank's name on Part B of Schedule I hereto under the caption "Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignment and Acceptances, the amount set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to
         Section 8.07(e) as the Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "LETTER OF CREDIT FACILITY" means, at any time, an amount equal to the lesser of (a) the amount of the Letter of Credit Commitment at such time and (b) $75,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "LEVERAGE RATIO" means, with respect to the Borrower and its Subsidiaries at any date of determination, the ratio of (a)(i) all Indebtedness of the Borrower and its Subsidiaries outstanding on such date that would (or would be required) to appear on the Consolidated balance sheet of the Borrower and its Subsidiaries plus (ii) to the extent not otherwise included in subclause (a)(i) of this definition, the face amount of all letters of credit (including, without limitation, all Letters of Credit) issued for the account of the Borrower or any of its Subsidiaries, less (iii) the aggregate principal amount of all Eligible Subordinated Indebtedness outstanding on such date, to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently completed Measurement Period prior to such date.

                  "LIEN" means, with respect to any Person, (a) any mortgage, lien (statutory or other), pledge, hypothecation, security interest, charge or other preference or encumbrance of any kind (including, without limitation, any agreement to give any of the foregoing), (b) any sale of accounts receivable or chattel paper, or any assignment, deposit arrangement or lease intended as, or having the effect of, security, (c) any easement, right of way or other encumbrance on title to real property or (d) any other interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or any Capitalized Lease or upon or with respect to any property or asset of such Person (including, in the case of Equity Interests, voting trust agreements and other similar arrangements).

                  "LOAN DOCUMENTS" means, collectively, (a) for all purposes of this Agreement and the Notes and any amendment, supplement or other modification hereof or thereof and for all other purposes other than for purposes of the Subsidiaries Guarantee, (i) this Agreement, (ii) the Notes, (iii) the Subsidiaries Guarantee, (iv) each Letter of Credit Agreement and (v) each of the other agreements evidencing any of the Obligations of any of the Loan Parties, or supporting any of the other Obligations of any of the Loan Parties, owing to the Agents and the Guaranteed Parties and (b) for all purposes of the Subsidiaries Guarantee, (i) this Agreement, (ii) the Notes,
         (iii) the Subsidiaries Guarantee, (iv) each Letter of Credit Agreement,
         (v) the Bank Hedge Agreements and (vi) each of the other agreements evidencing any of the Obligations of any of the Loan Parties, or supporting any of the other Obligations of any of the Loan Parties, owing to the Agents and the Guaranteed Parties, in each case as amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof and Section 8.01.

                  "LOAN PARTIES" means, collectively, the Borrower and each of the Restricted Subsidiaries.

                  "MATERIAL ADVERSE CHANGE" means any material adverse change in the business, condition (financial or otherwise), operations, liabilities (actual or contingent), properties or prospects of the Borrower, individually, or the Borrower and its Subsidiaries, taken as a whole.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
         (a) the business, condition (financial or otherwise), operations, liabilities (actual or contingent), properties or prospects of the Borrower and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent or any of the Lender Parties under any of the Loan Documents or (c) the ability of any of the Loan Parties to perform their respective Obligations under any of the Loan Documents to which it is or is to be a party (including for purposes of clauses
         (a) and (b) of this definition the imposition of materially burdensome conditions thereon).

                  "MATERIAL SUBSIDIARY" means, at any date of determination, any Subsidiary of the Borrower that, either individually or, together with its Subsidiaries, taken as a whole, (a) owned more than 5% of the Consolidated Total Assets of the Borrower and its Subsidiaries as of the last day of the most recently completed Fiscal Quarter on or prior to such date or (b) accounted for more than 5% of the Consolidated Net Income of the Borrower and its Subsidiaries for the most recently completed Fiscal Quarter on or prior to such date, in each case as reflected in the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties on or prior to such date and determined in accordance with GAAP for such period; provided, however, that solely for purposes of determining whether a Subsidiary of the Borrower that was not a Subsidiary thereof on the first day of the most recently completed Fiscal Quarter on or prior to any such date constitutes a "Material Subsidiary" at such date, the organization, creation, purchase or other acquisition of such Subsidiary shall be given pro forma effect as though it had occurred on the first day of such Fiscal Quarter.

                  "MEASUREMENT PERIOD" means, at any date of determination, the most recently completed four consecutive Fiscal Quarters on or immediately prior to such date or, if, on any such date, fewer than four consecutive Fiscal Quarters have been completed since January 1, 1998, solely the Fiscal Quarters that have been completed since January 1, 1998; provided, however, that any calculation of Consolidated EBITDA for the first Measurement Period ending after the Effective Date shall be multiplied by two and any calculation of Consolidated EBITDA for the second Measurement Period ending after the Effective Date shall be multiplied by 1.33.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "MPN" means MedPartners Provider Network, Inc., a California corporation and a wholly owned Subsidiary of the Borrower on the date of this Agreement.

                  "MULTIEMPLOYER PLAN" means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which any of the Loan Parties or any of the ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "MULTIPLE EMPLOYER PLAN" means a single employer plan (as defined in Section 4001(a)(15) of ERISA) that (a) is maintained for employees of any of the Loan Parties or any of the ERISA Affiliates and at least one Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any of the Loan Parties or any of the ERISA Affiliates is reasonably expected to have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "NATIONSBANK" has the meaning specified in the recital of parties to this Agreement.

                  "NET CASH PROCEEDS" means, with respect to any sale, lease, transfer or other disposition of any property or assets, or the incurrence or issuance of any Indebtedness, or the sale or issuance of any Equity Interests in any Person, or any Extraordinary Receipt received by or paid to or for the account of any Person, as the case may be, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of such Person for its own account in connection with any such transaction, after deducting therefrom only:

                           (a) reasonable and customary brokerage commissions,
                  underwriting fees and discounts, legal fees, accounting fees, finder's fees and other similar fees and commissions and reasonable and customary printing expenses, solely in the case of any sale, lease, transfer or other disposition of any property or assets, other reasonable and customary costs and expenses incurred in connection with such sale, lease, transfer or other disposition;

                           (b) the amount of taxes payable in connection with or
                  as a result of such transaction; and

                           (c) in the case of any sale, lease, transfer or other
                  disposition of any property or asset, the outstanding principal amount of, the premium or penalty, if any, on, and any accrued and unpaid interest on, any Indebtedness (other than the Indebtedness under or in respect of the Loan Documents) that is secured by a Lien on the property and assets subject to such sale, lease, transfer or other disposition and is required to be repaid under the terms thereof as a result of such sale, lease, transfer or other disposition;

         in each case to the extent, but only to the extent, that the amounts so deducted are properly attributable to such transaction or to the property or asset that is the subject thereof and (i) in the case of clauses (a) and (c) of this definition, are actually paid at the time of receipt of such cash to a Person that is not an Affiliate of such Person or any of the Loan Parties or of any Affiliate of any of the Loan Parties and (ii) in the case of clause (b) of this definition, are actually paid at the time of receipt of such cash to a Person that is not an Affiliate of such Person or any of the Loan Parties or any Affiliate of any of the Loan Parties or, so long as such Person is not otherwise indemnified therefor, are reserved for in accordance with GAAP at the time of receipt of such cash based upon such Person's reasonable estimate of such taxes; provided, however, that if, at the time any such taxes are actually paid or otherwise satisfied, the amount of the reserve therefor exceeds the amount paid or otherwise satisfied, then the amount of such excess reserve shall constitute "Net Cash Proceeds" on and as of the date of such payment for all purposes of this Agreement and, to the extent required under Sections 2.05(b)(vi) and 2.06(b), the Borrower shall reduce the Commitments on such date in accordance with the terms of Section 2.05(b)(vi), and shall prepay the outstanding Advances on such date in accordance with the terms of Section 2.06(b), in an amount equal to the amount of such excess reserve.

                  "NEW SUBSIDIARY" has the meaning specified in Section 5.02(k).

                  "NMS" has the meaning specified in the recital of parties to this Agreement.

                  "NOTE" means a Term A Note, a Term B Note, a Revolving Credit Note or the Swing Line Note, as the context may require.

                  "NOTICE OF BORROWING" has the meaning specified in Section 2.02(a).

                  "NOTICE OF CONVERSION" has the meaning specified in Section 2.09(a).

                  "NOTICE OF ISSUANCE" has the meaning specified in Section 2.03(a).

                  "NOTICE OF RENEWAL" has the meaning specified in Section 2.01(e).

                  "NOTICE OF SWING LINE BORROWING" has the meaning specified in
         Section 2.02(b).

                  "NOTICE OF TERMINATION" has the meaning specified in Section 2.01(e).

                  "NPL" means the National Priorities List under CERCLA.

                  "OBLIGATION" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the immediately preceding sentence, the Obligations of the Loan Parties under or in respect of the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnity payments and other amounts payable by any of the Loan Parties under or in respect of any of the Loan Documents and
         (b) the obligation of any of the Loan Parties to reimburse any amount in respect of any of the items described above in clause (a) of this definition that the Administrative Agent or any of the Lender Parties, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

                  "OFF BALANCE SHEET LIABILITIES" means, with respect to any Person, (a) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to any accounts or notes receivable sold, transferred or otherwise disposed of by such Person,
         (b) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to property or assets leased by such Person as lessee and (c) all Obligations, contingent or otherwise, of such Person under any synthetic lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing if the transaction giving rise to such Obligation (i) is considered indebtedness for borrowed money for tax purposes but is classified as an Operating Lease or (ii) does not (and is not required to) appear as a liability on the Consolidated balance sheet of such Person and its Subsidiaries, but excluding from the foregoing provisions of this definition any obligations or liabilities of any such Person as lessee under any Operating Lease so long as the terms of such Operating Lease do not require any payment by or on behalf of such Person at the scheduled termination date of such Operating Lease, pursuant to a required purchase by or on behalf of such Person of the property or assets subject to such Operating Lease, or under any arrangements pursuant to which such Person guarantees or otherwise assures any other Person of the value of the property or assets subject to such Operating Lease.

                  "OIG" means the Office of Inspector General of the United States Department of Health and Human Services or any successor thereto.

                  "OIG SETTLEMENT AGREEMENT" means, collectively, (a) the Settlement Agreement entered into on or about June 14, 1995 among the United States of America, acting through the Department of Justice, the OIG, the Office of Civilian Health and Medical Program of the Uniformed Services, on behalf of the Civilian Health and Medical Program of the Uniformed Services, the Department of Justice, on behalf of the Office of Personnel Management, the United States Department of Veteran Affairs, and Caremark, Inc., a California corporation and a wholly owned Subsidiary of Caremark, as modified by the Correction of Settlement Agreement entered into as of June 29, 1995, (b) the Corporate Integrity Agreement dated June 15, 1995 among Caremark, Caremark, Inc., a California corporation and a wholly owned Subsidiary of Caremark, and the United States Department of Health and Human Services and (c) the Plea Agreement dated June 15, 1995 and filed in the District Courts for the District of Minnesota, Case No. C2-95-86, and the Southern District of Ohio, Case No. CR4-94-95 (criminal proceedings), in each case as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                  "OPEN YEAR" means, with respect to any Person, any year for which United States federal income tax returns have been filed by or on behalf of such Person and for which the expiration of the applicable statute of limitations for assessment, reassessment or collection has not occurred (whether by reason of extension or otherwise).

                  "OPERATING LEASE" means, with respect to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capitalized Lease or a lease under which such Person is the lessor.

                  "OTHER TAXES" has the meaning specified in Section 2.12(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "PERFORMANCE LEVEL" means Performance Level I, Performance Level II, Performance Level III, Performance Level IV, Performance Level V, Performance Level VI, Performance Level VII, Performance Level VIII and Performance Level IX, as the context may require. For purposes of determining the Performance Level at any date of determination:

                           (a) not more than two decreases in the Performance
                  Level (each thereby resulting in a decrease in the Applicable Margin and the Applicable Percentage) shall occur in any three-month period; and

                           (b) no change in the Performance Level shall be
                  effective until three Business Days after the date on which the Administrative Agent and the Lender Parties receive the Required Financial Information reflecting such change; provided, however, that if the Borrower has not delivered to the Administrative Agent and the Lender Parties all of the information required under this clause (b) within five Business Days after the date on which such information is otherwise required under Section 5.03(b) or 5.03(c), as applicable, and Section 5.03(d), the Performance Level shall be deemed to be at Performance Level IX for so long as such information has not been submitted.

                  "PERFORMANCE LEVEL I" means, at any date of determination, that the Borrower and its Subsidiaries shall have maintained a Leverage Ratio of less than 2.00:1 for the most recently completed Measurement Period prior to such date.

                  "PERFORMANCE LEVEL II" means, at any date of determination, that (a) the Performance Level does not meet the requirements of Performance Level I and (b) the Borrower and its Subsidiaries shall have maintained a Leverage Ratio of less than 2.50:1 for the most recently completed Measurement Period prior to such date.

                  "PERFORMANCE LEVEL III" means, at any date of determination, that (a) the Performance Level does not meet the requirements of Performance Level I or Performance Level II and (b) the Borrower and its Subsidiaries shall have maintained a Leverage Ratio of less than 3.00:1 for the most recently completed Measurement Period prior to such date.

                  "PERFORMANCE LEVEL IV" means, at any date of determination, that (a) the Performance Level does not meet the requirements of Performance Level I, Performance Level II or Performance Level III and
         (b) the Borrower and its Subsidiaries shall have maintained a Leverage Ratio of less than 3.50:1 for the most recently completed Measurement Period prior to such date.

                  "PERFORMANCE LEVEL V" means, at any date of determination, that (a) the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III or Performance Level IV and (b) the Borrower and its Subsidiaries shall have maintained a Leverage Ratio of less than 4.00:1 for the most recently completed Measurement Period prior to such date.

                  "PERFORMANCE LEVEL VI" means, at any date of determination, that (a) the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III, Performance Level IV or Performance Level V and (b) the Borrower and its Subsidiaries shall have maintained a Leverage Ratio of less than 4.25:1 for the most recently completed Measurement Period prior to such date.

                  "PERFORMANCE LEVEL VII" means, at any date of determination, that (a) the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III, Performance Level IV, Performance Level V or Performance Level VI and
         (b) the Borrower and its Subsidiaries shall have maintained a Leverage Ratio of less than 4.75:1 for the most recently completed Measurement Period prior to such date.

                  "PERFORMANCE LEVEL VIII" means, at any date of determination, that (a) the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III, Performance Level IV, Performance Level V, Performance Level VI or Performance Level VII and (b) the Borrower and its Subsidiaries shall have maintained a Leverage Ratio of less than 5.25:1 for the most recently completed Measurement Period prior to such date.

                  "PERFORMANCE LEVEL IX" means, at any date of determination, that the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III, Performance Level IV, Performance Level V, Performance Level VI, Performance Level VII or Performance Level VIII.

                  "PERFORMANCE LEVEL DETERMINATION DATE" means the earliest of
         (a) the date of receipt of the Required Financial Information for the Measurement Period ending September 30, 1998, (b) November 19, 1998 and
         (c) the first date on which the aggregate amount of the Facilities is no more than $400,000,000.

                  "PERMITTED LIENS" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA or any such Lien relating to or imposed in connection with any Environmental Action), in each case as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced:

                           (a) Liens for taxes, assessments and governmental
                  charges or levies to the extent not otherwise required to be paid under Section 5.01(b);

                           (b) Liens imposed by law, such as materialmen's,
                  mechanics', carriers', workmen's, storage and repairmen's Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) (i) that are not overdue for a period of more than 90 days or (ii) the amount, applicability or validity of which are being contested in good faith and by appropriate proceedings diligently conducted and with respect to which the Borrower or its applicable Subsidiary, as the case may be, has established reserves in accordance with GAAP;

                           (c) pledges or deposits to secure obligations
                  incurred in the ordinary course of business under workers' compensation laws, unemployment insurance or other similar social security legislation (other than in respect of employee benefit plans subject to ERISA) or to secure public or statutory obligations;

                           (d) Liens securing the performance of, or payment in
                  respect of, bids, tenders, government contracts (other than for the repayment of borrowed money), surety and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business;

                           (e) any interest or title of a lessor or sublessor
                  and any restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject that is incurred in the ordinary course of business and, either individually or when aggregated with all other Permitted Liens in effect on any date of determination, is not reasonably expected to have a Material Adverse Effect;

                           (f) Liens arising out of judgments or awards that do
                  not constitute an Event of Default under Section 6.01(g) or 6.01(h) and in respect of which the Borrower or any of its Subsidiaries subject thereto shall be prosecuting an appeal or proceedings for review in good faith and, pending such appeal or proceedings, shall have secured within ten Business Days after the entry thereof a subsisting stay of execution and shall be maintaining reserves, in accordance with GAAP, with respect to any such judgment or award; and

                           (g) easements, rights of way, zoning restrictions and
                  other encumbrances and survey exceptions, title irregularities and other similar restrictions on title to, or the use of, real property that do not, either individually or in the aggregate, (i) materially detract from the value of such real property or (ii) materially and adversely affect the use of such real property for its intended purposes or the conduct of the business of the Borrower and its Subsidiaries in the ordinary course and, in any case, that were not incurred in connection with and do not secure Indebtedness or other extensions of credit.

                  "PERMITTED RECEIVABLES SECURITIZATIONS" means one or more limited recourse or nonrecourse sales and assignments of accounts receivable of the Borrower or any of its Subsidiaries to a Special Purpose Vehicle or any other Person that is not an Affiliate of the Borrower or any of its Subsidiaries and for which the aggregate maximum face amount of the accounts receivable so sold and assigned shall not exceed $10,000,000 and the minimum price paid for any such accounts receivable shall not be less than 70% of the face amount thereof; provided that any recourse of the purchasers of any such accounts receivable to the Borrower or any of its Subsidiaries shall be on terms reasonably satisfactory to the Required Lenders.

                  "PERMITTED SALE-LEASEBACK TRANSACTION" means any sale, transfer or other disposition of any real property and related improvements, fixtures and equipment owned by the Borrower or any of its Subsidiaries as of the Effective Date to any lender or investor and leased back by the Borrower or such Subsidiary, as the case may be, upon or promptly following such sale, transfer or other disposition (whether under a Capitalized Lease or an Operating Lease); provided that:

                            (a) the gross proceeds received from any such sale,
                  transfer or other disposition shall be at least equal to the Fair Market Value of the real property and related improvements, fixtures and equipment so sold, transferred or otherwise disposed of, determined at the time of such sale, transfer or other disposition;

                           (b) at least 90% of the value of the aggregate
                  consideration received from any such sale, transfer or other disposition shall be in cash;

                           (c) the lender or investor to which any such real
                  property and related improvements, fixtures and equipment is so sold, transferred or otherwise disposed of shall advance all of the gross proceeds therefrom to the Borrower or the applicable Subsidiary solely on the security of such real property and related improvements, fixtures and equipment so sold, transferred or otherwise disposed of;

                           (d) the stated maturity of any such arrangement shall
                  be the date on which the final payment of rent and any other amount due to the applicable lender or investor under the terms of such arrangement may be made prior to the first date on which such arrangement may be terminated by the Borrower or the Subsidiary of the Borrower that is the lessee thereunder without payment of a penalty;

                           (e) (i) immediately before and immediately after
                  giving pro forma effect to any such sale, transfer or other disposition, no Default shall have occurred and be continuing,
                  (ii) immediately after giving effect to any such sale, transfer or other disposition, the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 5.04, such compliance to be determined on the basis of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties as though such sale, transfer or other disposition had been consummated as of the first day of the fiscal period covered thereby, and (iii) if the Fair Market Value of the real property and related improvements, fixtures and equipment so sold, transferred or otherwise disposed of shall exceed $15,000,000, the Borrower shall have delivered to the Administrative Agent, on behalf of the Lender Parties, at least two Business Days prior to the date on which any such sale, transfer or other disposition is consummated, a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the applicable requirements set forth in this definition will be satisfied on or prior to the date of such consummation (and including a schedule setting forth the computations used by the Borrower in determining the pro forma compliance with all of the covenants set forth in
                  Section 5.04 in accordance with the foregoing provisions of this clause (iii)); and

                           (f) except in the case of any such sale, transfer or
                  other disposition of the medical office building, adjacent parking structure and related improvements and equipment of KS-PSI of Texas, L.P. located in Houston, Texas, all of the Net Cash Proceeds received in any such sale, lease transfer or other disposition shall be applied, within two Business Days after on the date of receipt thereof by the Borrower or any of its Subsidiaries, to reduce the Term Commitments in accordance with, and to the extent required under, Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b).

                  "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "PLAN" means a Single Employer Plan or a Multiple Employer Plan, as the context may require.

                  "PREFERRED INTERESTS" means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person's property and assets, whether by dividend or upon liquidation.

                  "PRIMARY OBLIGATIONS" has the meaning specified in the definition of "Contingent Obligation" set forth above in this Section 1.01.

                  "PRIMARY OBLIGOR" has the meaning specified in the definition of "Contingent Obligation" set forth above in this Section 1.01.

                  "PRO RATA SHARE" of any amount means, with respect to any of the Lenders at any time, the product of (a) a fraction the numerator of which is the amount of such Lender's Commitment(s) under the applicable Facility or Facilities at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01 at or prior to such time, such Lender's Commitment(s) under the applicable Facility or Facilities as in effect immediately prior to such termination) and the denominator of which is the aggregate amount of such Facility or Facilities at such time (or, if the Commitments shall have been terminated pursuant to Section 2.05 or 6.01 at or prior to such time, the applicable Facility or Facilities as in effect immediately prior to such termination) multiplied by (b) such amount.

                  "REDEEMABLE" means, with respect to any Equity Interest, any Indebtedness or any other right or Obligation, any such Equity Interest, Indebtedness, right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

                  "REGISTER" has the meaning specified in Section 8.07(e).

                  "RELATED DOCUMENTS" means the OIG Settlement Agreements, the TAPS Purchase Contract and the TAPS Pledge Agreement.

                  "REQUIRED FINANCIAL INFORMATION" means, at any date of determination, the Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties on or prior to such date pursuant to, and satisfying all of the requirements of, Section 5.03(b) or 5.03(c) and accompanied by the certificates and other information required to be delivered together therewith pursuant to Section 5.03(d).

                  "REQUIRED LENDERS" means, at any time, Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of all Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate unused Term Commitments at such time and (d) the aggregate Unused Revolving Credit Commitments at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of all Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (ii) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit outstanding at such time, (iii) the aggregate unused Term Commitments of such Lender at such time and (iv) the Unused Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and outstanding at such time and Letter of Credit Advances owing to the Issuing Bank and outstanding at such time and the Available Amount of all Letters of Credit outstanding at such time shall be deemed to be owed to the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments at such time.

                  "REQUIRED PRINCIPAL PAYMENTS" means, with respect to any Person for any period, the sum of all regularly scheduled principal payments or redemptions and all required prepayments, repurchases, redemptions or similar acquisitions for value of outstanding Indebtedness made or required to be made during such period, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 5.02(b)(xiii).

                  "REQUIREMENTS OF LAW" means, with respect to any Person, all laws, constitutions, statutes, treaties, ordinances, rules and regulations, all orders, writs, decrees, injunctions, judgments, determinations and awards of an arbitrator, a court or any other Governmental Authority, and all Governmental Authorizations, binding upon or applicable to such Person or to any of its property, assets or businesses.

                  "RESPONSIBLE OFFICER" means the chief executive officer, the president, the chief financial officer, the principal accounting officer or the treasurer (or the equivalent of any of the foregoing) of the Borrower or any of its Subsidiaries or any other officer, partner or member (or person performing similar functions) of the Borrower or any of its Subsidiaries responsible for overseeing the administration of, or reviewing compliance with, all or any portion of this Agreement or any of the other Loan Documents.

                  "RESTRICTED SUBSIDIARY" means any of the wholly owned Domestic Subsidiaries (other than MPN), any of the Persons created, purchased or otherwise acquired by the Borrower or any of its Subsidiaries after the date of this Agreement pursuant to Section 5.02(e)(vi) or, at the option of the Borrower, any of the other Subsidiaries of the Borrower that, in each case, (a) executes and delivers the Subsidiaries Guarantee or a Guarantee Supplement and (b) delivers such other agreements, opinions, certificates and other documents required or requested under Section 5.02(k).

                  "RESTRUCTURING" has the meaning specified in Preliminary Statement (2) to this Agreement.

                  "REVOLVING CREDIT ADVANCE" means, with respect to each of the Revolving Credit Lenders, any advance made (or deemed to have been made on the Effective Date) by such Revolving Credit Lender to the Borrower pursuant to Section 2.01(c).

                  "REVOLVING CREDIT BORROWING" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by the Revolving Credit Lenders.

                  "REVOLVING CREDIT COMMITMENT" means, with respect to any of the Revolving Credit Lenders at any time, the amount set forth opposite such Revolving Credit Lender's name on Part B of Schedule I hereto under the caption "Revolving Credit Commitment" or, if such Revolving Credit Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Revolving Credit Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(e) as such Revolving Credit Lender's "Revolving Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "REVOLVING CREDIT FACILITY" means, at any time, the aggregate Revolving Credit Commitments of all of the Revolving Credit Lenders at such time.

                  "REVOLVING CREDIT LENDER" means, at any time, any of the Lenders that has a Revolving Credit Commitment at such time.

                  "REVOLVING CREDIT NOTE" means a promissory note of the Borrower payable to the order of any of the Revolving Credit Lenders, in substantially the form of Exhibit A-3 hereto, evidencing the aggregate indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Advances made by such Revolving Credit Lender.

                  "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the regulations promulgated and the rulings issued thereunder.

                  "SENIOR FINANCIAL OFFICER" means the chief executive officer, the chief financial officer, the principal accounting officer or the treasurer of the Borrower.

                  "SENIOR NOTES" means the 7-3/8% senior unsecured notes of the Borrower due 2006 in an aggregate principal amount of $450,000,000 issued pursuant to the terms of the Senior Notes Indenture.

                  "SENIOR NOTES DOCUMENTS" means the Senior Notes Indenture, the Senior Notes and all of the other agreements, instruments and other documents pursuant to which the Senior Notes were issued or otherwise setting forth the terms of the Senior Notes, in each case as such agreement, instrument or other document may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                  "SENIOR NOTES INDENTURE" means the Indenture dated as of October 8, 1996 between the Borrower and The First National Bank of Chicago, as Trustee, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                  "SINGLE EMPLOYER PLAN" means a single employer plan (as defined in Section 4001(a)(15) of ERISA) that (a) is maintained for employees of any of the Loan Parties or any of the ERISA Affiliates and no Person other than the Loan Parties and the ERISA Affiliates or (b) was so maintained and in respect of which any of the Loan Parties or any of the ERISA Affiliates is reasonably expected to have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "SOLVENT" means, with respect to any Person on any date of determination, that, on such date:

                           (a) the fair value of the property and assets of such
                  Person is greater than the total amount of liabilities (including, without limitation, contingent liabilities) of such Person;

                           (b) the present fair salable value of the property
                  and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured;

                           (c) such Person does not intend to, and does not
                  believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature; and

                           (d) such Person is not engaged in business or in a
                  transaction, and is not about to engage in business or in a transaction, for which such Person's property and assets would constitute an unreasonably small capital.

         The amount of contingent liabilities of any such Person at any time shall be computed as the amount that, in the light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "SPECIAL PURPOSE VEHICLE" means any Person that is not a Material Subsidiary (a) which has been organized for the sole purpose of effecting one or more Permitted Receivables Securitizations, (b) which has no property, assets or liabilities other than those directly acquired or incurred in connection with such Permitted Receivables Securitizations, (c) all of the liabilities and other Obligations of which are nonrecourse for the payment or performance thereof to the Borrower or any of its Subsidiaries other than reasonable and customary liabilities for the breach of representations and warranties of the Borrower or any of its Subsidiaries that are not related to the creditworthiness of the accounts receivable of the Borrower or any of its Subsidiaries and (d) the legal structure (if other than a corporation, limited partnership or limited liability company organized under the laws of any state of the United States of America) and the capitalization of which have been approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed.

                  "SUBSIDIARIES GUARANTEE" has the meaning specified in Section 3.01(i)(viii).

                  "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, unlimited liability company, trust or estate of which (or in which) more than 50% of:

                           (a) the issued and outstanding shares of capital
                  stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time shares of capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency);

                           (b) the interest in the capital or profits of such
                  partnership, joint venture, limited liability company or unlimited liability company; or

                           (c) the beneficial interest in such trust or estate,
                  is at the time, directly or indirectly, owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries; provided, however, that, notwithstanding any of the other provisions of this Agreement, none of the Captive Professional Corporations shall constitute a Subsidiary of the Borrower or any of its Subsidiaries for purposes of the Loan Documents.

                  "SURVIVING INDEBTEDNESS" has the meaning specified in Section 4.01(y).

                  "SWING LINE ADVANCE" means an advance made by (a) the Swing Line Bank pursuant to Section 2.01(d) or (b) any of the Revolving Credit Lenders pursuant to Section 2.02(b)(ii).

                  "SWING LINE BANK" has the meaning specified in the recital of parties to this Agreement.

                  "SWING LINE BORROWING" means a borrowing consisting of (a) a Swing Line Advance made by the Swing Line Bank pursuant to Section 2.01(d) or (b) simultaneous Swing Line Advances made by the Revolving Credit Lenders pursuant to Section 2.02(b)(ii).

                  "SWING LINE COMMITMENT" means, with respect to the Swing Line Bank at any time, the amount set forth opposite the Swing Line Bank's name on Part B of Schedule I hereto under the caption "Swing Line Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "SWING LINE FACILITY" means, at any time, an amount equal to the lesser of (a) the amount of the Swing Line Commitment at such time and (b) $25,000,000, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "SWING LINE NOTE" means a promissory note of the Borrower payable to the order of the Swing Line Bank, in substantially the form of Exhibit A-4 hereto, evidencing the aggregate indebtedness of the Borrower to the Swing Line Bank resulting from the Swing Line Advances made by the Swing Line Bank and not assigned and sold to the Revolving Credit Lenders pursuant to Section 2.02(b)(ii).

                  "SYNDICATION AGENTS" has the meaning specified in the recital of parties to this Agreement.

                  "TAPS" means the Threshold Appreciation Price Securities issued by the Borrower to the TAPS Investors pursuant to the terms of the TAPS Indenture, the proceeds of which were used solely to acquire United States Treasury Securities which are pledged to secure the obligations of the TAPS Investors to purchase Borrower Common Stock at a future date in accordance with the terms of the TAPS Purchase Contract.

                  "TAPS INDENTURE" means the Indenture dated as of September 15, 1997 between the Borrower and PNC Bank, Kentucky, Inc., as trustee, pursuant to which the 6-7/8% senior subordinated notes of the Borrower due 2000 in an aggregate principal amount of $420,000,000 were issued, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                  "TAPS INVESTOR" means any Person that shall have simultaneously purchased TAPS and entered into the TAPS Purchase Contract.

                  "TAPS PLEDGE AGREEMENT" means the pledge agreement dated as of September 15, 1997 between the Borrower and PNC Bank, Kentucky, Inc., as collateral agent thereunder, and The First National Bank of Chicago, as agent and as attorney-in-fact for the holders of the TAPS thereunder, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents

                  "TAPS PURCHASE CONTRACT" means the Purchase Contract Agreement dated as of September 15, 1997 between the Borrower and The First National Bank of Chicago, as agent for the holders of the TAPS thereunder, as such agreement may be amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof, but solely to the extent permitted under the terms of the Loan Documents.

                  "TAXES" has the meaning specified in Section 2.12(a).

                  "TERM A ADVANCE" means, with respect to each of the Term A Lenders, the single advance deemed to have been made on the Effective Date by such Term A Lender to the Borrower pursuant to Section 2.01(a).

                  "TERM A BORROWING" means a borrowing consisting of simultaneous Term A Advances of the same Type made (or, in the case of the Existing Advances, purchased and assumed) by the Term A Lenders.

                  "TERM A COMMITMENT" means, with respect to any of the Term A Lenders at any time, the amount set forth opposite such Term A Lender's name on Part B of Schedule I hereto under the caption "Term A Commitment" or, if such Term A Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Term A Lender in the Register maintained by the Administrative Agent pursuant to
         Section 8.07(e) as such Term A Lender's "Term A Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "TERM ADVANCE" means a Term A Advance or a Term B Advance, as the context may require.

                  "TERM A EXTENSION DATE" means June 9, 1999 so long as the Borrower has elected (and has satisfied all of the conditions precedent to) the Term A Extension Option pursuant to Section 2.04(a)(ii) on or prior to such date.

                  "TERM A EXTENSION OPTION" has the meaning specified in Section 2.04(a)(ii).

                  "TERM A FACILITY" means, at any time, the aggregate Term A Commitments of all of the Term A Lenders at such time.

                  "TERM A LENDER" means, at any time, any of the Lenders that has a Term A Commitment at such time.

                  "TERM A MATURITY DATE" means the earlier of (a) the date of termination in whole of the Term A Commitments of the Term A Lenders pursuant to Section 2.05 or 6.01 and (b) June 9, 1999.

                  "TERM A NOTE" means a promissory note of the Borrower payable to the order of any of the Term A Lenders, in substantially the form of Exhibit A-1 hereto, evidencing the indebtedness of the Borrower to such Term A Lender resulting from the Term A Advance made (or, in the case of the Existing Advances, purchased and assumed) by such Term A Lender.

                  "TERM B ADVANCE" means, with respect to each of the Term B Lenders, the single advance deemed to have been made on the Effective Date by such Term B Lender to the Borrower pursuant to Section 2.01(b).

                  "TERM B BORROWING" means a borrowing consisting of simultaneous Term B Advances of the same Type made (or, in the case of the Existing Advances, purchased and assumed) by the Term B Lenders.

                  "TERM B COMMITMENT" means, with respect to any of the Term B Lenders at any time, the amount set forth opposite such Term B Lender's name on Part B of Schedule I hereto under the caption "Term B Commitment" or, if such Term B Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Term B Lender in the Register maintained by the Administrative Agent pursuant to
         Section 8.07(e) as such Term B Lender's "Term B Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "TERM B FACILITY" means, at any time, the aggregate Term B Commitments of all of the Term B Lenders at such time.

                  "TERM B LENDER" means, at any time, any of the Lenders that has a Term B Commitment at such time.

                  "TERM B NOTE" means a promissory note of the Borrower payable to the order of any of the Term B Lenders, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Borrower to such Term B Lender resulting from the Term B Advance made(or, in the case of the Existing Advances, purchased and assumed) by such Term B Lender.

                  "TERM COMMITMENT" means a Term A Commitment or a Term B Commitment, as the context may require.

                  "TERM LENDER" means a Term A Lender or a Term B Lender, as the context may require.

                  "TERMINATION DATE" means the earlier of (a) the date of termination in whole of all of the Commitments of the Lender Parties pursuant to Section 2.05 or 6.01 and (b) (i) with respect to the Term A Facility, the Term A Maturity Date or, if the Borrower has elected (and has satisfied all of the conditions precedent to) the Term A Extension Option pursuant to Section 2.04(a)(ii), June 8, 2001, and (ii) with respect to the Term B Facility, the Revolving Credit Facility and the Swing Line Facility, June 8, 2001.

                  "TRANSACTION" means, collectively, (a) the consummation of the Restructuring, (b) the entering into by the Borrower and certain of its Subsidiaries of the Loan Documents to which they are or are intended to be a party and (c) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.

                  "TYPE" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

                  "UNRESTRICTED SUBSIDIARY" means, at any time, any of the Subsidiaries of the Borrower that does not constitute a Restricted Subsidiary at such time.

                  "UNUSED REVOLVING CREDIT COMMITMENT" means, with respect to any of the Revolving Credit Lenders at any time, (a) the Revolving Credit Commitment of such Revolving Credit Lender at such time less (b) the sum of:

                           (i) the aggregate principal amount of all Revolving
                  Credit Advances, Swing Line Advances and Letter of Credit Advances made by such Revolving Credit Lender (in its capacity as a Lender) and outstanding at such time; and

                           (ii) such Revolving Credit Lender's Pro Rata Share of
                  (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c)(i) and outstanding at such time and (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(d) and outstanding at such time.

                  "VOTING INTERESTS" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "WITHDRAWAL LIABILITY" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

                  "YEAR 2000 PROBLEM" has the meaning specified in Section 4.01(bb).

                  SECTION 1.02. Computation of Time Periods; Other Constructional Provisions. In this Agreement and the other Loan Documents, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including", the word "through" means "through and including" and the words "to" and "until" each means "to but excluding". References in this Agreement or any of the other Loan Documents to any agreement, instrument or other document "as amended" shall mean and be a reference to such agreement, instrument or other document as amended, amended and restated, supplemented or otherwise modified hereafter from time to time in accordance with its terms, but solely to the extent permitted hereunder.

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(f) ("GAAP").

                  SECTION 1.04. Currency Equivalents Generally. Any amount specified in this Agreement (other than in Articles II, VII and VIII) or any of the other Loan Documents to be in U.S. dollars shall also include and be a reference to the equivalent of such amount in any currency other than U.S. dollars, such equivalent amount to be determined at the rate of exchange quoted by NationsBank in Charlotte, North Carolina at the close of business on the Business Day immediately preceding any date of determination thereof to prime banks in New York, New York for the spot purchase in the New York foreign exchange market of such amount in U.S. dollars with such other currency.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES
                            AND THE LETTERS OF CREDIT

                  SECTION 2.01. The Advances and the Letters of Credit. (a) The Term A Advances. Each of the Term A Lenders severally agrees, on the terms and conditions hereinafter set forth, to purchase and assume (or, in the case of any such Term A Lender that is also an Existing Lender, to retain) an undivided interest in that portion of the Existing Advances on the Effective Date that is equal to its Pro Rata Share of the Term A Facility. The Existing Advances owing to each of the Term A Lenders on the Effective Date immediately after giving effect to all of the purchases and assumptions described in the immediately preceding sentence shall be deemed to be a Term A Advance made by such Term A Lender to the Borrower hereunder on the Effective Date for all purposes of this Agreement. In furtherance of the foregoing, each of the Term A Lenders hereby authorizes and directs the Administrative Agent to accept the Global Assignment Agreement on its behalf. Amounts deemed to have been purchased and assumed (or, in the case of any Term A Lender that is also an Existing Lender on the Effective Date, retained) by the Term A Lenders under this subsection (a) and repaid or prepaid may not be reborrowed.

                  (b) The Term B Advances. Each of the Term B Lenders severally agrees, on the terms and conditions hereinafter set forth, to purchase and assume (or, in the case of any such Term B Lender that is also an Existing Lender, to retain) an undivided interest in that portion of the Existing Advances on the Effective Date that is equal to its Pro Rata Share of the Term B Facility. The Existing Advances owing to each of the Term B Lenders on the Effective Date immediately after giving effect to all of the purchases and assumptions described in the immediately preceding sentence shall be deemed to be a Term B Advance made by such Term B Lender to the Borrower hereunder on the Effective Date for all purposes of this Agreement. In furtherance of the foregoing, each of the Term B Lenders hereby authorizes and directs the Administrative

Agent to accept the Global Assignment Agreement on its behalf. Amounts deemed to have been purchased and assumed (or, in the case of any Term B Lender that is also an Existing Lender on the Effective Date, retained) by the Term B Lenders under this subsection (b) and repaid or prepaid may not be reborrowed.

                  (c) The Revolving Credit Advances. Each of the Revolving Credit Lenders severally agrees, on the terms and conditions hereinafter set forth, to purchase and assume (or, in the case of any such Revolving Credit Lender that is also an Existing Lender, to retain) an undivided interest in that portion of the Existing Advances outstanding on the Effective Date that are not purchased and assumed (or agreed to have been purchased and assumed) by the Term Lenders pursuant to subsection (a) or (b) of this Section 2.01 and that is equal to its Pro Rata Share of the Revolving Credit Facility. The Existing Advances owing to each of the Revolving Credit Lenders on the Effective Date immediately after giving effect to all of the purchases and assumptions by the Revolving Credit Lenders described in the immediately preceding sentence shall be deemed to be a Revolving Credit Advance made by such Revolving Credit Lender to the Borrower hereunder on the Effective Date for all purposes of this Agreement. In furtherance of the foregoing, each of the Revolving Credit Lenders hereby authorizes and directs the Administrative Agent to accept the Global Assignment Agreement on its behalf. Each of the Revolving Credit Lenders severally further agrees, on the terms and conditions hereinafter set forth, to make additional Revolving Credit Advances in U.S. dollars to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date for the Revolving Credit Facility in an amount for each such Revolving Credit Advance not to exceed the Unused Revolving Credit Commitment of such Revolving Credit Lender at such time. Each of the Revolving Credit Borrowings shall be in an aggregate amount of $5,000,000 or an integral multiple of $500,000 in excess thereof (other than a Revolving Credit Borrowing the proceeds of which shall be used solely to repay or prepay in full the Swing Line Advances or the Letter of Credit Advances outstanding at such time) or, if less, the amount of the aggregate Unused Revolving Credit Commitments at the time of such Revolving Credit Borrowing. Each of the Revolving Credit Borrowings shall consist of Revolving Credit Advances made (or deemed to have been made) simultaneously by the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments. Within the limits of the Unused Revolving Credit Commitment of each of the Revolving Credit Lenders in effect from time to time, the Borrower may borrow under this subsection (c), prepay pursuant to Section 2.06(a) and reborrow under this subsection (c).

                  (d) The Swing Line Advances. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank shall make, unless it promptly notifies the Borrower of its reasonable objection to doing so, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date for the Swing Line Facility in an amount (i) for all outstanding Swing Line Advances not to exceed the Swing Line Facility on such Business Day and (ii) for each such Swing Line Advance not to exceed the aggregate Unused Revolving Credit Commitments of the Revolving Credit Lenders on such Business Day. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Advance shall be in an amount of $1,000,000 or an integral multiple of $500,000 in excess thereof and shall be comprised of a Base Rate Advance. Within the limits of the first sentence of this subsection (d), so long as the Swing Line Bank has not notified the Borrower of its reasonable objection to making Swing Line Advances, the Borrower may borrow under this subsection (d), repay pursuant to Section 2.04(d) or prepay pursuant to Section 2.06(a) and reborrow under this subsection (d).

                  (e) Letters of Credit. The Borrower, the Issuing Bank and each of the Revolving Credit Lenders hereby agree that each of the Existing Letters of Credit shall, on and after the Effective Date, continue as and be deemed for all purposes of this Agreement to be a Letter of Credit issued and outstanding under the terms of this Agreement. The Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue standby letters of credit (each a "LETTER OF CREDIT") in U.S. dollars for the account of the Borrower in favor of any Person (other than the Borrower or any of its Subsidiaries) extending credit or securing an Obligation on behalf of the Borrower or any of the Restricted Subsidiaries (or, solely to the extent permitted under Section 5.02(e)(iii)(C), any of the Unrestricted Subsidiaries) from time to time on any Business Day during the period from the Effective Date to ten Business Days before the scheduled Termination Date for the Revolving Credit Facility (i) in an aggregate Available Amount for all outstanding Letters of Credit not to exceed the Letter of Credit Facility on such Business Day and
(ii) in an Available Amount for each such Letter of Credit not to exceed the aggregate Unused Revolving Credit Commitment of the Revolving Credit Lenders on such Business Day. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary of such Letter of Credit to require renewal) later than the earlier of (A) ten Business Days prior to the scheduled Termination Date for the Revolving Credit Facility and (B) one year after the date of issuance thereof, but any such Letter of Credit may by its terms be renewable annually upon notice (a "NOTICE OF RENEWAL") given to the Issuing Bank and the Administrative Agent on or prior to any date for notice of renewal set forth in such Letter of Credit but in any event at least three Business Days prior to the date of the proposed renewal of such Letter of Credit and upon fulfillment of the applicable conditions set forth in Article III, unless such Issuing Bank has notified the Borrower (with a copy to the Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least ten Business Days prior to the date of automatic renewal of its election not to renew such Letter of Credit (a "NOTICE OF TERMINATION"); provided that the terms of each of the Letters of Credit that is automatically renewable annually (1) shall require the Issuing Bank to give the beneficiary of such Letter of Credit notice of any Notice of Termination, (2) shall permit such beneficiary, upon receipt of such notice, to draw under such Letter of Credit prior to the date on which such Letter of Credit otherwise would have been automatically renewed and (3) shall not permit the expiration date (after giving effect to any renewal) of such Letter of Credit in any event to be extended to a date that is later than ten Business Days prior to the scheduled Termination Date for the Revolving Credit Facility. If either a Notice of Renewal is not given by the Borrower or a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, the related Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that in the absence of receipt of a Notice of Renewal the Issuing Bank may in its discretion, unless instructed to the contrary by the Administrative Agent or the Borrower, deem that a Notice of Renewal had been timely delivered and, in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. In addition, each of the Letters of Credit shall contain a provision authorizing the Issuing Bank to deliver to the beneficiary of such Letter of Credit, upon the occurrence and during the continuance of a Default under Section 6.01(a) or 6.01(f) or an Event of Default, a notice (a "DEFAULT TERMINATION NOTICE") terminating such Letter of Credit and giving the beneficiary thereof 15 days from the date of such Default Termination Notice to draw under such Letter of Credit. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above in this subsection (e), the Borrower may request the issuance of Letters of Credit under this subsection
(e), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this subsection (e).

                  SECTION 2.02. Making the Advances. (a) Except as otherwise provided in Section 2.02(b) or 2.03 or in respect of any Borrowing requested to be made (or deemed to have been made) on the Effective Date, in which case notice shall be given on the Effective Date, each Borrowing (other than a Swing Line Borrowing) shall be made on notice, given not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing comprised of

Eurodollar Rate Advances, or on the same Business Day as the date of the proposed Borrowing in the case of a Borrowing comprised of Base Rate Advances, by the Borrower to the Administrative Agent, which shall give prompt notice thereof to each of the Appropriate Lenders by telex or telecopier. Each notice of a Borrowing (a "NOTICE OF BORROWING") shall be by telephone, confirmed promptly (and, in any event, on the same Business Day) in writing, or by telex or telecopier, shall be in substantially the form of Exhibit B-1 hereto and duly executed by a Responsible Officer of the Borrower, and shall specify therein:
(i) the requested date of such Borrowing (which shall be a Business Day); (ii) the Facility under which such Borrowing is requested to be made; (iii) the Type of Advances requested to comprise such Borrowing; (iv) the requested aggregate principal amount of such Borrowing; and (v) in the case of a Borrowing comprised of Eurodollar Rate Advances, the requested duration of the initial Interest Period for each such Advance. Each Appropriate Lender shall, before 3:00 P.M. (Charlotte, North Carolina time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's Pro Rata Share of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account; provided, however, that, in the case of any Revolving Credit Borrowing, the Administrative Agent shall first make a portion of such funds equal to the aggregate principal amount of any Swing Line Advances and Letter of Credit Advances made by the Swing Line Bank and the Issuing Bank, respectively, and by any Revolving Credit Lender and outstanding on the date of such Revolving Credit Borrowing, together with all accrued and unpaid interest thereon to and as of such date, available to the Swing Line Bank or the Issuing Bank and to each such Revolving Credit Lender for repayment of such outstanding Swing Line Advances and Letter of Credit Advances.

                  (b) (i) Each Swing Line Borrowing shall be made initially by the Swing Line Bank on notice, given not later than 12:30 P.M. (Charlotte, North Carolina time) on the date of the proposed Swing Line Borrowing, by the Borrower to the Swing Line Bank and the Administrative Agent. Each notice of a Swing Line Borrowing (a "NOTICE OF SWING LINE BORROWING") shall be by telephone, confirmed promptly (and, in any event, on the same Business Day) in writing, or by telex or telecopier, shall be in substantially the form of Exhibit B-2 hereto and duly executed by a Responsible Officer of the Borrower, and shall specify therein:
(A) the requested date of such Swing Line Borrowing (which shall be a Business
Day); (B) the requested amount of such Swing Line Borrowing; and (C) the requested maturity of such Swing Line Borrowing (which maturity shall be no later than the 30th day after the requested date of such Swing Line Borrowing). Unless the Swing Line Bank promptly notifies the Borrower of its reasonable objection to making such Swing Line Borrowing, the Swing Line Bank will make the amount thereof available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account.

                  (ii) Upon demand by the Swing Line Bank, with a copy of such demand to the Administrative Agent (which shall give prompt notice thereof to each of the Revolving Credit Lenders), each of the Revolving Credit Lenders shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each of the Revolving Credit Lenders, such Revolving Credit Lender's Pro Rata Share of each of the outstanding Swing Line Advances owing to the Swing Line Bank as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account for the account of the Swing Line Bank, in same day funds, an amount equal to its Pro Rata Share of each such outstanding Swing Line Advance. Promptly after receipt of such funds, the

Administrative Agent shall transfer such funds to the Swing Line Bank at its Applicable Lending Office. Each of the Revolving Credit Lenders hereby agrees to purchase its Pro Rata Share of each outstanding Swing Line Advance owing to the Swing Line Bank for which a demand for the purchase thereof has been made on (A) the Business Day on which demand therefor is made by the Swing Line Bank so long as notice of such demand is given not later than 2:00 P.M. (Charlotte, North Carolina time) on such Business Day or (B) the first Business Day next succeeding such demand if notice of such demand is given after such time. The Borrower hereby agrees to each such sale and assignment. Upon any such assignment by the Swing Line Bank to any of the Revolving Credit Lenders of a portion of a Swing Line Advance owing to the Swing Line Bank, the Swing Line Bank represents and warrants to such Revolving Credit Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any adverse claim, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, any of the Loan Documents or any of the Loan Parties. If and to the extent that any of the Revolving Credit Lenders shall not have so made its Pro Rata Share of any applicable Swing Line Advance available to the Administrative Agent in accordance with the foregoing provisions of this subsection (b)(ii), such Revolving Credit Lender hereby agrees to pay to the Administrative Agent forthwith on demand the amount of its Pro Rata Share of such Swing Line Advance, together with all accrued and unpaid interest thereon, for each day from the date of demand therefor by the Swing Line Bank therefor until the date on which such amount is paid to the Administrative Agent, at the Federal Funds Rate. If any of the Revolving Credit Lenders shall pay to the Administrative Agent the amount of its Pro Rata Share of any applicable Swing Line Advance for the account of the Swing Line Bank on any Business Day, such amount so paid in respect of principal shall constitute a Swing Line Advance made by such Revolving Credit Lender on such Business Day for all purposes of this Agreement, and the outstanding principal amount of the applicable Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

                  (iii) The Obligation of each of the Revolving Credit Lenders to purchase their respective Pro Rata Shares of each outstanding Swing Line Advance owing to the Swing Line Bank upon demand for the purchase thereof pursuant to clause (ii) of this Section 2.02(b) shall be absolute, unconditional and irrevocable, and shall be made strictly in accordance with the terms thereof under all circumstances, including, without limitation, the following circumstances:

                  (A) any lack of validity or enforceability of any of the Loan Documents or any of the other agreements or instruments relating thereto;

                  (B) the existence of any claim, setoff, defense or other right that such Revolving Credit Lender may have at any time against the Swing Line Bank, the Borrower or any other Person, whether in connection with the transactions contemplated by the Loan Documents or any unrelated transaction;

                  (C) the occurrence and continuance of any Default; or

                  (D) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                  (iv) The failure of any of the Revolving Credit Lenders to purchase its Pro Rata Share of any outstanding Swing Line Advance owing to the Swing Line Bank for which a demand for the purchase thereof has been made pursuant to clause (ii) of this Section 2.02(b) shall not relieve any of the other Revolving Credit Lenders of its obligation to purchase its Pro Rata Share of such outstanding Swing Line Advance on the date of demand therefor, but none of the Revolving Credit Lenders shall be responsible for the failure of any of the other Revolving Credit Lenders to purchase its Pro Rata Share of such outstanding Swing Line Advance on the date of demand therefor.

                  (c) Anything in subsection (a) of this Section 2.02 to the contrary notwithstanding, the Borrower may not select Eurodollar Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or if the obligation of the Appropriate Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.09(b) or 2.10. In addition, the Term A Advances may not be outstanding as part of more than three separate Borrowings comprised of Eurodollar Rate Advances, the Term B Advances may not be outstanding as part of more than three separate Borrowings comprised of Eurodollar Rate Advances and the Revolving Credit Advances may not be outstanding as part of more than eight separate Borrowings comprised of Eurodollar Rate Advances.

                  (d) Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each of the Appropriate Lenders against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Eurodollar Rate Advance to be made by such Lender as part of such Borrowing when such Eurodollar Rate Advance, as a result of such failure, is not made on such date. A certificate of the Lender requesting compensation pursuant to this subsection
(d), submitted to the Borrower by such Lender (with a copy to the Administrative Agent) and specifying therein the amount of such additional compensation (including the basis of calculation thereof), shall be conclusive and binding for all purposes, absent manifest error.

                  (e) Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Administrative Agent such Lender's Pro Rata Share of such Borrowing, the Administrative Agent may assume that such Lender has made the amount of such Pro Rata Share available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make a corresponding amount available to the Borrower on such date. If and to the extent that such Lender shall not have so made the amount of such Pro Rata Share available to the Administrative Agent, such Lender and the Borrower severally agree to repay or to pay to the Administrative Agent forthwith on demand such corresponding amount, together with all accrued and unpaid interest thereon, for each day from the date on which such corresponding amount is made available to the Borrower until the date on which such corresponding amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable under Section 2.07 at such time to Advances comprising part of such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such corresponding amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes under this Agreement.

                  (f) The failure of any of the Lenders to make the Advance to be made by it as part of any Borrowing shall not relieve any of the other Lenders of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but none of the Lenders shall be responsible for the failure of any of the other Lenders to make the Advance to be made by such other Lender on the date of any Borrowing.


                  SECTION 2.03. Issuance of and Drawings and Reimbursement Under Letters of Credit. (a) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (Charlotte, North Carolina time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit (or such later day as the Issuing Bank in its sole discretion shall agree), by the Borrower to the Issuing Bank, which shall give the Administrative Agent and each of the Revolving Credit Lenders prompt notice thereof by telex or telecopier. Each notice of issuance of a Letter of Credit (a "NOTICE OF ISSUANCE") shall be by telephone, confirmed promptly (and, in any event, on the same Business Day) in writing, or by telex or telecopier, shall be duly executed by a Responsible Officer of the Borrower, and shall specify therein: (i) the requested date of such issuance (which shall be a Business
Day); (ii) the requested Available Amount of such Letter of Credit; (iii) the requested expiration date of such Letter of Credit (which shall comply with the requirements of Section 2.01(e)); (iv) the name and address of the proposed beneficiary of such Letter of Credit; and (v) the proposed form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a "LETTER OF CREDIT AGREEMENT"). If the requested form of such Letter of Credit is acceptable to the Issuing Bank in its reasonable discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. If and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

                  (b) Letter of Credit Reports. The Issuing Bank shall furnish to the Administrative Agent and each of the Revolving Credit Lenders on the first Business Day of each calendar quarter a written report setting forth (i) the issuance and expiration dates of all Letters of Credit issued during the immediately preceding calendar quarter and the drawings under all Letters of Credit outstanding during such immediately preceding calendar quarter and (ii) the average daily aggregate Available Amount of all Letters of Credit outstanding during the immediately preceding calendar quarter.

                  (c) Drawing and Reimbursement. (i) The payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance, which shall be a Base Rate Advance, in the amount of such draft. Upon demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each of the Revolving Credit Lenders shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each of the Revolving Credit Lenders, such Revolving Credit Lender's Pro Rata Share of each of the outstanding Letter of Credit Advances owing to the Issuing Bank as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Issuing Bank, at the Administrative Agent's Account, in same day funds, an amount equal to its Pro Rata Share of each such outstanding Letter of Credit Advance. Promptly after receipt of such funds, the Administrative Agent shall transfer such funds to the Issuing Bank at its Applicable Lending Office. Each of the Revolving Credit Lenders hereby agrees to purchase its Pro Rata Share of each outstanding Letter of Credit Advance owing to the Issuing Bank for which a demand for the purchase thereof has been made on (A) the Business Day on which demand therefor is made by the Issuing Bank so long as notice of such demand is given not later than 2:00 P.M. (Charlotte, North Carolina time) on such Business Day or (B) the first Business Day next succeeding such demand if notice of such demand is given after such time. The Borrower hereby agrees to each such sale and assignment. Upon any such assignment by the Issuing Bank to any of the Revolving Credit Lenders of a portion of a Letter of Credit Advance owing to the Issuing Bank, the Issuing Bank represents and warrants to such Revolving Credit Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any adverse claim, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, any of the Loan Documents or any of the Loan Parties. If and to the extent that any of the Revolving Credit Lenders shall not have so made its Pro Rata Share of any applicable Letter of Credit Advance available to the Administrative Agent in accordance with the foregoing provisions of this subsection (c)(i), such Revolving Credit Lender hereby agrees to pay to the Administrative Agent forthwith on demand the amount of its Pro Rata Share of such Letter of Credit Advance, together with all accrued and unpaid interest thereon, for each day from the date of demand therefor by the Issuing Bank until the date on which such amount is paid to the Administrative Agent, at the Federal Funds Rate. If any of the Revolving Credit Lenders shall pay to the Administrative Agent the amount of its Pro Rata Share of any applicable Letter of Credit Advance for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Revolving Credit Lender on such Business Day for all purposes of this Agreement, and the outstanding principal amount of the applicable Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

                  (ii) The Obligation of each of the Revolving Credit Lenders to purchase their respective Pro Rata Shares of each outstanding Letter of Credit Advance owing to the Issuing Bank upon demand for the purchase thereof pursuant to clause (i) of this Section 2.03(c) shall be absolute, unconditional and irrevocable, and shall be made strictly in accordance with the terms thereof under all circumstances, including, without limitation, the following circumstances:

                  (A) any lack of validity or enforceability of any of the Loan Documents, any of the Letter of Credit Agreements, any of the Letters of Credit or any of the other agreements or instruments relating thereto (collectively, the "L/C RELATED DOCUMENTS");

                  (B) the existence of any claim, setoff, defense or other right that such Revolving Credit Lender may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, the Borrower or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                  (C) the occurrence and continuance of any Default; or

                  (D) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                  (d) Failure to Make Letter of Credit Advances. The failure of any of the Revolving Credit Lenders to purchase its Pro Rata Share of any outstanding Letter of Credit Advance owing to the Issuing Bank for which a demand for the purchase thereof has been made pursuant to Section 2.03(c)(i) shall not relieve any of the other Revolving Credit Lenders of its obligation to purchase its Pro Rata Share of such outstanding Letter of Credit Advance on the date of demand therefor, but none of the Revolving Credit Lenders shall be responsible for the failure of any of the other Revolving Credit Lenders to purchase its Pro Rata Share of such outstanding Letter of Credit Advance on the date of demand therefor.

                  SECTION 2.04. Repayment of Advances. (a) Term A Facility. (i) The Borrower shall, subject to clause (ii) of this Section 2.04(a), repay to the Administrative Agent for the ratable account of the Term A Lenders on the Term A Maturity Date the aggregate principal amount of all Term A Advances outstanding on such date.

                  (ii) The Borrower may, upon notice to the Administrative Agent given not later than 30 days prior to the scheduled Term A Maturity Date, elect (the "TERM A EXTENSION OPTION") to extend the date on which all of the Term A Advances shall be required to be paid in full beyond the scheduled Term A Maturity Date, and if such notice is given and upon fulfillment of the conditions precedent set forth in the last proviso to this sentence, the Borrower shall instead repay to the Administrative Agent for the ratable account of the Term A Lenders the aggregate principal amount of the Term A Advances outstanding on the following dates in an amount equal to the percentage of the aggregate principal amount of all Term A Advances outstanding on the Term A Extension Date set forth opposite such dates (in each case which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06):

DATE                                                       PERCENTAGE
----                                                       ----------
November 30, 1999                                              8.33%

February 29, 2000                                              8.33%
May 31, 2000                                                   8.33%
August 31, 2000                                                8.33%
November 30, 2000                                              8.34%

February 28, 2001                                              8.34%
May 31, 2001                                                  50.00%

provided, however, that, notwithstanding the foregoing provisions of this
Section 2.04(a)(ii), the final principal repayment installment of the Term A Advances shall be repaid in full on the Termination Date for the Term A Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term A Advances outstanding on such date; and provided further, however, that the election by the Borrower to exercise the Term A Extension Option shall not be effective (A) unless the Borrower has paid to the Administrative Agent for the ratable account of the Term A Lenders on the Term A Extension Date the fees referred to in Section 2.08(b) or (B) if a Default under Section 6.01(a) or 6.01(f) or an Event of Default has occurred and is continuing on the date on which the Borrower delivers the related notice to the Administrative Agent electing the Term A Extension Option or on the Term A Extension Date.

                  (b) Term B Facility. The Borrower shall repay to the Administrative Agent for the ratable account of the Term B Lenders on the Termination Date for the Term B Facility the aggregate principal amount of all Term B Advances outstanding on such date.

                  (c) Revolving Credit Facility. The Borrower shall repay to the Administrative Agent for the ratable account of the Revolving Credit Lenders on the Termination Date for the Revolving Credit Facility the aggregate principal amount of all Revolving Credit Advances outstanding on such date.

                  (d) Swing Line Advances. The Borrower shall repay to the Administrative Agent for the account of the Swing Line Bank and, if applicable, each of the Revolving Credit Lenders on the earlier of (i) the maturity date for each Swing Line Advance as specified in the related Notice of Swing Line Borrowing (which maturity shall be no later than the 30th day after the date on which such Swing Line Borrowing was initially made by the Swing Line Bank) and
(ii) the Termination Date for the Revolving Credit Facility the principal amount of each such Swing Line Advance made by each of them and outstanding on such date.

                  (e) Letter of Credit Advances. (i) The Borrower shall repay to the Administrative Agent for the account of the Issuing Bank and, if applicable, each of the Revolving Credit Lenders on the earlier of (A) the date of demand therefor and (B) the Termination Date for the Revolving Credit Facility the principal amount of each such Letter of Credit Advance made by each of them and outstanding on such date.

                  (ii) The Obligations of the Borrower under this Agreement, any of the Letter of Credit Agreements and any of the other agreements or instruments relating to any Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances (subject to the rights afforded to the Borrower under Section 8.08), including, without limitation, the following circumstances:

                  (A) any lack of validity or enforceability of any of the L/C Related Documents;

                  (B) any change in the time, manner or place of payment of, or in any of the other terms of, all or any of the Obligations of the Borrower in respect of any of the L/C Related Documents or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                  (C) the existence of any claim, setoff, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                  (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (E) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

                  (F) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from the Subsidiaries Guarantee or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

                  (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

                  SECTION 2.05. Termination or Reduction of the Commitments. (a) Optional. The Borrower, upon at least three Business Days' notice to the Administrative Agent (but in any event no more frequently than three times during each Fiscal Quarter), may terminate in whole or reduce in part the Unused Revolving Credit Commitments; provided, however, that each partial reduction of the Revolving Credit Facility shall be in an aggregate amount of $25,000,000 or an integral multiple of $5,000,000 in excess thereof or, if less, the aggregate amount of the Revolving Credit Facility.

                  (b) Mandatory. (i) On the Effective Date, after giving effect to the Term A Borrowing deemed to have been made on such date, and from time to time thereafter upon each repayment or prepayment of the Term A Advances, the Term A Facility shall be automatically and permanently reduced by an amount equal to the amount by which the Term A Facility immediately prior to such reduction exceeds the aggregate principal amount of the Term A Advances outstanding at such time.

                  (ii) On the Effective Date, after giving effect to the Term B Borrowing deemed to have been made on such date, and from time to time thereafter upon each repayment or prepayment of the Term B Advances, the Term B Facility shall be automatically and permanently reduced by an amount equal to the amount by which the Term B Facility immediately prior to such reduction exceeds the aggregate principal amount of the Term B Advances outstanding at such time.

                  (iii) The Swing Line Facility shall be automatically and permanently reduced on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Swing Line Facility on such date exceeds the amount of the Revolving Credit Facility on such date (after giving effect to such reduction of the Revolving Credit Facility on such date).

                  (iv) The Letter of Credit Facility shall be automatically and permanently reduced on the date of each reduction in the Revolving Credit Facility by the amount, if any, by which the amount of the Letter of Credit Facility on such date exceeds the amount of the Revolving Credit Facility on such date (after giving effect to such reduction of the Revolving Credit Facility on such date).

                  (v) The Term Facilities shall be automatically and permanently reduced on the tenth day following each date on which the Borrower delivers the Required Financial Information for any Fiscal Year (but in any event within 105 days after the end of each Fiscal Year), commencing with the Required Financial Information for the Fiscal Year ending December 31, 1998, by an amount equal to 50% of Excess Cash Flow for such Fiscal Year. Each reduction of the Term Facilities pursuant to this clause (v) shall be applied in the manner set forth in Section 2.05(c)(i).

                  (vi) The Term Facilities shall be automatically and permanently reduced, within two Business Days after the date of receipt of the Net Cash Proceeds by the Borrower or any of its Subsidiaries, from:

                  (A) the sale, lease, transfer or other disposition of any property or assets of the Borrower or any of its Subsidiaries (other than any property or assets expressly permitted to be sold, leased, transferred or disposed of under clause (i), (ii), (iii), (iv) or (vi) of Section 5.02(d) and, except to the extent such reduction is expressly required thereunder, under clause (v) of Section 5.02(d) and, solely to the extent expressly provided therein, under clause (vii) of
         Section 5.02(d) or clause (f) of the definition of "Permitted Sale-Leaseback Transaction" set forth in Section 1.01);

                  (B) the incurrence or issuance by the Borrower or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to clause (i), (iii), (iv),
         (v), (vi), (xi) or (xiii) of Section 5.02(b));

                  (C) the issuance or sale by the Borrower or any of its Subsidiaries of any Equity Interests therein (other than any such issuance or sale of Equity Interests in the Borrower or any of its Subsidiaries pursuant to Section 5.1 of the TAPS Indenture, but solely to the extent that the gross proceeds from the issuance and sale of the Borrower Common Stock pursuant thereto is applied on the date of such sale to repay the outstanding senior subordinated notes of the Borrower comprising part of the TAPS in accordance with Section 5.4 of the TAPS Purchase Contract); and

                  (D) any Extraordinary Receipts received by or paid to or for the account of the Borrower or any of its Subsidiaries and not otherwise included in (or expressly excluded from) subclause (vi)(A),
         (vi)(B) or (vi)(C) of this Section 2.05(b),

by an amount equal to 100% of such Net Cash Proceeds; provided, however, that, notwithstanding anything to the contrary set forth in Section 5.02(d), so long as no Default under Section 6.01(a) or 6.01(f) or Event of Default shall have occurred and be continuing, if on any date on which a reduction of the Term Facilities would otherwise be required to be made pursuant to subclause (vi)(A) of this Section 2.05(b) and the applicable clause of Section 5.02(d), the aggregate Net Cash Proceeds or other amounts otherwise required thereunder to reduce the Term Commitments (and to prepay the Term Advances with a corresponding amount) on such date are less than $5,000,000, such reduction of the Term Commitments may be deferred (and the Borrower shall not be obligated to make the corresponding prepayment of the outstanding Term Advances) until the first date thereafter on which the aggregate Net Cash Proceeds or other amounts otherwise required thereunder to reduce the Term Commitments (and to prepay the Term Advances with a corresponding amount) equals at least $5,000,000. Each reduction of the Term Facilities pursuant to this clause (vi) shall be applied in the manner set forth in Section 2.05(c)(i).

                  (c) Application of Commitment Reductions. (i) Each reduction of the Term Facilities pursuant to clause (v) or (vi) of Section 2.05(b) shall be applied ratably to the Term Facilities and, in the case of the Term A Facility, to the principal repayment installments thereof on a pro rata basis.

                  (ii) Upon each reduction of any of the Facilities pursuant to this Section 2.05, the Commitment of each of the Appropriate Lenders under such Facility shall be reduced by such Lender's Pro Rata Share of the amount by which such Facility is reduced.

                  SECTION 2.06. Prepayments. (a) Optional. The Borrower may, upon at least three Business Days' notice to the Administrative Agent stating the Facility under which Advances are proposed to be prepaid and the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the aggregate principal amount of the Advances comprising part of the same Borrowing and outstanding on such date, in whole or ratably in part; provided, however, that (i) each partial prepayment of Term Advances or Revolving Credit Advances shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $500,000 in excess thereof and (ii) no such prepayment of a Eurodollar Rate Advance shall be made other than on the last day of an Interest Period therefor. Each prepayment of the Term Facilities pursuant to this subsection (a) shall be applied ratably to the Term Facilities and, in the case of the Term A Facility, to the principal repayment installments thereof on a pro rata basis.

                  (b) Mandatory. The Borrower shall, on each Business Day, prepay:

                  (i) an aggregate principal amount of the Term A Advances comprising part of the same Term A Borrowings equal to the amount by which the aggregate principal amount of all Term A Advances outstanding on such Business Day exceeds the Term A Facility on such Business Day (after giving effect to any permanent reduction thereof pursuant to Section 2.05 on such Business Day);

                  (ii) an aggregate principal amount of the Term B Advances comprising part of the same Term B Borrowings equal to the amount by which the aggregate principal amount of all Term B Advances outstanding on such Business Day exceeds the Term B Facility on such Business Day (after giving effect to any permanent reduction thereof pursuant to Section 2.05 on such Business Day);

                  (iii) an aggregate principal amount of the Revolving Credit Advances comprising part of the same Revolving Credit Borrowings, the Swing Line Advances and the Letter of Credit Advances equal to the amount by which the sum of (A) the aggregate principal amount of all Revolving Credit Advances, all Swing Line Advances and all Letter of Credit Advances outstanding on such Business Day and (B) the aggregate Available Amount of all Letters of Credit outstanding on such Business Day exceeds the Revolving Credit Facility on such Business Day (after giving effect to any permanent reduction thereof pursuant to Section
         2.05 on such Business Day); and

                  (iv) an aggregate principal amount of the Swing Line Advances equal to the amount by which the aggregate principal amount of all Swing Line Advances outstanding on such Business Day exceeds the Swing Line Facility on such Business Day (after giving effect to any permanent reduction thereof pursuant to Section 2.05 on such Business
         Day), such prepayment to be applied first, to the Swing Line Advances owing to the Swing Line Bank in the inverse order of maturity thereof, and second, to the Swing Line Advances owing to the Revolving Credit Lenders in the inverse order of maturity thereof.

Prepayments of Advances outstanding under the Revolving Credit Facility made pursuant to clause (iii) of this Section 2.06(b) shall be, first, applied to prepay Letter of Credit Advances owing to the Issuing Bank and outstanding at such time until all such Letter of Credit Advances are paid in full, second, applied to prepay Swing Line Advances owing to the Swing Line Bank and outstanding at such time until all such Swing Line Advances are paid in full, third, applied to prepay Letter of Credit Advances owing to the Revolving Credit Lenders and outstanding at such time until all such Letter of Credit Advances are paid in full, fourth, applied to prepay Swing Line Advances owing to the Revolving Credit Lenders and outstanding at such time until all such Swing Line Advances are paid in full, and fifth, applied to prepay Revolving Credit Advances comprising part of the same Borrowings and outstanding at such time until all Revolving Credit Advances are paid in full. Any Excess Cash Flow or Net Cash Proceeds remaining after the application thereof to the prepayment of Term Advances outstanding on the date of receipt thereof pursuant to clause (v) or (vi), respectively, of Section 2.05(b) and this Section 2.06(b) may be retained by the Borrower for use in its businesses and operations in the ordinary course or as otherwise permitted under the terms of this Agreement. Prepayments of Advances outstanding under any Facility pursuant to this Section 2.06(b) shall be applied to Base Rate Advances comprising part of the same Borrowings under such Facility and outstanding at such time and/or to Eurodollar Rate Advances comprising part of the same Borrowings under such Facility and outstanding at such time which have an Interest Period then in effect for which the last day is the same as the day of such prepayment before any such prepayment shall be applied to any other Eurodollar Rate Advances comprising part of the same Borrowings under such Facility and outstanding at such time.

                  (c) Prepayments to Include Accrued Interest, Etc. (i) All prepayments under this Section 2.06 shall be made together with (A) accrued and unpaid interest to the date of such prepayment on the principal amount so prepaid and (B) in the case of any such prepayment of a Eurodollar Rate Advance on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Eurodollar Rate Advance pursuant to Section 8.04(c).

                  (ii) Notwithstanding any of the provisions of subsection (b) of this Section 2.06, so long as no Default under Section 6.01(a) or 6.01(f) or Event of Default shall have occurred and be continuing, if any prepayment of Eurodollar Rate Advances is required to be made under subsection (b) of this
Section 2.06 other than on the last day of the Interest Period therefor, the Borrower may, in its sole discretion, but subject to the next two succeeding provisos, direct the Administrative Agent to (and, if so directed, the Administrative Agent shall) deposit the prepayment otherwise required to be made under subsection (b) of this Section 2.06 into a cash collateral account of such Borrower established with, and under the sole dominion and control of, NationsBank (and on terms and conditions otherwise satisfactory to the Administrative Agent) until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower) to apply the funds on deposit in such cash collateral account to the prepayment of such Eurodollar Rate Advances in accordance with subsection (b) of this Section 2.06; provided, however, that the Administrative Agent, on behalf of the Lender Parties, (A) shall at all times have a first priority lien on and security interest in each of the cash collateral accounts established in accordance with this clause (ii), all amounts from time to time on deposit therein and all proceeds thereof and (B) shall receive a certificate of a Senior Financial Officer, on the date on which any such cash collateral account is established and on the date on which any amounts are to be deposited therein (and, in each case, dated as of such date), certifying that such lien and security interest is permitted under the terms of the Senior Notes Indenture (together with a schedule of the computations used by the Borrower in determining whether such lien and security interest is so permitted); and provided further that (1) all such Eurodollar Rate Advances shall continue to bear interest as set forth in Section 2.07(a)(ii) until the last day of the applicable Interest Period therefor and (2) if a Default under
Section 6.01(a) or 6.01(f) or Event of Default shall occur and be continuing at any time when funds are on deposit in any such cash collateral account, the Administrative Agent, at the request or with the consent of the Term Lenders owed or holding not less than a majority in interest of the aggregate Term Commitments at such time (other than any of the Term Lenders that is, at such time, a Defaulting Lender), shall be authorized (without any further action by or notice to or from the Borrower) to immediately apply all of the funds on deposit in all such cash collateral accounts to the prepayment of such Eurodollar Rate Advances in accordance with subsection (b) of this Section 2.06.

                  SECTION 2.07. Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender Party from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of
         (A) the Base Rate in effect from time to time and (B) the Applicable Margin for such Base Rate Advance in effect from time to time, payable in arrears quarterly on the last day of each June, September, December and March during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                  (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Advance for such Interest Period and (B) the Applicable Margin for such Advance in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (b) Default Interest. Upon the occurrence and during the continuance of a Default under Section 6.01(a) or 6.01(f), the Borrower shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender Party, payable in arrears on the dates referred to in clause (i) or (ii) of Section 2.07(a), as applicable, and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (i) or (ii) of Section 2.07(a), as applicable, and
(ii) to the fullest extent permitted under applicable law, the amount of any interest, fee or other amount payable under this Agreement or any of the other Loan Documents to any of the Agents or any of the Lender Parties that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (i) or (ii) of
Section 2.07(a), as applicable, and, in all other cases, on Base Rate Advances pursuant to clause (i) of Section 2.07(a).

                  (c) Notice of Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02(a), a Notice of Conversion pursuant to Section 2.09(a) or a notice of selection of an Interest Period pursuant to the definition of "Interest Period" set forth in Section 1.01, the Administrative Agent shall give notice to the Borrower and each of the Appropriate Lenders of the applicable interest rate determined by the Administrative Agent for purposes of clause (i) or (ii) of Section 2.07(a), as applicable.

                  SECTION 2.08. Fees. (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of the Lenders a fee (the "COMMITMENT FEE"), from the date of this Agreement in the case of each of the Initial Lenders and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each of the other Lenders until the Termination Date for all of the Facilities, payable in arrears on the Effective Date, thereafter quarterly on the last day of each June, September, December and March, commencing June 30, 1998, and on the Termination Date for all of the Facilities, at the rate per annum equal to the Applicable Percentage in effect from time to time on the average daily unused portion of the Term Commitments of each of the Term Lenders and on the sum of (i) the average daily Unused Revolving Credit Commitment of each of the Revolving Credit Lenders and (ii) such Revolving Credit Lender's Pro Rata Share of the average daily outstanding Swing Line Advances during such quarter; provided, however, that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

                  (b) Term A Extension Fee. If the Borrower elects to exercise the Term A Extension Option prior to the scheduled Term A Maturity Date in accordance with Section 2.04(a)(ii), the Borrower shall pay to the Administrative Agent for the ratable account of the Term A Lenders a fee on the Term A Extension Date of 0.25% on the aggregate principal amount of all Term A Advances outstanding on such date.

                  (c) Letter of Credit Fees, Etc. (i) The Borrower shall pay to the Administrative Agent for the account of each of the Revolving Credit Lenders a commission, payable in arrears quarterly on the last day of each June, September, December and March, commencing June 30, 1998, on the earliest to occur of the full drawing, expiration, termination or cancellation of any Letter of Credit and on the Termination Date for the Revolving Credit Facility, on such Revolving Credit Lender's Pro Rata Share of the average daily aggregate Available Amount of all Letters of Credit outstanding from time to time during such quarter at the rate per annum equal to the Applicable Margin in effect at such time for Eurodollar Rate Advances under the Revolving Credit Facility.

                  (ii) The Borrower shall pay to the Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and the Issuing Bank shall from time to time agree.

                  (d) Agent's Fees. The Borrower shall pay to the Administrative Agent for the account of the Agents such fees as may from time to time be agreed between the Borrower and the Administrative Agent.

                  SECTION 2.09. Conversion of Advances. (a) Optional. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the proposed Conversion in the case of a Conversion of Base Rate Advances into Eurodollar Rate Advances or of Eurodollar Rate Advances of one Interest Period into Eurodollar Rate Advances of another Interest Period, or 11:00 A.M. (Charlotte, North Carolina time) on the Business Day immediately preceding the date of the proposed Conversion in the case of a Conversion of Eurodollar Rate Advances into Base Rate Advances, and subject to the provisions of Section 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that:

                  (i) any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances;

                  (ii) any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be made only if no Default under Section 6.01(a) or 6.01(f) or Event of Default shall have occurred and be continuing and shall be in an amount not less than the minimum amount specified in
         Section 2.02(c);

                  (iii) no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c); and

                  (iv) each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made among the Appropriate Lenders in accordance with their respective Pro Rata Shares of such Facility.

Each notice of a Conversion (a "NOTICE OF CONVERSION") shall be delivered by telephone, confirmed promptly (and, in any event, on the same Business Day) in writing, or by telex or telecopier, shall be in substantially the form of Exhibit B-3 hereto and duly executed by a Responsible Officer of the Borrower, and shall, within the restrictions set forth in the immediately preceding sentence, specify therein:

                  (A) the requested date of such Conversion (which shall be a Business Day);

                  (B) the Advances requested to be Converted; and

                  (C) if such Conversion is into Eurodollar Rate Advances, the requested duration of the Interest Period for such Eurodollar Rate Advances.

The Administrative Agent shall give each of the Appropriate Lenders prompt notice of each Notice of Conversion received by it, by telex or telecopier. Each Notice of Conversion shall be irrevocable and binding on the Borrower.

                  (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising part of any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Eurodollar Rate Advances shall be automatically Converted into Base Rate Advances.

                  (ii) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" set forth in Section 1.01, the Administrative Agent will forthwith so notify the Borrower and the Appropriate Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

                  (iii) Upon the occurrence and during the continuance of any Default under Section 6.01(a) or 6.01(f) or any Event of Default, (A) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (B) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

                  SECTION 2.10. Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change (other than any change by way of the imposition of or increase in reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation or application of any Requirement of Law after the date of this Agreement or (ii) the compliance with any directive, guideline or request from any central bank or other Governmental Authority or any change therein or in the interpretation, application, implementation, administration or enforcement thereof, that, in any case under this clause (ii), becomes effective or is issued or made after the date of this Agreement (whether or not having the force of law), there shall be any increase in the cost to any of the Lender Parties of agreeing to make or making, agreeing to participate in or participating in, agreeing to renew or renewing or funding or maintaining any Advances of either Type, or of agreeing to issue or of issuing, maintaining or participating in Letters of Credit or of agreeing to make or of making or maintaining Swing Line Advances or Letter of Credit Advances, or any reduction in the amount owing to any of the Lender Parties or their respective Applicable Lending Offices under this Agreement in respect of any Advances of either Type (excluding, for purposes of this Section 2.10, any such increased costs resulting from (A) Taxes or Other Taxes (as to which Section 2.12 shall govern) and (B) changes in the basis of taxation of overall net income or overall gross income by the United States of America or the jurisdiction under the laws of which such Lender Party is organized or has either of its Applicable Lending Offices or any political subdivision thereof), then the Borrower hereby agrees to pay, from time to time upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate or to reimburse such Lender Party for all such increased costs or reduced amounts. Each of the Lender Parties shall, as promptly as practicable after such Lender Party obtains knowledge of such circumstances and the determination of such Lender Party to request additional compensation from the Borrower pursuant to this subsection (a), provide notice to the Administrative Agent and the Borrower of the circumstances entitling such Lender Party to such additional compensation and the amount of such additional compensation (including the basis of calculation thereof), which notice shall be conclusive and binding for all purposes, absent manifest error; provided, however, that none of the Lender Parties shall be entitled to additional compensation under this subsection (a) for any such cost incurred or reduced amount suffered from and after the date that is 180 days prior to the date such Lender Party first delivers such notice to the Borrower. In determining any such additional compensation, such Lender Party may use reasonable averaging and attribution methods. If any of the Lenders requests additional compensation from the Borrower under this subsection (a) in respect of its making, participating in or renewing Eurodollar Rate Advances, the Borrower may, upon notice to such Lender (with a copy of such notice to the Administrative Agent), suspend the obligation of such Lender to make, participate in and/or renew Eurodollar Rate Advances until the circumstances giving rise to such request no longer exist and, during such time, all Eurodollar Rate Advances that would otherwise be made by such Lender as part of any Borrowing shall be made instead as Base Rate Advances and all payments of principal of and interest on such Base Rate Advances shall, notwithstanding the provisions of Section 2.07, be made at the same time as payments on the Eurodollar Rate Advances otherwise comprising part of such Borrowing.

                  (b) If any of the Lender Parties determines that compliance with any Requirement of Law or any directive, guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), or any change therein or in the interpretation, application, implementation, administration or enforcement thereof, that is enacted or becomes effective, or is implemented or is first required or expected to be complied with after the date of this Agreement, affects the amount of capital required or expected to be maintained by such Lender Party (or either of the Applicable Lending Offices of such Lender Party) or by any Person controlling such Lender Party and that the amount of such capital is increased by or is based upon the existence of the commitment of such Lender Party to lend hereunder or to issue or participate in Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of or participation in the Letters of Credit (or similar contingent obligations), then the Borrower hereby agrees to pay, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party or such Person in light of such circumstances, to the extent that such Lender Party or such Person reasonably determines such increase in capital to be allocable to the existence of the commitment of such Lender Party to lend or to issue or participate in Letters of Credit hereunder or to the issuance or maintenance of or participation in any Letters of Credit. Each of the Lender Parties shall, as promptly as practicable after such Lender Party obtains knowledge of such circumstances and the determination of such Lender Party to request additional compensation from the Borrower pursuant to this subsection (b), provide notice to the Administrative Agent and the Borrower of the circumstances entitling such Lender Party to such additional compensation and the amount of such additional compensation (including the basis of calculation thereof), which notice shall be conclusive and binding for all purposes, absent manifest error; provided, however, that none of the Lender Parties shall be entitled to additional compensation under this subsection (b) for any such increases in capital required from and after the date that is 180 days prior to the date such Lender Party first delivers such notice to the Borrower. In determining any such additional compensation, such Lender Party may use reasonable averaging and attribution methods.

                  (c) If, with respect to any Eurodollar Rate Advances under any of the Facilities, Lenders owed or holding not less than a majority in interest of the aggregate principal amount of all Advances outstanding under such Facility at any time notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, participating in or renewing, or funding or maintaining, their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Appropriate Lenders, whereupon (i) each such Eurodollar Rate Advance under such Facility will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Appropriate Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower (promptly following notice thereof from the Appropriate Lenders) that such Lenders have determined that the circumstances causing such suspension no longer exist.

                  (d) Notwithstanding any of the other provisions of this Agreement, if the introduction of or any change in or in the interpretation of any Requirements of Law shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, upon notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Advance of such Lender will automatically, on the last day of the then existing Interest Period therefor, if permitted under applicable law, or otherwise upon demand, Convert into a Base Rate Advance and (ii) the obligation of such Lender to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower (promptly following notice thereof from such Lender) that such Lender has determined that the circumstances causing such suspension no longer exist. If the obligation of a Lender to make Eurodollar Rate Advances is suspended pursuant to this subsection (d), then until the circumstances that gave rise to such suspension no longer apply to such Lender, all Eurodollar Rate Advances that would otherwise be made by such Lender as part of any Borrowing shall be made instead as Base Rate Advances and all payments of principal of and interest on such Base Rate Advances shall, notwithstanding the provisions of Section 2.07, be made at the same time as payments on the Eurodollar Rate Advances otherwise comprising part of such Borrowing.

                  (e) Each of the Lenders hereby agrees that, upon the occurrence of any circumstances entitling such Lender to additional compensation or to cease making, participating in or renewing, or funding or maintaining, Eurodollar Rate Advances under any of the foregoing provisions of this Section 2.10, such Lender shall use reasonable efforts (consistent with its internal policy and with legal and regulatory restrictions) to designate a different Eurodollar Rate Lending Office for any Eurodollar Rate Advances affected by such circumstances if the making of such designation, in the case of subsection (a) or (b) of this Section 2.10, would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue or, in the case of subsection (c) or (d) of this Section 2.10, would allow such Lender to continue to perform its obligations to make, to participate in or renew, or to fund or maintain, Eurodollar Rate Advances, and, in any such case, would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (f) If (i) any of the Lenders entitled to additional compensation under any of the foregoing provisions of this Section 2.10 shall fail to designate a different Eurodollar Rate Lending Office as provided in subsection (e) of this Section 2.10 or if the circumstances entitling any of the Lender Parties to additional compensation under subsection (a) or (b) of this
Section 2.10 shall continue to be in effect notwithstanding such designation or since subsection (e) of this Section 2.10 is inapplicable or (ii) the inadequacy or illegality contemplated under subsection (c) or (d) of this
Section 2.10, respectively, shall continue with respect to any of the Lenders notwithstanding such designation, then, subject to the terms of Section 8.07(a), the Borrower may cause such Lender Party to (and, if the Borrower so demands, such Lender Party shall) assign all of its rights and obligations under this Agreement to one or more other Persons in accordance with Section 8.07(a); provided that if, upon such demand by the Borrower, such Lender Party elects to waive its request for additional compensation pursuant to subsection (a) or (b) of this Section 2.10, the demand by the Borrower for such Lender Party to so assign all of its rights and obligations under the Agreement shall thereupon be deemed withdrawn. Nothing in subsection (e) of this Section 2.10 or this subsection (f) shall affect or postpone any of the rights of any of the Lender Parties or any of the Obligations of the Borrower under any of the foregoing provisions of this Section 2.10 in any manner.

                  SECTION 2.11. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or setoff (except as otherwise provided in Section 2.14), not later than 12:30 P.M. (Charlotte, North Carolina time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account in same day funds, with payments received by the Administrative Agent after 12:30 P.M. (Charlotte, North Carolina time) on any such day being deemed to have been received on the next succeeding Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by the Borrower is in respect of principal, interest, Commitment Fees or any of the other Obligations then due and payable hereunder and under the Notes to more than one of the Lender Parties, to such Lender Parties for the accounts of their respective Applicable Lending Offices in accordance with their respective Pro Rata Shares of the amounts of such Obligations due and payable to such Lender Parties at such time and (ii) if such payment by the Borrower is in respect of any of the Obligations then due and payable hereunder to one Lender Party, to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(e), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) The Borrower hereby authorizes each of the Lender Parties, if and to the extent payment owed to such Lender Party is not made when due hereunder or, in the case of any Lender, under the Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender Party any amount so due.

                  (c) All computations of interest, fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or Commitment Fees, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

                  (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any of the Lender Parties hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount due such Lender Party on such date. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party, together with all accrued and unpaid interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  (f) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Agents and the Guaranteed Parties under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Agents and the Guaranteed Parties in the following order of priority:

                  (i) first, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Agents (solely in their respective capacities as Agents) under or in respect of this Agreement or any of the other Loan Documents on such date, ratably in accordance with the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Agents on such date;

                  (ii) second, to the payment of all of the fees, indemnification payments, costs and expenses that are due and payable to the Issuing Bank and the Swing Line Bank (solely in their respective capacities as Issuing Bank and Swing Line Bank) under or in respect of this Agreement or any of the other Loan Documents on such date, ratably in accordance with the respective aggregate amounts of all such fees, indemnification payments, costs and expenses owing to the Issuing Bank and the Swing Line Bank on such date;

                  (iii) third, to the payment of all of the indemnification payments, costs and expenses that are due and payable to the Lender Parties under Section 8.04 hereof, Section 12 of the Subsidiaries Guarantee or the applicable section of any of the other Loan Documents on such date, ratably in accordance with the respective aggregate amounts of all such indemnification payments, costs and expenses owing to the Lender Parties on such date;

                  (iv) fourth, to the payment of all of the amounts that are due and payable to the Administrative Agent and the Lender Parties under Sections 2.10 and 2.12 hereof or Section 5 of the Subsidiaries Guarantee on such date, ratably in accordance with the respective aggregate amounts thereof owing to the Agents and the Lender Parties on such date;

                  (v) fifth, to the payment of all of the fees that are due and payable to the Lenders under Section 2.08 on such date, ratably in accordance with the respective aggregate Commitments of the Lenders under the applicable Facilities on such date;

                  (vi) sixth, to the payment of all of the accrued and unpaid interest on the Obligations of the Borrower under or in respect of the Loan Documents that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(b) on such date, ratably in accordance with the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;

                  (vii) seventh, to the payment of all of the accrued and unpaid interest on the Advances that is due and payable to the Administrative Agent and the Lender Parties under Section 2.07(a) on such date, ratably in accordance with the respective aggregate amounts of all such interest owing to the Administrative Agent and the Lender Parties on such date;

                  (viii) eighth, to the payment of the principal amount of all of the outstanding Advances that is due and payable to the Administrative Agent and the Lender Parties on such date, ratably in accordance with the respective aggregate amounts of all such principal owing to the Administrative Agent and the Lender Parties on such date; and

                  (ix) ninth, to the payment of all other Obligations of the Guaranteed Parties owing under or in respect of the Loan Documents that are due and payable to the Administrative Agent and the other Guaranteed Parties on such date, ratably in accordance with the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Guaranteed Parties on such date.

If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lender Parties in accordance with such Lender Party's Pro Rata Share of the sum of (A) the aggregate principal amount of all Advances outstanding at such time and (B) the aggregate Available Amount of all Letters of Credit outstanding at such time, in repayment or prepayment of such of the outstanding Advances or other Obligations then owing to such Lender Party.

                  SECTION 2.12. Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each of the Lender Parties and each of the Agents, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender Party or such Agent, as the case may be, is organized or is a resident, or has a fixed place of business or a permanent establishment, or any political subdivision of any of the foregoing, and, in the case of each of the Lender Parties, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of either of its Applicable Lending Offices or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being, collectively, "TAXES"). If the Borrower shall be required under any applicable Requirements of Law to deduct any Taxes from or in respect of any sum payable hereunder or under any of the Notes to any of the Lender Parties or any of the Agents, (i) the sum payable by the Borrower shall be increased as may be necessary so that after the Borrower and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender Party or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make all such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other Governmental Authority in accordance with applicable Requirements of Law.

                  (b) In addition, the Borrower shall pay any present or future stamp, recording, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, any performance under, or otherwise with respect to, this Agreement or the Notes (collectively, "OTHER TAXES").

                  (c) The Borrower shall indemnify each of the Lender Parties and each of the Agents for, and hold each of them harmless against, the full amount of Taxes and Other Taxes, and the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender Party or such Agent, as the case may be, and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. The indemnity by the Borrower provided for in this subsection (c) shall apply and be made whether or not the Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted; provided, however, that such Lender or such Agent seeking such indemnification shall take all reasonable actions (consistent with its internal policy and legal and regulatory restrictions) requested by the Borrower to assist the Borrower in recovering the amounts paid thereby pursuant to this subsection (c) from the relevant taxation authority or other Governmental Authority. Amounts payable by the Borrower under the indemnity set forth in this subsection (c) shall be paid within 30 days from the date on which the applicable Lender or Agent, as the case may be, makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 8.02, the original or a certified copy of a receipt evidencing payment thereof, to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States, or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at its address referred to in Section 8.02, an opinion of counsel reasonably acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection
(e) of this Section 2.12, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                  (e) Each of the Lender Parties organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each of the Initial Lenders, the Swing Line Bank and the Initial Issuing Bank, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each of the other Lender Parties, and from time to time thereafter as reasonably requested in writing by the Borrower or the Administrative Agent

(but only so long thereafter as such Lender Party remains lawfully able to do so), provide each of the Borrower and the Administrative Agent with two original Internal Revenue Service forms 1001 or 4224 or, in the case of any of the Lender Parties that is claiming exemption from United States withholding tax under
Section 871(h) or 881(c) of the Internal Revenue Code with respect to payments of "portfolio interest", form W-8 (and, if such Lender Party delivers a form W-8, a certificate representing that such Lender Party is not (i) a "bank" for purposes of Section 881(c) of the Internal Revenue Code, (ii) a ten-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue
Code) of the Borrower or (iii) a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code), as appropriate), or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes or, in the case of any of the Lender Parties delivering a form W-8, certifying that such Lender Party is a foreign corporation, partnership, estate or trust. If the forms referred to above in this subsection
(e) that are provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered excluded from Taxes solely for the periods governed by such form. However, if, on the date of the Assignment and Acceptance pursuant to which a Lender Party becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection (a) of this Section
2.12 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent (and only to such extent), the term "Taxes" shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to such Lender Party assignee on such date. If any of the forms, certificates or other documents referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001, 4224 or W-8 (or the related certificate described above), that a Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to the Borrower and the Administrative Agent and shall not be obligated to include in such form, certificate or document such confidential information. None of the Lender Parties shall be entitled to payment pursuant to subsection (a) or (c) of this
Section 2.12 with respect to any additional Taxes that resulted solely and directly from the change in either of the Applicable Lending Offices of such Lender Party (other than any such additional Taxes that are imposed as a result of a change in any applicable Requirements of Law, or in the interpretation or application thereof, occurring after the date of such change), unless such change is made pursuant to the terms of Section 2.10(e) or subsection (g) of this Section 2.12 or otherwise as a result of a request therefor by the Borrower.

                  (f) For any period with respect to which any of the Lender Parties has failed to provide the Borrower with the appropriate form, certificate or other document described in subsection (e) of this Section 2.12 (other than if such failure is due to a change in any applicable Requirements of Law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided or if such form, certificate or other document otherwise is not required under subsection (e) of this Section 2.12), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.12 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Borrower shall take such steps as such Lender Party shall reasonably request to assist such Lender Party in recovering such Taxes.

                  (g) Each of the Lender Parties hereby agrees that, upon the occurrence of any circumstances entitling such Lender Party to additional amounts pursuant to this Section 2.12, such Lender Party shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

                  (h) If any of the Lender Parties entitled to additional compensation under any of the foregoing provisions of this Section 2.12 shall fail to designate a different Applicable Lending Office as provided in subsection (g) of this Section 2.12, then, subject to the terms of Section 8.07(a), the Borrower may cause such Lender Party to (and, if the Borrower so demands, such Lender Party shall) assign all of its rights and obligations under this Agreement to one or more other Persons in accordance with Section 8.07(a); provided that if, upon such demand by the Borrower, such Lender Party elects to waive its request for additional compensation pursuant to this Section 2.12, the demand by the Borrower for such Lender Party to so assign all of its rights and obligations under the Agreement shall thereupon be deemed withdrawn. Nothing in subsection (g) of this Section 2.12 or this subsection (h) shall affect or postpone any of the rights of any of the Lender Parties or any of the Obligations of the Borrower under any of the foregoing provisions of this
Section 2.12 in any manner.

                  SECTION 2.13. Sharing of Payments, Etc. If any of the Lender Parties shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) (a) on account of Obligations due and payable to such Lender Party under or in respect of this Agreement or any of the other Loan Documents at such time (other than pursuant to Section 2.10, 2.12, 8.04 or 8.07) in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to (ii) the aggregate amount of the Obligations due and payable to all of the Lender Parties at such time) of payments on account of the Obligations due and payable to all of the Lender Parties under or in respect of this Agreement and the other Loan Documents at such time obtained by all of the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party under or in respect of this Agreement or any of the other Loan Documents at such time (other than pursuant to Section 2.10, 2.12, 8.04 or 8.07) in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all of the Lender Parties under or in respect of this Agreement and the other Loan Documents at such time) of payments on account of the Obligations owing (but not due and payable) to all of the Lender Parties under or in respect of this Agreement and the other Loan Documents at such time obtained by all of the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each of the other Lender Parties shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such Lender Party's ratable share (according to the proportion of (A) the purchase price paid to such Lender Party to (B) the aggregate purchase price paid to all of the Lender Parties) of such recovery, together with an amount equal to such Lender Party's ratable share (according to the proportion of (1) the amount of such other Lender Party's required repayment to (2) the total amount so recovered from the purchasing Lender Party) of any such interest or participating interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The

Borrower hereby agrees that any of the Lender Parties so purchasing a participation from another Lender Party pursuant to this Section 2.13 may, to the fullest extent permitted under applicable law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.14. Defaulting Lenders. (a) If, at any time, (i) any of the Lender Parties shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any of the other Loan Documents to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted under applicable law, set off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the obligation of such Defaulting Lender to make such Defaulted Advance. If, on any date, the Borrower shall so set off and otherwise apply its obligation to make any such payment against the obligation of such Defaulting Lender to make any such Defaulted Advance on or prior to such date, the amount so set off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on the date of such setoff and application under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be a Base Rate Advance and shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01, even if the other Advances comprising such Borrowing shall be Eurodollar Rate Advances on the date such Advance is deemed to be made pursuant to this subsection (a). The Borrower shall notify the Administrative Agent at any time the Borrower exercises its right of setoff pursuant to this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.14.

                  (b) If, at any time, (i) any of the Lender Parties shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to any of the Agents or any of the Lender Parties and (iii) the Borrower shall make any payment hereunder or under any of the other Loan Documents to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Agents or such other Lender Parties and to the fullest extent permitted under applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount to the extent required to pay in full such Defaulted Amount. If the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Agents or such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent, such other Agents and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing to the Agents and the other Lender Parties at such time, then in the following order of priority:

                  (A) first, to the Agents for any Defaulted Amount then owing to the Agents (solely in their capacities as Agents), ratably in accordance with the respective Defaulted Amounts owing to the Agents on such date;

                  (B) second, to the Swing Line Bank and the Issuing Bank for any Defaulted Amounts then owing to them (solely in their respective capacities as Swing Line Bank and Issuing Bank), ratably in accordance with the respective Defaulted Amounts owing to the Swing Line Bank and the Issuing Bank on such date; and

                  (C) third, to any of the other Lender Parties for any Defaulted Amounts then owing to such other Lender Parties, ratably in accordance with such respective Defaulted Amounts owing to such other Lender Parties on such date.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.14.

                  (c) If, at any time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent or any of the other Lender Parties shall be required to pay or distribute any amount hereunder or under any of the other Loan Documents to or for the account of such Defaulting Lender, then the Borrower or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted under applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted under applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with NationsBank, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be NationsBank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the terms of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted under applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent, any of the other Agents or any of the other Lender Parties, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and all such amounts required to be made or paid to the Agents and the other Lender Parties at such time, then in the following order of priority:

                  (A) first, to the Agents for any amounts then due and payable by such Defaulting Lender to the Agents (solely in their capacities as Agents) hereunder and under the other Loan Documents, ratably in accordance with such respective amounts due and payable to the Agents on such date;

                  (B) second, to the Swing Line Bank and the Issuing Bank for any amounts then due and payable by such Defaulting Lender to them (solely in their respective capacities as Swing Line Bank and Issuing Bank) hereunder and under the other Loan Documents, ratably in accordance with such respective amounts due and payable to the Swing Line Bank and the Issuing Bank on such date;

                  (C) third, to any of the other Lender Parties for any amount then due and payable by such Defaulting Lender to such other Lender Parties hereunder and under the other Loan Documents, ratably in accordance with such respective amounts due and payable to such other Lender Parties on such date; and

                  (D) fourth, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to one or more of the Commitments of such Defaulting Lender.

If any of the Lender Parties that is a Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Lender Party shall be distributed by the Administrative Agent to such Lender Party and applied by such Lender Party to the Obligations owing to such Lender Party at such time under or in respect of this Agreement and the other Loan Documents, ratably in accordance with the respective amounts of such Obligations outstanding at such time.

                  (d) The rights and remedies against a Defaulting Lender under this Section 2.14 are in addition to other rights and remedies that the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and that the Administrative Agent or any of the other Lender Parties may have against such Defaulting Lender with respect to any Defaulted Amount.

                  SECTION 2.15. Use of Proceeds. The proceeds of the Advances shall be available, and the Borrower hereby agrees that it shall use such proceeds, solely to consummate the Restructuring, to pay certain fees and expenses incurred in connection with the consummation of the Transaction and for other general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of the Loan Documents. The Letters of Credit shall be issued, and the Borrower hereby agrees that it shall request the issuance of Letters of Credit, solely in support of the Obligations of the Borrower or any of its Subsidiaries not otherwise prohibited under the Loan Documents to a Person other than any of the Guaranteed Parties which has extended credit or secured an Obligation on behalf of the Borrower or such Subsidiary.

                                   ARTICLE III

                     CONDITIONS OF EFFECTIVENESS AND LENDING

                  SECTION 3.01. Conditions Precedent to Effectiveness of this Agreement. This Agreement shall become effective on and as of the first date (the "EFFECTIVE DATE") on which all of the following conditions precedent shall have been satisfied:

                  (a) The Lender Parties shall be reasonably satisfied with the organizational and legal structure and capitalization of the Borrower and each of its Subsidiaries (including, without limitation, the terms and conditions of the Constitutive Documents and each class of Equity Interests in the Borrower and each such Subsidiary and of each agreement or instrument relating to such structure or capitalization). All of the Related Documents shall be in full force and effect in the form received by the Lender Parties on or prior to the Effective Date.

                  (b) All of the Governmental Authorizations, and all of the consents, approvals and authorizations of, notices and filings to or with, and other actions by, any other Person necessary in connection with any aspect of the Transaction, any of the Loan Documents or the Related Documents or any of the other transactions contemplated thereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Lender Parties) and shall remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no Requirement of Law shall be applicable in the reasonable judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon any aspect of the Transaction, any of the Loan Documents or the Related Documents or any of the other transactions contemplated thereby.

                  (c) Before giving effect and immediately after giving pro forma effect to the Transaction, no Material Adverse Change shall have occurred since December 31, 1997.

                  (d) There shall exist no action, suit, investigation, litigation, arbitration or proceeding pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries or any of the property or assets thereof in any court or before any arbitrator or by or before any Governmental Authority of any kind (i) that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event (other than, in all cases under this clause (i), the matters described on Schedule 3.01(d) hereto (the "DISCLOSED LITIGATION")) or (ii) which purports to affect the legality, validity, binding effect or enforceability of any aspect of the Transaction, any of the Loan Documents or the Related Documents or any of the other transactions contemplated thereby; and there shall have been no material and adverse change in the status, and no material and adverse change in the financial effect on the Borrower or any of its Subsidiaries, of any of the Disclosed Litigation from that described on
         Schedule 3.01(d) hereto.

                  (e) Each aspect of the Transaction shall have been consummated or shall be consummated on the Effective Date in compliance with all applicable Requirements of Law. All amounts other than principal owing by the Borrower or any of its Subsidiaries under the Existing Credit Agreement shall have been, or concurrently with the Initial Extensions of Credit made (or deemed to have been made) on the Effective Date shall be, paid in full, and all commitments of the Existing Lenders thereunder shall have been, or concurrently with the Initial Extensions of Credit made (or deemed to have been made) on the Effective Date shall be, terminated in accordance with the terms of the Existing Credit Agreement. After giving effect to the Transaction and all of the Borrowings to be made (or deemed to have been made) on the Effective Date, the aggregate Unused Revolving Credit Commitments shall be at least $200,000,000.

                  (f) All of the Indebtedness of the Borrower and its Subsidiaries in existence on the Effective Date other than the Surviving Indebtedness shall have been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished, and all commitments therefor shall have been terminated; and all of the Surviving Indebtedness shall be on terms and conditions reasonably satisfactory to the Lender Parties.

                  (g) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Effective Date, before and after giving effect to the Initial Extensions of Credit to be made (or deemed to have been made) on the Effective Date and to the application of proceeds therefrom, as though made on and as of such date (other than any such representation and warranty that, by its terms, refers to a specific date other than the Effective Date, in which case, as of such specific date). No event shall have occurred and be continuing, or shall occur as a result of any of the Initial Extensions of Credit to be made on the Effective Date or the application of proceeds therefrom, that would constitute a Default.

                  (h) All of the accrued reasonable fees and expenses of the Agents and the Lender Parties (including, without limitation, all of the accrued reasonable fees and expenses of counsel for the Administrative Agent and local counsel for the Lender Parties) that are required to be paid by the Borrower or any of its Subsidiaries shall have been paid in full.

                  (i) The Administrative Agent shall have received on or before the Effective Date the following, each dated such date (unless otherwise specified), in form and substance reasonably satisfactory to the Lender Parties (unless otherwise specified) and (except for the Notes) in sufficient copies for each of the Lender Parties:

                           (i) The Term A Notes, payable to the order of the Term A Lenders, the Term B Notes, payable to the order of the Term B Lenders, the Revolving Credit Notes, payable to the order of the Revolving Credit Lenders, and the Swing Line Note, payable to the order of the Swing Line Bank, respectively.

                           (ii) Certified copies of the resolutions of the board of directors (or persons performing similar functions) of the Borrower and each of the Material Subsidiaries approving each of the Loan Documents to which it is or is to be a party, the consummation of each aspect of the Transaction involving or affecting the Borrower or such Material Subsidiary and the other transactions contemplated by any of the foregoing, and of all documents evidencing necessary Governmental Authorizations, or other necessary consents, approvals, authorizations, notices, filings or actions, with respect to any of the Loan Documents to which it is or is to be a party, the consummation of any aspect of the Transaction involving or affecting the Borrower or such Material Subsidiary or any of the other transactions contemplated by any of the foregoing.

                           (iii) A copy of the certificate or articles of
                  incorporation (or similar Constitutive Document) of the Borrower and each of the Material Subsidiaries, and each amendment thereto, certified (as of a date reasonably near the Effective Date) as being a true and complete copy thereof by the Secretary of State (or similar Governmental Authority) of the jurisdiction of organization of such Person or, if the applicable Secretary of State (or similar Governmental Authority) does not provide certification of the type of similar Constitutive Document of any of the Material Subsidiaries generally, certified as of the Effective Date as being a true and complete copy thereof by the Secretary or Assistant Secretary (or person performing similar functions) of such Material Subsidiary.

                           (iv) A copy of a certificate of the Secretary of State (or equivalent Governmental Authority) of the jurisdiction of organization of the Borrower and each of the Material Subsidiaries, listing the certificate or articles of incorporation (or similar Constitutive Document) of the Borrower or such Material Subsidiary and each amendment thereto on file in the office of such Secretary of State (or such Governmental Authority) and certifying (A) that such amendments are the only amendments to such Person's certificate or articles of incorporation (or similar Constitutive Document) on file in its office, (B) if customarily available in such jurisdiction, that such Person has paid all franchise taxes (or the equivalent thereof) to the date of such certificate and (C) that such Person is duly organized and is in good standing under the laws of the jurisdiction of its organization.

                           (v) Copies of certificates of the Secretary of State
                  (or the equivalent Governmental Authority) of each jurisdiction in which the Borrower or any of the Material Subsidiaries is qualified or licensed as a foreign corporation, limited partnership or limited liability company, except where the failure to so qualify or be licensed, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event, in each case dated reasonably near the Effective Date and stating that such Person is duly qualified and in good standing as a foreign corporation, limited partnership or limited liability company and has filed all annual reports required to be filed, and, if customarily available in such jurisdiction, has paid all franchise taxes (or the equivalent thereof) required to be paid, in such jurisdiction to the date of such certificate.

                           (vi) A certificate of the Borrower and each of the
                  Material Subsidiaries, signed on behalf of the Borrower or such Material Subsidiary by its President or a Vice President and its Secretary or an Assistant Secretary (or the persons performing similar functions), dated the Effective Date (the statements made in which certificate shall be true on and as of the Effective Date), certifying as to:

                                (A) the absence of any proceedings (either
                           pending or contemplated) for the dissolution, liquidation or other termination of the existence of the Borrower or such Material Subsidiary or any of its Subsidiaries;

                                (B) the accuracy in all material respects of the
                           representations and warranties made by the Borrower or such Material Subsidiary in the Loan Documents to which it is or is to be a party as though made on and as of the Effective Date, before and after giving effect to the Initial Extensions of Credit and to the application of proceeds therefrom;

                                (C) the absence of any event occurring and
                           continuing, or resulting from the Initial Extensions of Credit or the application of proceeds therefrom, that would constitute a Default; and

                                (D) the satisfaction of the conditions precedent
                           set forth in subsections (c), (e), (f) and (h) of this Section 3.01.

                           (vii) A certificate of the Secretary or an Assistant
                  Secretary (or a person performing similar functions) of the Borrower and each of the Material Subsidiaries certifying as to:

                                (A) the absence of any amendments to the
                           certificate or articles of incorporation (or similar Constitutive Document) of the Borrower or such Material Subsidiary since the date of the Secretary of State's (or equivalent Governmental Authority's), or the Secretary's or Assistant Secretary's (or equivalent person's) certificate referred to in clause (iv) of this Section 3.01(i), or any steps taken by the board of directors (or persons performing similar functions) or the shareholders, partners, members or equivalent persons of the Borrower or such Material Subsidiary to effect or authorize any further amendment, supplement or other modification thereto;

                                (B) the accuracy and completeness of the bylaws
                           (or similar Constitutive Documents) of the Borrower or such Material Subsidiary as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of the Borrower or such Material Subsidiary referred to in clause (ii) of this Section 3.01(i) were adopted and on the Effective Date (a copy of which shall be attached to such certificate); and

                                (C) the names and true signatures of the
                           officers of the Borrower or such Material Subsidiary authorized to sign each of the Loan Documents to which it is or is to be a party and the other agreements, instruments and documents to be delivered hereunder and thereunder.

                           (viii) A guarantee, in substantially the form of
                  Exhibit D hereto (together with each Guarantee Supplement delivered pursuant to Section 5.02(k), in each case as amended, supplemented or otherwise modified hereafter from time to time in accordance with the terms thereof and Section 8.01, the "SUBSIDIARIES GUARANTEE"), duly executed by each of the wholly owned Domestic Subsidiaries.

                           (ix)   A certificate of the Borrower, in
                  substantially the form of Exhibit E hereto, duly executed by the chief financial officer thereof, attesting to the Solvency of the Borrower and its Subsidiaries, taken as a whole, immediately before and immediately after giving pro forma effect to the Transaction and the other transactions contemplated by this Agreement and the other Loan Documents.

                           (x) Copies, certified by a Responsible Officer of the Borrower, of each of the Related Documents, duly executed by each of the parties thereto, together with all agreements, instruments and other documents (other than closing certificates, opinions and other similar documents) delivered in connection therewith.

                           (xi) Copies, certified by a Responsible Officer of the Borrower, of all of the agreements, instruments and other documents (other than closing certificates, opinions and other similar documents) evidencing or setting forth the terms and conditions of each item of the Surviving Indebtedness that is outstanding or has commitments for the extension of credit on the Effective Date in an aggregate amount of at least $5,000,000.

                           (xii) Copies, certified by a Responsible Officer of the Borrower, of (A) the audited Consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 1997, accompanied by an unqualified opinion of Ernst & Young LLP, independent accountants of the Borrower, (B) the unaudited financial statements of the Borrower and its Subsidiaries for the Fiscal Quarter ended March 31, 1998, duly certified by a Responsible Officer of the Borrower, and (C) forecasts prepared by management of the Borrower, in form and substance reasonably satisfactory to the Lender Parties, of balance sheets, income statements and cash flow statements on a quarterly basis for the Fiscal Year in which the Effective Date occurs and on an annual basis for each Fiscal Year thereafter through the scheduled final Termination Date.

                           (xiii) Evidence of all of the insurance of the Borrower and its Subsidiaries required to be maintained thereby under Section 5.01(c).

                           (xiv) A duly completed and executed Notice of Borrowing for each Borrowing to be made (or deemed to have been made) on the Effective Date and Notice of Issuance for each Letter of Credit to be issued on the Effective Date.

                           (xv) A favorable opinion of Haskell Slaughter & Young, L.L.C., counsel for the Loan Parties, in substantially the form of Exhibit F-1 hereto, and addressing such other matters as any of the Lender Parties through the Administrative Agent may reasonably request.

                           (xvi) A favorable opinion of special New York counsel for the Loan Parties reasonably acceptable to the Administrative Agent, in substantially the form of Exhibit F-2 hereto, and addressing such other matters as any of the Lender Parties through the Administrative Agent may reasonably request.

                           (xvii) A favorable opinion of special counsel for the Loan Parties reasonably acceptable to the Administrative Agent in the States of California, Connecticut, Florida and Tennessee, in substantially the form of Exhibits F-3 through F-6 hereto, and addressing such other matters as any of the Lender Parties through the Administrative Agent may reasonably request.

                           (xviii) A favorable opinion of Shearman & Sterling,
                  counsel for the Administrative Agent, in form and substance satisfactory to the Administrative Agent.

                  SECTION 3.02. Conditions Precedent to Each Borrowing, Issuance and Renewal. The obligation of each of the Appropriate Lenders to make an Advance (other than a Swing Line Advance made by any of the Revolving Credit Lenders pursuant to Section 2.02(b)(ii)) and a Letter of Credit Advance made by the Issuing Bank or any of the Revolving Credit Lenders pursuant to Section 2.03(c)(i) on the occasion of each Borrowing (including the initial Borrowing), and the right of the Borrower to request a Swing Line Borrowing, and the obligation of the Issuing Bank to issue a Letter of Credit (including the initial issuance thereof) or to renew a Letter of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing, issuance or renewal (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing, Notice of Issuance or Notice of Renewal by the Borrower and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit or the renewal of such Letter of Credit, as the case may be, shall constitute a representation and warranty by the Borrower that, both on the date of such notice and on the date of such Borrowing, issuance or renewal, such statements are true):

                  (i) the representations and warranties contained in each of the Loan Documents are correct in all material respects on and as of such date, before and after giving effect to such Borrowing, issuance or renewal and to the application of the proceeds, if any, therefrom, as though made on and as of such date (except (A) for any such representation and warranty that, by its terms, refers to a specific date other than the date of such Borrowing, issuance or renewal, in which case as of such specific date, and (B) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) shall be deemed at any time and from time to time after the Effective Date to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the date of such Borrowing, issuance or renewal); and

                  (ii) no event has occurred and is continuing, or would result from such Borrowing, issuance or renewal, or from the application of the proceeds, if any, therefrom, that constitutes a Default;

and (b) the Administrative Agent shall have received such other approvals, authorizations, opinions, documents and information as any of the Appropriate Lenders (or, in the case of any Swing Line Advance, the Swing Line Bank or, in the case of the issuance or renewal of a Letter of Credit, the Issuing Bank) through the Administrative Agent may reasonably request.

                  SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each of the Lender Parties shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by, or acceptable or satisfactory to, the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender Party prior to the Effective Date specifying its objection thereto and, if any such Lender has a Commitment on such date under any of the Facilities under which a Borrowing is to be made (or deemed to have been made) on such date, such Lender Party shall not have made available to the Administrative Agent such Lender Party's Pro Rata Share of such Borrowing.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties. The Borrower hereby represents and warrants as follows:

                  (a) The Borrower and each of its Subsidiaries (i) are corporations, limited partnerships or limited liability companies duly organized and validly existing under the laws of the jurisdictions of their respective organization and, in the case of the Borrower and each such Subsidiary organized under the laws of any state of the United States of America, are in good standing under the laws of such jurisdiction and (ii) are duly qualified as foreign corporations, limited partnerships or limited liability companies and are in good standing in each other jurisdiction in which the ownership, lease or operation of their respective property and assets or the conduct of their respective businesses require them to so qualify or be licensed, except, solely in the case of this clause (ii), where the failure to so qualify or be licensed or to be in good standing, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event. The Borrower and each of its Subsidiaries have all of the requisite power and authority, and the legal right, to own or lease and to operate all of the property and assets they purport to own, lease or operate and to conduct all of their respective businesses as now conducted and as proposed to be conducted. Each of the Loan Parties has all of the requisite power and authority, and the legal right, to execute and deliver each of the Loan Documents and the Related Documents to which it is or is to be a party, to perform all of its Obligations hereunder and thereunder and to consummate the Transaction and all of the other transactions contemplated hereby and thereby.

                  (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all of the Subsidiaries of the Borrower as of the date of this Agreement, showing, as to each such Subsidiary, the correct legal name thereof, the legal structure thereof, the jurisdiction of its organization, the number and type of each class of its Equity Interests authorized and the number outstanding, and the percentage of each such class of its Equity Interests outstanding on such date that are owned by any of the Loan Parties, and stating, as of such date, whether or not such Subsidiary constitutes a Material Subsidiary. Except as set forth on Schedule 4.01(b) hereto, as of the date of this Agreement, all of the outstanding Equity Interests in each of the Subsidiaries of the Borrower are owned directly or indirectly by one or more of the Loan Parties, free and clear of all Liens (including, without limitation, preemptive or other similar rights of the holders thereof). All of the outstanding Equity Interests in the Borrower and each of its Subsidiaries have been validly issued and are fully paid and nonassessable.

                  (c) The execution, delivery and performance by each of the Loan Parties of each of the Loan Documents and the Related Documents to which it is or is to be a party, and the consummation of the Transaction and the other transactions contemplated hereby and thereby, have been duly authorized by all necessary action (including, without limitation, all necessary shareholder, partner, member or other similar action) and do not:

                           (i) contravene the Constitutive Documents of such
                  Loan Party;

                           (ii) violate any Requirement of Law;

                           (iii) conflict with or result in the breach of, or
                  constitute a default under, any loan agreement, indenture, mortgage, deed of trust, lease, instrument, contract or other agreement binding on or affecting such Loan Party, any of its Subsidiaries or any of their respective property or assets; or

                           (iv) result in or require the creation or imposition
                  of any Lien upon or with respect to any of the property or assets of such Loan Party or any of its Subsidiaries.

         Neither any of the Loan Parties nor any of their respective Subsidiaries is in violation of any Requirement of Law or in breach of any loan agreement, indenture, mortgage, deed of trust, lease, instrument, contract or other agreement referred to in the immediately preceding sentence, the violation or breach of which, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event.

                  (d) The Borrower and each of its Subsidiaries own or possess all of the Governmental Authorizations that are necessary to own or lease and operate their respective property and assets and to conduct their respective businesses as now conducted and as proposed to be conducted, except where and to the extent that the failure to obtain or maintain in effect any such Governmental Authorization, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has received any notice relating to or threatening the revocation, termination, cancellation, denial, impairment or modification of any such Governmental Authorization, or is in violation or contravention of, or in default under, any such Governmental Authorization, except where and to the extent that any such revocation, termination, cancellation, denial, impairment or modification, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect. No Governmental Authorization and no consent, approval or authorization of, or notice to or filing with, or other action by, any other Person is required for the due execution, delivery or performance by any of the Loan Parties of any of the Loan Documents or the performance by any of the Loan Parties of the Related Documents to which it is or is to be a party, or for the consummation of any aspect of the Transaction or the other transactions contemplated hereby or thereby, except for the Governmental Authorizations, and the consents, approvals, authorizations, notices, filings and other actions, described on Schedule 4.01(d) hereto. All of the Governmental Authorizations and the consents, approvals, authorizations, notices, filings and other actions described on Schedule 4.01(d) hereto have been duly obtained, taken, given or made or will have been duly obtained, taken, given or made on or prior to the Effective Date and are, or on the Effective Date will be, in full force and effect. All applicable waiting periods in connection with each aspect of the Transaction and the other transactions contemplated hereby and thereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon any aspect of the Transaction or the rights of the Borrower or any of its Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any property or assets now owned or hereafter acquired by any of them.

                  (e) This Agreement has been, and each of the Notes and each of the other Loan Documents when delivered hereunder will have been, duly executed and delivered by each of the Loan Parties intended to be a party thereto. This Agreement is, and each of the Notes and each of the other Loan Documents when delivered hereunder will be, the legal, valid and binding obligations of each of the Loan Parties intended to be a party thereto, enforceable against such Loan Party in accordance with their respective terms, except to the extent such enforceability may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

                  (f) The Consolidated balance sheets of the Borrower and its Subsidiaries as of December 31, 1996 and December 31, 1997, and the related Consolidated statements of operations and cash flow, and changes in stockholders' equity, of the Borrower and its Subsidiaries for the respective Fiscal Years then ended, in each case including the schedules and notes thereto and accompanied by an opinion of Ernst & Young LLP, the independent public accountants of the Borrower, copies of all of which have been furnished to the Lender Parties, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of operations and cash flow of the Borrower and its Subsidiaries for the respective periods ended on such dates. All of the Consolidated financial statements referred to above in this Section 4.01(f), including the schedules and notes thereto, have been prepared in accordance with generally accepted accounting principles applied consistently throughout the respective periods covered thereby. Neither the Borrower nor any of its Subsidiaries has any material indebtedness or other material fixed or contingent liabilities, material liabilities for taxes, unusual forward or long-term material commitments or anticipated material losses from any unfavorable commitments, except as referred to, or reflected or provided for in, the Consolidated financial statements provided to the Lender Parties hereunder or under subsection (g) of this Section 4.01.

                  (g) The Consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 1998, and the related Consolidated statements of operations and cash flow, and changes in stockholders' equity, of the Borrower and its Subsidiaries for the three-month period then ended, duly certified by a Responsible Officer of the Borrower, copies of all of which have been furnished to the Lender Parties, fairly present, subject to normal year-end audit adjustments, the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated results of operations and cash flow of the Borrower and its Subsidiaries for the period ended on such date. All of the Consolidated financial statements referred to above in this Section 4.01(g) have been prepared, subject to normal year-end audit adjustments and the absence of notes thereto, in accordance with generally accepted accounting principles applied consistently throughout the period covered thereby.

                  (h) The forecasted Consolidated balance sheets, statements of operations and cash flow statements of the Borrower and its Subsidiaries delivered to the Lender Parties pursuant to Section 3.01(i)(xii)(C) or 5.03(e) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were reasonable in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery thereof to the Lender Parties, the Borrower's reasonable estimate of its future financial performance (although the actual results during the periods covered by such forecasts may differ from the forecasted results).

                  (i) The Information Memorandum and all of the other information (other than financial projections and pro forma information) furnished by or on behalf of the Borrower or any of its Subsidiaries to any of the Agents or any of the Lender Parties or any of their representatives or advisors in connection with the Loan Documents or the Related Documents or any aspect of the Transaction or any of the other transactions contemplated hereby or thereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances in which any such statements were made, not misleading. No fact, event, condition or circumstance is known to any of the Loan Parties which is reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event, which has not been set forth herein, in the financial statements referred to in subsection
         (f) or (g) of this Section 4.01 or in writing to the Agents and the Lender Parties prior to the Initial Extensions of Credit.

                  (j) There is no action, suit, investigation, litigation, arbitration or proceeding pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries or any of the property or assets thereof in any court or before any arbitrator or by or before any Governmental Authority of any kind (i) that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event (other than, in all cases under this clause (i), the Disclosed Litigation) or (ii) which purports to affect the legality, validity, binding effect or enforceability of any aspect of the Transaction, any of the Loan Documents or the Related Documents or any of the other transactions contemplated thereby; and there shall have been no material and adverse change in the status, and no material and adverse change in the financial effect on the Borrower or any of its Subsidiaries, of any of the Disclosed Litigation from that described on Schedule 3.01(d) hereto.

                  (k) The Borrower and each of its Subsidiaries have good and sufficient title to, or a valid and enforceable leasehold interest in, all of the property and assets (real and personal) purported to be owned by them (other than property and assets that, both individually and in the aggregate, are not material to the business, financial condition or operations of the Borrower or the Subsidiary thereof that owns them), in each case free and clear of all Liens other than the Liens expressly permitted under this Agreement. All of the material leases under which the Borrower or any of its Subsidiaries is a lessor or a lessee are valid and subsisting and are in full force and effect.

                  (l) The Borrower and each of its Subsidiaries own or have the legal right to use all of the patents, licenses, franchises, copyrights, service marks, trademarks, trade secrets and trade names (or other rights thereto) that are necessary to own or lease and operate their respective property and assets and to conduct their respective businesses as now conducted and as proposed to be conducted, without known conflict with the rights of any other Person (other than patents, licenses, franchises, copyrights, service marks, trademarks, trade secrets and trade names (or other rights thereto) that, both individually and in the aggregate, are not material to the business, financial condition or operations of the Borrower or the Subsidiary thereof that owns or otherwise possesses them). No action, suit, investigation, litigation, arbitration or proceeding is pending or, to the best knowledge of the Borrower, threatened challenging the use by the Borrower or any of its Subsidiaries of any such patent, license, franchise, copyright, service mark, trademark, trade secret, trade name or other right, or the validity or effectiveness thereof, except for any such action, suit, investigation, litigation, arbitration or proceeding that, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect.

                  (m) None of the proceeds of any Advance or the drawings under any Letter of Credit will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Exchange Act. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying any "margin stock" (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 207)). None of the proceeds of any Advance or the drawings under any Letter of Credit will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

                  (n) Neither the Borrower nor any of its Subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" (each as defined in the Investment Company Act of 1940, as amended). None of the making (or deemed making) of any Advance, the issuance (or deemed issuance) of any Letter of Credit or the application of the proceeds therefrom, or the repayment of any Advance by the Borrower, or the consummation of the Transaction or any of the other transactions contemplated hereby, will violate any provision of the Investment Company Act of 1940, as amended, or any rule, regulation or order of the Securities and Exchange Commission thereunder. Neither the Borrower nor any of its Subsidiaries is a "holding company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (o) The Borrower is, individually and together with its Subsidiaries, taken as a whole, Solvent.

                  (p) Neither the Borrower nor any of its Subsidiaries is a party to any loan agreement, indenture, mortgage, deed of trust, lease, instrument, contract or other agreement or is subject to any restriction in its Constitutive Documents or any other corporate, partnership, limited liability company or similar restriction that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event.

                  (q) Neither the business nor the property or assets of the Borrower or any of its Subsidiaries have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo or other act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect.

                  (r) Except as, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect, there is (i) no unfair labor practice complaint pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries by or before any Governmental Authority, and no grievance or arbitration proceeding pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries and (iii) to the best knowledge of the Borrower, no union representation question existing with respect to the employees of the Borrower or any of its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any of them.

                  (s) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that, either individually or in the aggregate, has resulted or is reasonably expected to result in any material liability of any of the Loan Parties or any of the ERISA Affiliates. Schedule B (Actuarial Information) to the most recent annual report (form 5500 series) for each of the Plans, copies of which have been filed with the Internal Revenue Service and furnished to the Lender Parties, is complete and accurate and fairly presents the funding status of such Plan; and, since the date of such Schedule B, there has been no material adverse change in the funding status of such Plan. Neither any of the Loan Parties nor any of the ERISA Affiliates
         (i) has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan or (ii) has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                  (t) The operations and properties of the Borrower and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits; all past noncompliance with such Environmental Laws and Environmental Permits has been resolved without any material ongoing obligations or costs; all Environmental Permits that are necessary for the operations or properties of the Borrower or any of its Subsidiaries in any material respect have been obtained and are in full force and effect; and no circumstance exists that, either individually or in the aggregate, is reasonably expected to (i) form the basis of an Environmental Action against the Borrower or any of its Subsidiaries or any of the properties thereof that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect.

                  (u) (i) None of the properties owned or operated by the Borrower or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or, to the best knowledge of the Borrower, is adjacent to any such property; and (ii) except as, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect, (A) there are no, and never have been any, underground or aboveground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed of on any property owned or operated by the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, on any property formerly owned or operated by the Borrower or any of its Subsidiaries, (B) there is no asbestos or asbestos-containing material on any property owned or operated by the Borrower or any of its Subsidiaries and (C) Hazardous Materials have not been released, discharged or disposed of on any property owned or operated by the Borrower or any of its Subsidiaries.

                  (v) Neither the Borrower nor any of its Subsidiaries is undertaking, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law. All Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property owned or operated by the Borrower or any of its Subsidiaries have been disposed of in a manner that, either individually or in the aggregate, is not reasonably expected to result in material liability to the Borrower or any of its Subsidiaries.

                  (w) The Borrower and each of its Subsidiaries have filed, have caused to be filed or have been included in all tax returns, reports and statements (federal, state, local and foreign) required to be filed and have paid all taxes, assessments, levies, fees and other charges shown thereon (or on any assessments received by any such Person or of which any such Person has been notified) to be due and payable, together with applicable interest and penalties, except for any such taxes, assessments, levies, fees and other charges the amount, applicability or validity of which is being contested in good faith and by appropriate proceedings diligently conducted and with respect to which the Borrower or such Subsidiary, as the case may be, has established appropriate and adequate reserves in accordance with GAAP. All of the tax returns, reports and statements referred to in the immediately preceding sentence have been prepared in good faith and are complete and accurate in all material respects for the Borrower and its Subsidiaries for the respective periods covered thereby.

                  (x) Set forth on Part A of Schedule 4.01(x) hereto is a complete and accurate list, as of the date of this Agreement, of each of the Open Years of the Borrower and each of its Subsidiaries.

         There are no adjustments to (i) the federal income tax liability (including, without limitation, interest and penalties) of the Borrower or any of its Subsidiaries proposed in writing by the Internal Revenue Service with respect to Open Years or (ii) any foreign, state or local tax liability (including, without limitation, interest and penalties) of the Borrower or any of its Subsidiaries proposed in writing by any foreign, state or local taxation authority or other Governmental Authority that, in the aggregate for clauses (i) and (ii) of this sentence, would exceed $50,000,000. No issue has been raised by the Internal Revenue Service in respect of Open Years or by any such foreign, state or local taxation authorities or other Governmental Authorities that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect. Except as set forth on Part B of Schedule 4.01(x) hereto, neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the assessment, reassessment, payment or collection of taxes of the Borrower or any such Subsidiary, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any such Subsidiary to no longer be subject to the normally applicable statute of limitations. Neither the Borrower nor any of its Subsidiaries has provided, with respect to itself or any property held by it, any consent under Section 341(f) of the Internal Revenue Code.

                  (y) Set forth on Schedule 4.01(y) hereto is a complete and accurate list, as of the date of this Agreement, of all of the Indebtedness of the Borrower and its Subsidiaries in existence on the Effective Date, and not prepaid, redeemed or defeased in full or otherwise satisfied and extinguished prior to or concurrently with the Initial Extensions of Credit (collectively, the "SURVIVING INDEBTEDNESS"), showing, as of such date, the Borrower and/or each of its Subsidiaries party thereto and the principal amount outstanding thereunder and, in the case of each such item of Surviving Indebtedness that is outstanding or has commitments for the extension of credit in an aggregate amount of at least $5,000,000, the interest rate thereon, the scheduled maturity date thereof and the amortization schedule, if any, therefor.

                  (z) Set forth on Schedule 4.01(z) hereto is a complete and accurate list, as of the date of this Agreement, of all of the Investments (other than cash and Cash Equivalents and intercompany Investments expressly permitted under Section 5.02(e)(iii)) held by the Borrower or any of its Subsidiaries, showing, as of such date, the amount, the obligor or issuer thereof and the maturity, if any, thereof.

                  (aa) The property and assets of the Material Subsidiaries, taken as a whole, constitute at least 80% of the Consolidated Total Assets of the Borrower and its Subsidiaries and the net income (or net loss) of the Material Subsidiaries, taken as a whole, constitutes at least 80% of the Consolidated Net Income of the Borrower and its Subsidiaries.

                  (bb) The Borrower, on behalf of itself and its Subsidiaries,
         (i) has initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that are reasonably expected to be adversely affected in any material respect by the risk that computer applications used by the Borrower or any of its Subsidiaries (or by their respective suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (collectively, the "YEAR 2000 PROBLEM"), (ii) has developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) has implemented such plan to date in accordance with such timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its and each of its Subsidiary's suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so, either individually or in the aggregate, is not reasonably expected to have Material Adverse Effect.


                                    ARTICLE V

                            COVENANTS OF THE BORROWER

                  SECTION 5.01. Affirmative Covenants. So long as any of the Advances or any of the other Obligations of any Loan Party under or in respect of any of the Loan Documents shall remain unpaid, any of the Letters of Credit shall remain outstanding or any of the Lender Parties shall have any Commitment hereunder, the Borrower will, at all times:

                  (a) Compliance with Laws, Maintenance of Governmental Authorizations, Etc. (i) Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable Requirements of Law, such compliance to include, without limitation, compliance with ERISA, all Environmental Laws and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970 and with Titles XVIII and XIX of the Social Security Act and all regulations applicable to the Medicare and Medicaid programs and any comparable programs administered by any Governmental Authority in any state or other political subdivision of the United States of America, and (ii) except as provided in Section 5.01(d), obtain and maintain in effect all Governmental Authorizations that are necessary (A) to own or lease and operate their respective property and assets and to conduct their respective businesses as now conducted and as proposed to be conducted, except where and to the extent that the failure to obtain or maintain in effect any such Governmental Authorization, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect, or (B) for the due execution, delivery or performance by the Borrower or any of its Subsidiaries of any of the Loan Documents or the Related Documents to which it is or is to be a party, or for the consummation of any aspect of the Transaction or any of the other transactions contemplated hereby and thereby.

                  (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, to the extent due and payable and before the same shall become delinquent, (i) all taxes, assessments, reassessments, levies and other governmental charges imposed upon it or upon its property, assets, income or franchises and
         (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property and assets or any part thereof; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, reassessment, levy, charge or claim the amount, applicability or validity of which is being contested in good faith and by proper proceedings diligently conducted and as to which appropriate and adequate reserves are being maintained in accordance with GAAP, unless and until (i) such contest could subject the Borrower or any of its Subsidiaries to any criminal penalty or liability or any of the Agents or any of the Lender Parties to any criminal penalty or liability or (except for nonmaterial fines for which such Agent or such Lender Party is fully indemnified under
         Section 8.04) any civil penalty or liability or (ii) any Lien resulting therefrom attaches to its property and assets and becomes enforceable by its creditors.

                  (c) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance for their respective properties, assets and businesses (i) with insurance companies or associations that have, or that have directly reinsured such insurance with insurance companies or associations that have, an A.M. Best Company claims paying ability rating of at least "A-" (or the then equivalent rating) and
         (ii) of such types (including, without limitation, insurance against theft and fraud and against loss or damage by fire, explosion or hazard of or to property, general public liability insurance and medical malpractice insurance), in such amounts and with such deductibles, covering such casualties and contingencies and otherwise on such terms as are at least as favorable as those usually carried by companies of established reputations engaged in similar businesses and owning similar properties and assets in the same general areas in which the Borrower or the applicable Subsidiary of the Borrower operates or as may otherwise be required by applicable Requirements of Law; provided, however, that the Borrower and its Subsidiaries may effect workers' compensation insurance or similar coverage with respect to their respective operations in any particular jurisdiction through an insurance fund operated by such jurisdiction or by meeting the self-insurance requirements of such jurisdiction so long as the Borrower or such Subsidiary establishes and maintains appropriate and adequate reserves therefor in accordance with GAAP.

                  (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, organization, rights (statutory and pursuant to its Constitutive Documents), permits, licenses, approvals, privileges and franchises; provided, however, that the Borrower and its Subsidiaries (i) may consummate any merger or consolidation otherwise expressly permitted under Section 5.02(c), (ii) may wind up, liquidate or dissolve any of their respective inactive Subsidiaries to the extent otherwise expressly permitted under Section 5.02(d)(iv) and (iii) may amend, supplement or otherwise modify their rights under their respective Constitutive Documents to the extent otherwise expressly permitted under Section 5.02(m); and provided further, however, that neither the Borrower nor any of its Subsidiaries shall be required to preserve any permit, license, approval, privilege or franchise if the board of directors (or persons performing similar functions) of the Borrower or such Subsidiary shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, such Subsidiary or the Lender Parties or, solely in the case of any such permit, license or qualification to do business as a foreign corporation, limited partnership or limited liability company in any jurisdiction, that the loss thereof, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event.

                  (e) Visitation Rights. At any reasonable time and from time to time, upon reasonable notice, permit the Administrative Agent or any of the Lender Parties, or any agents or representatives thereof (so long as such agents or representatives are or agree to be bound by the provisions of Section 8.09), to examine and make copies of and abstracts from the records and books of account of, and to visit the properties of, the Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of the Borrower and/or any of its Subsidiaries with any of their officers or directors and with their independent public accountants.

                  (f) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account in which full and accurate entries shall be made of all of the financial transactions and the property, assets and businesses of the Borrower and each of its Subsidiaries (including, without limitation, the establishment and maintenance of adequate and appropriate reserves) in accordance with all generally accepted accounting principles in effect from time to time and with all applicable Requirements of Law.

                  (g) Maintenance of Properties, Etc. (i) Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, and (ii) make, and cause each of its Subsidiaries to make, from time to time, all repairs, renewals, additions, replacements, betterments and improvements of such properties that are reasonably necessary in order to permit the business and activities carried on in connection therewith to be properly conducted at all times.

                  (h) Compliance with Terms of Leaseholds. (i) Make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or to be terminated or any rights to renew such leases to be forfeited or canceled, in each case except to the extent that, in the reasonable business judgment of the Borrower or the Subsidiary of the Borrower that is the lessee thereof, it is in the best interest of the Borrower or such Subsidiary, as the case may be, to allow or to cause such nonperformance, lapse, termination, forfeiture or cancellation, and such nonperformance, lapse, termination, forfeiture or cancellation, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect, and (ii) promptly notify the Administrative Agent of any default by any party with respect to any lease that is material to the business, financial condition or operations of the Borrower and its Subsidiaries and that could impair the interests of the Borrower or any of its Subsidiaries therein in any material manner, and cooperate with the Administrative Agent to cure any such default, and, in respect of each of the foregoing provisions of this Section 5.01(h), cause each of its Subsidiaries to do so.

                  (i) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, directly or indirectly, all transactions or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or any of its Subsidiaries than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate thereof, other than:

                           (i) any transaction or series of related transactions
                  solely between or among the Borrower and one or more of the Restricted Subsidiaries, between or among one or more of the Restricted Subsidiaries, or between or among one or more of the Unrestricted Subsidiaries, in each case to the extent such transaction or series of related transactions is otherwise permitted under the terms of the Loan Documents; and

                           (ii) the grant by the Borrower of options to purchase
                  Borrower Common Stock from time to time to officers and directors of the Borrower and its Subsidiaries so long as, in each case, (A) the grant thereof and the price for the issuance of Borrower Common Stock upon the exercise thereof shall have been approved in good faith by the board of directors of the Borrower, (B) such option satisfies the requirements for exemption set forth in Rule 16b-3 of the Exchange Act and (C) neither the grant of such option nor the issuance and sale of any Borrower Common Stock upon the exercise thereof shall result in a Change of Control.

                  (j) Further Assurances. Promptly upon the request of the Administrative Agent, or any of the Lender Parties through the Administrative Agent, at any time and from time to time, (i) correct, and cause each of its Subsidiaries to promptly correct, any defect or error that may be discovered in any of the Loan Documents or in the execution or acknowledgment thereof and (ii) do, execute, acknowledge, deliver and take such further actions, and cause each of its Subsidiaries promptly to do, execute, acknowledge, deliver and take such further actions, as may be necessary or as the Administrative Agent, or any of the Lender Parties through the Administrative Agent, may reasonably request from time to time in order to carry out more effectively the provisions and purposes of this Agreement, the Notes or any of the other Loan Documents or assure the Administrative Agent or the Lender Parties of their rights and interests herein and therein.

                  SECTION 5.02. Negative Covenants. So long as any of the Advances or any of the other Obligations of any Loan Party under or in respect of any of the Loan Documents shall remain unpaid, any of the Letters of Credit shall remain outstanding or any of the Lender Parties shall have any Commitment hereunder, the Borrower will not, at any time:

                  (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its property or assets of any character (including, without limitation, accounts), whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code or any similar Requirements of Law of any jurisdiction, a financing statement (or the equivalent thereof) that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any secured party thereunder to file any such financing statement (or the equivalent thereof), or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any agreement or arrangement for the sale of any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign as collateral, or permit any of its Subsidiaries to assign as collateral, any accounts or other right to receive income, except:

                      (i)  Permitted Liens;

                      (ii) Liens existing on the date of this Agreement and
               described on Schedule 5.02(a) hereto;

                     (iii) purchase money Liens upon or in real property or
               equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such real property or equipment or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of any such real property or equipment to be subject to such Liens, or Liens existing on any such real property or equipment at the time of its acquisition or the completion of its construction (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price of such real property or equipment); provided, however, that no such Lien shall extend to or cover any property or assets other than the real property or equipment being so acquired, constructed or improved; and provided further that (A) the principal amount of Indebtedness secured by any such Lien shall not exceed 75% of the lesser of
               (1) the cost

                  (including all such Indebtedness secured thereby, whether or not assumed) to the Borrower or the applicable Subsidiary of the real property or equipment to be subject to any such Lien and (2) the Fair Market Value of such real property or equipment, determined as of the date of acquisition, construction or improvement thereof, and (B) any Indebtedness secured by Liens shall otherwise be expressly permitted under
                  Section 5.02(b)(v) and shall not otherwise be prohibited under the terms of the Loan Documents;

                           (iv) Liens arising in connection with Capitalized
                  Leases otherwise permitted under Section 5.02(b)(vi) and not otherwise prohibited under the terms of the Loan Documents; provided that no such Lien shall extend to or cover any property or assets other than the property or assets subject to such Capitalized Leases;

                           (v) deposits and letters of credit to secure the
                  performance of leases of property (whether real, personal or mixed) of the Borrower and its Subsidiaries (excluding Capitalized Leases) in the ordinary course of business; provided that no such Lien shall extend to or cover any property or assets other than such deposit or such letter of credit and the property and assets subject to such lease, as applicable; and provided further that any such lease is not otherwise prohibited under the terms of the Loan Documents;

                           (vi) Liens arising solely from precautionary filings
                  of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of Operating Leases of the Borrower or any of its Subsidiaries not otherwise prohibited under the terms of the Loan Documents; and

                           (vii) the replacement, extension or renewal of any
                  Lien otherwise permitted to be created or to exist under clause (ii) (except to the extent Schedule 5.02(a) hereto provides that any such Lien shall not be replaced, extended or renewed), (iii), (iv) or (v) of this Section 5.02(a) upon or in the same property and assets theretofore subject thereto; provided that no such extension, renewal or replacement shall extend to or cover any property or assets not theretofore subject to the Lien being extended, renewed or replaced and shall not secure any additional Indebtedness or other Obligations; and provided further that any Indebtedness secured by such Liens shall otherwise be permitted under the terms of the Loan Documents.

         If the Borrower or any of its Subsidiaries shall create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than any Lien permitted under clauses (i) through (vii) of this Section 5.02(a), the Borrower will make or cause to be made effective provision whereby all of the Obligations of the Loan Parties under and in respect of the Loan Documents will be contemporaneously secured equally and ratably with any and all of the other Obligations of the Borrower and its Subsidiaries secured thereby; provided that the securing of all of the Obligations of the Loan Parties under and in respect of the Loan Documents equally and ratably with such other Obligations of the Borrower and its Subsidiaries will in no way be deemed to remedy or waive any Default resulting from the incurrence, assumption, existence or continuation of any such Lien.

                  (b) Indebtedness. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, directly or indirectly, any Indebtedness other than:

                           (i) Indebtedness under the Loan Documents;

                           (ii) Surviving Indebtedness (without duplication of
                  Indebtedness outstanding under subclauses (iii)(A) and (ix)(A) of this Section 5.02(b));

                           (iii) Indebtedness of the Borrower in respect of
                  interest rate Hedge Agreements (A) existing on the date of this Agreement and described in item 1 on Schedule 4.01(y) hereto or (B) entered into from time to time after the date of this Agreement with counterparties that are Lender Parties at the time such interest rate Hedge Agreement is entered into in an aggregate notional amount not to exceed $50,000,000 at any time outstanding; provided that, in all cases under this clause (iii), all such interest rate Hedge Agreements shall be nonspeculative in nature (including, without limitation, with respect to the term and purpose thereof);

                           (iv) Indebtedness of (A) the Borrower owing to any of
                  the Restricted Subsidiaries, (B) any of the Restricted Subsidiaries owing to the Borrower or any of the other Restricted Subsidiaries, (C) any of the Unrestricted Subsidiaries owing to the Borrower or any of the Restricted Subsidiaries to the extent the Investment in such Unrestricted Subsidiary is otherwise expressly permitted under Section 5.02(e)(iii)(C) or 5.02(e)(iii)(D) and (D) any of the Unrestricted Subsidiaries owing to any of the other Unrestricted Subsidiaries;

                           (v) Indebtedness incurred after the date of this
                  Agreement and secured by Liens expressly permitted under
                  Section 5.02(a)(iii) in an aggregate principal amount not to exceed, when aggregated with the principal amount of all Indebtedness incurred under clause (vi) of this Section 5.02(b), $25,000,000 at any time outstanding;

                           (vi) Capitalized Leases incurred after the date of
                  this Agreement which, when aggregated with the principal amount of all Indebtedness incurred under clause (v) of this
                  Section 5.02(b), do not exceed $25,000,000 at any time outstanding;

                           (vii) Contingent Obligations of the Borrower
                  guaranteeing all or any portion of the outstanding Obligations of any of the Restricted Subsidiaries; provided that each such Obligation is otherwise permitted under the terms of the Loan Documents;

                           (viii) Contingent Obligations of the Borrower
                  guaranteeing one or more Obligations of any of the Unrestricted Subsidiaries in an aggregate amount not to exceed
                  (A) $5,000,000 at any time outstanding less (B) the sum of (1) the aggregate amount of all Investments made by the Borrower in one or more of the Unrestricted Subsidiaries pursuant to
                  Section 5.02(e)(iii)(C) at or prior to such time and (2) the aggregate face amount of all Letters of Credit issued in support of the Obligations of one or more of the Unrestricted Subsidiaries in accordance with Section 2.03 and outstanding at such time; provided that each such Obligation is otherwise permitted under the Loan Documents;

                           (ix) (A) Off Balance Sheet Liabilities comprising
                  part of the Surviving Indebtedness and described in item 5 on
                  Schedule 4.01(y) hereto and (B) additional Off-Balance Sheet Liabilities in an aggregate principal amount not to exceed $10,000,000 at any time outstanding;

                           (x) Indebtedness incurred under one or more Permitted
                  Receivables Securitizations;

                           (xi) unsecured Indebtedness not otherwise permitted
                  under this Section 5.02(b) in an aggregate amount not to exceed $15,000,000 at any time outstanding; provided that, with respect to any such Indebtedness issued or incurred pursuant to this clause (xi), (1) in the case of any such Indebtedness comprising part of the noncash consideration paid to the sellers in connection with any purchase or other acquisition of Equity Interests in, or property or assets of, any Person otherwise permitted under Section 5.02(e)(vi) or 5.02(e)(vii), such Indebtedness shall not be guaranteed or otherwise credit enhanced by the Borrower or any of its Subsidiaries, (2) the other terms and conditions of such Indebtedness (and of any agreement entered into and of any instrument issued in connection therewith) shall be no less favorable to the Borrower and its Subsidiaries or to the Lender Parties in any material respect than the terms of the Loan Documents and (3) immediately before and immediately after giving pro forma effect to such Indebtedness, no Default shall have occurred and be continuing;

                           (xii) endorsement of negotiable instruments for
                  deposit or collection or similar transactions in the ordinary course of business; and

                           (xiii) Indebtedness extending the maturity of, or
                  refunding, refinancing or replacing, in whole or in part, any Indebtedness incurred under any of clauses (ii) (except to the extent Schedule 4.01(y) hereto provides that such Indebtedness shall not be extended, refunded, refinanced or replaced),
                  (iii), (v), (vi), (vii), (viii), (ix) and (xi) of this Section 5.02(b); provided, however, that (A) the aggregate principal amount of such extended, refunding, refinancing or replacement Indebtedness shall not be increased above the principal amount thereof and the premium, if any, thereon outstanding immediately prior to such extension, refunding, refinancing or replacement, (B) the direct and contingent obligors therefor shall not be changed as a result of or in connection with such extension, refunding, refinancing or replacement, (C) such extended, refunding, refinancing or replacement Indebtedness shall not mature prior to the stated maturity date or mandatory redemption date of the Indebtedness being so extended, refunded, refinanced or replaced, (D) if the Indebtedness being so extended, refunded, refinanced or replaced is subordinated in right of payment or otherwise to the Obligations of the Borrower or any of its Subsidiaries under and in respect of the Loan Documents, such extended, refunding, refinancing or replacement Indebtedness shall be subordinated to such Obligations to at least the same extent,
                  (E) the terms of any such extending, refunding, refinancing or replacement Indebtedness (and of any agreement entered into and of any instrument issued in connection therewith) shall be no less favorable to the Borrower and its Subsidiaries or to the Lender Parties in any material respect than the terms of the Indebtedness being so extended, refunded, refinanced or replaced and (F) immediately before and immediately after giving pro forma effect to any such extension, refunding, refinancing or replacement, no Default shall have occurred and be continuing.

                  (c) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into or consolidate with it, or permit any of its Subsidiaries to do so, except that:

                          (i) any of the Restricted Subsidiaries may merge into
                  or consolidate with the Borrower; provided that the Borrower is the surviving corporation;

                           (ii) any of the Subsidiaries of the Borrower may
                  merge into or consolidate with any of the Restricted Subsidiaries; provided that the Person formed by such merger or consolidation is a Restricted Subsidiary;

                           (iii) any of the Unrestricted Subsidiaries may merge
                  into or consolidate with any of the other Unrestricted Subsidiaries;

                           (iv) in connection with any purchase or other
                  acquisition of Equity Interests in, or property and assets of, any Person permitted under Section 5.02(e)(vi) or 5.02(e)(vii), any of the Subsidiaries of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (A) if such Subsidiary is a Restricted Subsidiary, the Person formed by such merger or consolidation shall be a Restricted Subsidiary, (B) if such Subsidiary is a non-wholly owned Domestic Subsidiary, the Person formed by such merger or consolidation shall be a Domestic Subsidiary and (C) if such Subsidiary is a Foreign Subsidiary, the Person formed by such merger or consolidation shall be a Subsidiary of the Borrower; and provided further that the Person with which such Subsidiary is merging or consolidating (1) shall be engaged in substantially the same lines of business as one or more of the businesses of the Borrower and its Subsidiaries in the ordinary course and (2) shall not have any contingent liabilities that could reasonably be expected to be material to the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction, and in each other case, by a Senior Financial Officer); and

                           (v) in connection with any sale, transfer or other
                  disposition of all or substantially all of the Equity Interests in, or the property and assets of, any Person permitted under Section 5.02(d)(vii) or 5.02(d)(viii), any of the Subsidiaries of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it.

         In all cases under this Section 5.02(c), (x) such merger or consolidation shall be effected in compliance with all applicable Requirements of Law, (y) all Governmental Authorizations, and all consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any other Person necessary in connection with such merger or consolidation shall have been obtained or made and
         (z) immediately before and immediately after giving pro forma effect to such merger or consolidation, no Default shall have occurred and be continuing. In addition, in the case of any merger or consolidation effected pursuant to clause (iv) or (v) of this Section 5.02(c), immediately after giving effect to such merger or consolidation, the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 5.04, such compliance to be determined on the basis of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties as though such merger or consolidation had been consummated as of the first day of the fiscal period covered thereby.

                  (d) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any property or assets (including, without limitation, substantially all of the property and assets constituting the business of a division, branch or other unit of operation and any Equity Interests), or grant any option or other right to purchase, lease or otherwise acquire any property or assets, except that:

                           (i) the Borrower and its Subsidiaries may sell
                  inventory in the ordinary course of business;

                           (ii) the Borrower and its Subsidiaries may sell,
                  lease, transfer or otherwise dispose of property and assets in a transaction otherwise permitted by Section 5.02(a), 5.02(c), 5.02(e) or 5.02(f);

                           (iii) (A) the Borrower may sell, lease, transfer or
                  otherwise dispose of any of its property or assets to any of the Restricted Subsidiaries, (B) any of the Restricted Subsidiaries may sell, lease, transfer or otherwise dispose of any of its property or assets to the Borrower or any of the other Restricted Subsidiaries, (C) any of the Unrestricted Subsidiaries may sell, lease, transfer or otherwise dispose of any of its property or assets for Fair Market Value to the Borrower or any of its Subsidiaries and (D) any of the Unrestricted Subsidiaries may sell, lease, transfer or otherwise dispose of any of its property and assets to any of the Unrestricted Subsidiaries; provided that immediately before and immediately after giving pro forma effect to such sale, lease, transfer or other disposition, no Default shall have occurred and be continuing;

                           (iv) any Subsidiary of the Borrower that is no longer
                  actively engaged in any business or activities and does not have property and assets with an aggregate book value or Fair Market Value in excess of $1,000,000 may be wound up, liquidated or dissolved so long as such winding up, liquidation or dissolution is determined in good faith by management of the Borrower to be in the best interests of the Borrower and its Subsidiaries;

                           (v) the Borrower and its Subsidiaries (A) may sell
                  tangible property and assets that are replaced, or the replacement of which has been commenced and substantially completed, within 90 days after the date of such sale with tangible property and assets of equal or greater value as determined in good faith by management of the Borrower) and
                  (B) may sell, lease, transfer or otherwise dispose of any obsolete, damaged or worn out equipment thereof that is no longer useful in the conduct of their businesses; provided, however, that, in the case of subclause (v)(A) above, if such tangible property and assets are not replaced, or the replacement thereof has not been substantially completed, within such 90 day period, then the Net Cash Proceeds of such sale shall be applied on the last day of such period to reduce the Term Commitments in accordance with, and to the extent required under, Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b);

                           (vi) the Borrower and its Subsidiaries may lease or
                  sublease real property to the extent required for their respective businesses and operations in the ordinary course so long as such lease or sublease is not otherwise prohibited under the terms of the Loan Documents;

                           (vii) the Borrower and its applicable Subsidiaries
                  may sell, lease, transfer or otherwise dispose of all (but not less than all) of their Equity Interests in, or all of the property and assets (other than an immaterial portion) of, any of the Subsidiaries of the Borrower, and any of the other property and assets, identified on Schedule 5.02(d) hereto; provided that:

                                    (A) the gross proceeds received from any
                           such sale, lease, transfer or other disposition shall be at least equal to the Fair Market Value of the property and assets so sold, leased, transferred or otherwise disposed of, determined at the time of such sale, lease, transfer or other disposition;

                                    (B) at least 90% of the value of the
                           aggregate consideration received from any such sale, lease, transfer or other disposition shall be in cash;

                                    (C) immediately before and immediately after
                           giving pro forma effect to any such sale, lease, transfer or other disposition, no Default shall have occurred and be continuing; and

                                    (D) all of the Net Cash Proceeds received in
                           any such sale, lease transfer or other disposition (other than the Net Cash Proceeds received from the sale of the property and assets described in item 4 on Part B of Schedule 5.02(d) hereto) shall be applied, within two Business Days after the date of receipt thereof by the Borrower or any of its Subsidiaries, to reduce the Term Commitments in accordance with, and to the extent required under,
                           Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b);

                  provided, however, that the requirements of subclause
                  (vii)(B) of this Section 5.02(d) shall not apply to the sale, lease, transfer or other dispositions of Equity Interests or other property and assets of the Borrower and its Subsidiaries in one or more transactions having an aggregate book value not to exceed $20,000,000;

                           (viii) the Borrower and its Subsidiaries may sell,
                  lease, transfer or otherwise dispose of property and assets not otherwise permitted to be sold, leased, transferred or disposed of pursuant to this Section 5.02(d) (other than Equity Interests in Restricted Subsidiaries, bulk sales of Inventory and sales of accounts or notes receivable (other than Permitted Receivables Securitizations and delinquent accounts for collection purposes only)) so long as the aggregate book value of all of the property and assets of the Borrower and its Subsidiaries sold, leased, transferred or otherwise disposed of pursuant to this clause (viii) does not exceed $50,000,000; provided that:

                                    (A) the gross proceeds received from any
                           such sale, lease, transfer or other disposition shall be at least equal to the Fair Market Value of the property and assets so sold, leased, transferred or otherwise disposed of, determined at the time of such sale, lease, transfer or other disposition;

                                    (B) at least 90% of the value of the
                           aggregate consideration received from any such sale, lease, transfer or other disposition shall be in cash;

                                    (C) immediately before and immediately after
                           giving pro forma effect to any such sale, lease, transfer or other disposition, no Default shall have occurred and be continuing; and

                                    (D) all of the Net Cash Proceeds received in
                           any such sale, lease transfer or other disposition shall be applied, within two Business Days after the date of receipt thereof by the Borrower or any of its Subsidiaries, to reduce the Term Commitments in accordance with, and to the extent required under,
                           Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b);

                           (ix) the Borrower and its Subsidiaries may consummate one or more Permitted Sale-Leaseback Transactions;

                           (x) the Borrower and its Subsidiaries may sell, transfer or otherwise dispose of property and assets to any health care provider or provider group, or any Person formed thereby, upon the disassociation of such health care provider or provider group from the businesses and operations of the Borrower and its Subsidiaries in a manner that is consistent with the past business practices of the Borrower and its Subsidiaries, and so long as such property and assets are used solely in the business and operation of such health care provider or provider group; provided that:

                                    (A) immediately before and immediately after
                           giving pro forma effect to any such sale, transfer or other disposition, no Default shall have occurred and be continuing; and

                                    (B) all of the Net Cash Proceeds received in
                           any such sale, transfer or other disposition shall be applied, within two Business Days after the date of receipt thereof by the Borrower or any of its Subsidiaries, to reduce the Term Commitments in accordance with, and to the extent required under,
                           Section 2.05(b)(vi) and to prepay the Term Advances outstanding at such time in accordance with, and to the extent required under, Section 2.06(b); and

                           (xi) so long as no Default has occurred and is continuing, the Borrower and its Subsidiaries may grant any option or other right to purchase any property or asset in a transaction that is otherwise permitted under clause (vii),
                  (viii) or (x) of this Section 5.02(d).

                  (e) Investments in Other Persons. Purchase, acquire, make or hold, or permit any of its Subsidiaries to purchase, acquire, make or hold, any Investment in any Person, except:

                           (i) Investments existing on the date of this Agreement and described on Schedule 4.01(z) hereto;

                           (ii)     Investments in cash and Cash Equivalents;

                           (iii) Investments by (A) the Borrower in any of the Restricted Subsidiaries, (B) any of the Subsidiaries of the Borrower in the Borrower or any of the Restricted Subsidiaries,

                  (C) the Borrower or any of the Restricted Subsidiaries in one or more of the Unrestricted Subsidiaries in an aggregate amount for all such Investments not to exceed (1) $5,000,000 at any time less (2) the sum of (x) the aggregate amount of all Contingent Obligations of the Borrower guaranteeing one or more Obligations of the Unrestricted Subsidiaries pursuant to
                  Section 5.02(b)(viii) in existence at such time and (y) the aggregate face amount of all Letters of Credit issued in support of the Obligations of one or more of the Unrestricted Subsidiaries in accordance with Section 2.03 and outstanding at such time, (D) the Borrower in MPN in an aggregate amount not to exceed (1) the statutory reserve requirements for managed care entities generally under the Knox-Keene Act (or similar Requirements of Law) plus (2) such amounts as are from time to time reasonably anticipated to be necessary to satisfy claims relating to patient care in the ordinary course of business and (E) any of the Unrestricted Subsidiaries in any of the other Unrestricted Subsidiaries;

                           (iv) Investments by the Borrower and its Subsidiaries
                  in account debtors received in connection with the bankruptcy or reorganization, or in settlement of the delinquent obligations of financially troubled suppliers or customers, in the ordinary course of business and in accordance with applicable collection and credit policies established by the Borrower or such Subsidiary, as the case may be;

                           (v) the acceptance of promissory notes, contingent
                  payment obligations and other noncash consideration received as partial payment of the purchase price of any property or assets sold, leased, transferred or otherwise disposed of in accordance with Section 5.02(d)(vii) or 5.02(d)(viii);

                           (vi) the purchase or other acquisition of the Equity
                  Interests in, or all or substantially all of the property and assets of, any Person that, upon the consummation thereof, will be a Restricted Subsidiary in which at least 80% of every class of Equity Interests therein (on a fully diluted basis) will be owned legally and beneficially by the Borrower or any of the other Restricted Subsidiaries, or will be merged with or into a Restricted Subsidiary, with the surviving entity being a Restricted Subsidiary; provided that, with respect to each such purchase or other acquisition made pursuant to this clause (vi):

                                    (A) any newly created or acquired Subsidiary
                           resulting from such purchase or other acquisition shall comply with the requirements of Section 5.02(k);

                                    (B) the lines of business of the Person to
                           be (or the property and assets of which are to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the businesses of the Borrower and its Subsidiaries in the ordinary course;

                                    (C) the Person to be (or the property and
                           assets of which are to be) so purchased or otherwise acquired shall not have any contingent liabilities that could reasonably be expected to be material to the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Senior Financial Officer);

                                    (D) (1) the aggregate cash consideration
                           paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition (or series of related purchases or other acquisitions) shall not exceed (A) if the Performance Level on the date on which any such purchase or other acquisition is consummated is greater than Performance Level III, $15,000,000 and (B) if the Performance Level on the date on which any such purchase or other acquisition is consummated is equal to or less than Performance Level III, $20,000,000, and (2) the aggregate noncash consideration (including, without limitation, the Fair Market Value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and assets and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf the Borrower and its Subsidiaries for any such purchase or other acquisition (or series of related purchases or other acquisitions) shall not exceed $50,000,000;

                                    (E) the aggregate cash and noncash
                           consideration (including, without limitation, the Fair Market Value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and assets and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf the Borrower and its Subsidiaries for all such purchases and other acquisitions effected after the date of this Agreement shall not exceed $150,000,000; and

                                    (F) (1) immediately before and after giving
                           pro forma effect to any such purchase or other acquisition, no Default shall have occurred and be continuing, (2) immediately after giving effect to such purchase or other acquisition, the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 5.04, such compliance to be determined on the basis of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby, and (3) if the aggregate cash and noncash consideration (including, without limitation, the Fair Market Value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and assets and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition (or series of related purchases or other acquisitions) shall exceed $30,000,000, the Borrower shall have delivered to the Administrative Agent, on behalf of the Lender Parties, at least two Business Days prior to the date on which any such purchase or other acquisition is consummated, a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the applicable requirements set forth in this clause (vi) will be satisfied on or prior to the date of such consummation (and including a schedule setting forth the computations used by the Borrower in determining the pro forma compliance with all of the covenants set forth in Section 5.04 in accordance with the foregoing provisions of this subclause (vi)(F));

                           (vii) Investments by the Borrower and its
                  Subsidiaries not otherwise permitted under this Section 5.02(e) (A) which are described on Schedule 5.02(e) hereto or
                  (B) which are otherwise in an aggregate amount not to exceed
                  (1) if the Performance Level on the date on which any such Investment is made is greater than Performance Level III, $5,000,000 and (2) if the Performance Level on the date on which any such any such Investment is made is equal to or less than Performance Level III, $25,000,000; provided that, with respect to each such purchase or other acquisition made pursuant to this clause (vii):

                                 (x) such Investment shall not include or
                           result in any contingent liabilities that could reasonably be expected to be material to the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Senior Financial Officer);

                                  (y) any determination of the amount of such
                           Investment shall include all cash and noncash consideration (including, without limitation, the Fair Market Value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and assets and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf of the Borrower and its Subsidiaries in connection therewith; and

                                  (z) immediately before and after giving pro
                           forma effect to any such purchase or other acquisition, no Default shall have occurred and be continuing; and

                           (viii) the purchase or other acquisition of tangible
                  property and assets or the rendering of services by the Borrower or any of its Subsidiaries to health care providers or health care provider groups for which the Borrower or such Subsidiary provides management services (and receives compensation therefor) in the ordinary course of its business.

                  (f) Restricted Payments. Declare or pay any dividends on, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests, now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent persons thereof) as such, make any distribution of property, assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent persons thereof) as such, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Borrower, or to issue or sell any Equity Interests therein, except that:

                        (i) the Borrower may declare and make dividends and other distributions payable solely in additional Borrower Common Stock;

                        (ii) any of the Subsidiaries of the Borrower may declare and pay or make dividends and other distributions in cash or in additional common Equity Interests therein, or issue or sell additional Equity Interests therein, to the Borrower or any of the Restricted Subsidiaries; and

                         (iii) any of the non-wholly owned Subsidiaries of the
                  Borrower may declare and pay or make dividends and other distributions, and may issue and sell additional common Equity Interests therein, to its shareholders, partners or members (or the equivalent persons thereof) generally so long as the Borrower and each of the Restricted Subsidiaries that own any of the Equity Interests therein receive at least their respective proportionate shares of any such dividend, distribution or issuance of common Equity Interests (based upon their relative holdings of the Equity Interests therein and taking into account the relative preferences, if any, of the various classes of the Equity Interests therein).

                  (g) Capital Expenditures. Make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate amount of all such Capital Expenditures made by the Borrower and its Subsidiaries in any Fiscal Year to exceed the amount set forth below opposite such Fiscal Year:

           FISCAL YEAR
            ENDING IN                                  AMOUNT
          -------------                                ------
          December 1998                            $150,000,000

          December 1999                             175,000,000

          December 2000                             175,000,000

          December 2001                              75,000,000



                  (h) Prepayments, Etc. of Indebtedness. (i) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness other than:

                       (A) the prepayment of Advances outstanding from time
                  to time in accordance with the terms of this Agreement;

                       (B) so long as no Default under Section 6.01(a) or
                  6.01(f) or Event of Default shall have occurred and be continuing or shall occur as a result thereof, any regularly scheduled or required redemption, repurchase or repayment of Surviving Indebtedness;

                           (C) the satisfaction of any Indebtedness incurred
                  under Sections 5.02(b)(v), 5.02(b)(vi) and 5.02(b)(ix), or of Surviving Indebtedness comprised solely of Capitalized Leases and Off-Balance Sheet Liabilities, that is secured by a Lien on the property or assets of the Borrower or any of its Subsidiaries that incurred such Indebtedness, which property or assets are otherwise permitted to be disposed of under
                  Section 5.02(d);

                           (D) the regularly scheduled payment or required
                  prepayment of any Indebtedness that is refunded, refinanced or replaced in accordance with Section 5.02(b)(xiii); and

                           (E) the prepayment of Obligations under Capitalized
                  Leases and Indebtedness under one or more mortgage financings outstanding on the date of this Agreement and described on
                  Schedule 4.01(y) hereto in an aggregate amount not to exceed $10,000,000;

                  (ii) Amend, modify or change in any manner any of the terms or conditions of (A) the Senior Notes Documents, the TAPS Indenture or the TAPS Purchase Contract or (B) any of the other Surviving Indebtedness, except (1) as otherwise permitted under Section 5.02(b)(xiii) or (2) on terms and conditions no less favorable to the Borrower and its Subsidiaries or to the Lender Parties than the terms of the Loan Documents; or

                  (iii) Permit any of its Subsidiaries to do any of the foregoing, other than to prepay any Indebtedness payable to the Borrower or the Restricted Subsidiaries.

                  (i) Negative Pledge. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than:

                           (i) any such agreement with or in favor of the
                  Guaranteed Parties or the Administrative Agent, on behalf of the Guaranteed Parties;

                           (ii) in connection with (A) any Surviving
                  Indebtedness to the extent such agreement is in effect on the date of this Agreement and (B) any Indebtedness otherwise permitted to be incurred under Section 5.02(b)(xiii) to the extent such agreement is on terms that are no less favorable to the Borrower or any of its Subsidiaries or to the Lender Parties than the terms in effect for the Indebtedness being refunded, refinanced or replaced immediately prior to effecting such refunding, refinancing or replacement;

                           (iii) any such agreement prohibiting other
                  encumbrances on specific property and assets of the Borrower or any of its Subsidiaries, which agreement secures the payment of Indebtedness incurred solely to acquire, construct or improve such property or assets or to finance the purchase price therefor and which Indebtedness is otherwise permitted to be incurred under the terms of this Agreement;

                           (iv) any agreement setting forth customary
                  restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; and

                           (v) any restriction or encumbrance imposed pursuant
                  to an agreement that has been entered into by the Borrower or any of its Subsidiaries for the sale, lease, transfer or other disposition of any of its property or assets so long as such sale, lease, transfer or other disposition is otherwise permitted to be made under Section 5.02(d).

                  (j) Dividends and Other Payment Restrictions Affecting Subsidiaries. Enter into, create, assume or otherwise suffer to exist or become effective, or permit any of its Subsidiaries to enter into, create, assume or otherwise suffer to exist or become effective, directly or indirectly, any encumbrance or restriction of any kind on the ability of any of its Subsidiaries (i) to pay dividends or to make any other distributions on any of the Equity Interests in such Subsidiary owned or otherwise held by the Borrower or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to the Borrower or any of its Subsidiaries, (iii) to make loans or advances to the Borrower or any of its Subsidiaries or (iv) to transfer any of its property or assets to the Borrower or any of its Subsidiaries; provided, however, that nothing in any of clauses (i) through (iv) of this Section 5.02(j) shall prohibit or restrict:

                           (A) this Agreement and the other Loan Documents;

                           (B) any agreements in effect on the date of this
                  Agreement and described on Schedule 5.02(j) hereto;

                           (C) any applicable law, rule or regulation
                  (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances) or any applicable Governmental Authorization;

                           (D) in the case of clause (iv) of this Section
                  5.02(j), any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets;

                           (E) in the case of clause (iv) of this Section
                  5.02(j), any agreement with the holder of a Lien otherwise permitted to exist under Section 5.02(a)(iii) or 5.02(a)(iv) restricting on customary terms the transfer of any property or assets subject thereto;

                           (F) any agreement evidencing Indebtedness outstanding
                  on the date a Person first becomes a Subsidiary of the Borrower; provided that such agreement was not created in contemplation of the purchase or other acquisition of such Person by the Borrower and does not extend to or cover any property or assets other than the property or assets of the Person becoming such Subsidiary; and

                           (G) any agreement evidencing or setting forth the
                  terms of any refunding, refinancing or replacement Indebtedness otherwise permitted to be incurred under Section 5.02(b)(xiii) that contains any such restrictions to the extent such restrictions are no less favorable to the Borrower or any of its Subsidiaries or to the Lender Parties than the terms in effect in the Indebtedness being so refunded, refinanced or replaced immediately prior to such refunding, refinancing or replacement.

                  (k) New Subsidiaries. Create, organize, incorporate or acquire any Subsidiary (each a "NEW SUBSIDIARY"), or permit any of its Subsidiaries to create, organize, incorporate or acquire any New Subsidiary, unless:

                           (i) either (A) such New Subsidiary constitutes a
                  Restricted Subsidiary or (B) if such New Subsidiary does not constitute a Restricted Subsidiary, Investments are otherwise permitted to be made in such New Subsidiary pursuant to
                  Section 5.02(e)(vii);

                           (ii) the Administrative Agent shall have approved the
                  legal structure (if other than a corporation, limited partnership or limited liability company organized under the laws of any state of the United States of America) and capitalization of such New Subsidiary, such approval not to be unreasonably withheld or delayed;

                           (iii) if such New Subsidiary is a wholly owned
                  Domestic Subsidiary or a Person created, purchased or otherwise acquired by the Borrower or any of its Subsidiaries pursuant to Section 5.02(e)(vi) or has guaranteed Indebtedness of any Person other than Indebtedness of the Loan Parties under and in respect of the Loan Documents, such New Subsidiary shall execute and deliver to the Administrative Agent, on behalf of the Lender Parties, within five Business Days of the date of its creation, organization, incorporation or acquisition, (A) a Guarantee Supplement and (B) such other agreements, instruments, certificates or documents as the Administrative Agent or the Required Lender through the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Lender Parties; and

                           (iv) upon the reasonable request of the
                  Administrative Agent or the Required Lender through the Administrative Agent, such New Subsidiary or the Borrower shall cause to be delivered to the Administrative Agent signed copies of one or more favorable opinions of counsel for such New Subsidiary, addressed to the Administrative Agent and the Lender Parties, and reasonably acceptable to the Lender Parties, as to the Guarantee Supplement being the legal, valid and binding obligation of such New Subsidiary, enforceable against such New Subsidiary in accordance with its terms, as to the choice of New York law being recognized in the courts of the jurisdiction in which such New Subsidiary is organized and as to such other matters as the Administrative Agent or the Required Lenders through the Administrative Agent may reasonably request.

                  (l) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any change in the nature of its business that would cause the Borrower or such Subsidiary to no longer be primarily engaged in one or more of the businesses engaged in by the Borrower and its Subsidiaries on the date of this Agreement.

                  (m) Amendments to Constitutive Documents. Amend, or permit any of its Subsidiaries to amend, its Constitutive Documents, except in the case of the bylaws (or equivalent organizational documents) of the Borrower or any such Subsidiary where such amendment, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect.

                  (n) Accounting Changes, Etc. Make or permit, or permit any of its Subsidiaries to make or permit, any change in (i) its accounting policies or reporting practices, except (A) as required by generally accepted accounting principles in effect at the time of such change or by applicable Requirements of Law or (B) as the Borrower (in consultation with its independent public accountants) reasonably believes it will be required to adopt under generally accepted accounting principles within the next succeeding 12 months and which would not affect any of the covenants set forth in Section 5.04 (or the computation thereof) or (ii) its Fiscal Year.

                  (o) Amendments, Etc. of Related Documents. Cancel or terminate any Related Document or consent to or accept any cancellation or termination thereof, amend, modify or change in any manner any term or condition of any Related Document or give any consent, waiver or approval thereunder, waive any default under or any breach of any term or condition of any Related Document, agree in any manner to any other amendment, modification or change of any term or condition of any Related Document, or take any other action in connection with any Related Document that, in the case of each of the Related Documents other than the TAPS Purchase Contract, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect, or permit any of its Subsidiaries to do any of the foregoing.

                  (p) Partnerships, Etc. Be or become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, unless (i) all of the Equity Interests (including, without limitation, all ownership or profit interests) in such general or limited partnership or joint venture are owned by the Borrower and/or one or more of the Restricted Subsidiaries or (ii) the sole property and assets of the Subsidiary of the Borrower that is or is to be the general partner in such general or limited partnership or joint venture consist of its interests in one or more of such partnerships or joint ventures.

                  (q) Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions.

                  SECTION 5.03. Reporting Requirements. So long as any of the Advances or any of the other Obligations of any Loan Party under or in respect of any of the Loan Documents shall remain unpaid, any of the Letters of Credit shall remain outstanding or any of the Lender Parties shall have any Commitment hereunder, the Borrower will furnish to the Administrative Agent and the Lender
Parties:

                  (a) Default Notices. As soon as possible and in any event within five Business Days after a Responsible Officer of the Borrower or any of its Subsidiaries knows or has reason to know of the occurrence of each Default or any event, development or occurrence that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect continuing on the date of such statement, a statement of such Responsible Officer or a Responsible Officer of the Borrower setting forth the details of such Default or such event, development or occurrence (including, without limitation, the anticipated effect thereof), the period of time such Default or such event, development or occurrence has existed and been continuing and the action that the Borrower has taken and/or proposes to take with respect thereto.

                  (b) Quarterly Financials. As soon as available and in any event within 50 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and Consolidated statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Quarter and ending with the end of such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in comparative form, in the case of each such Consolidated balance sheet, the corresponding figures as of the last day of the corresponding period in the immediately preceding Fiscal Year and, in the case of each such Consolidated statement of operations, stockholders' equity and cash flows, the corresponding figures for the corresponding period in the immediately preceding Fiscal Year, all in reasonable detail.

                  (c) Annual Financials. As soon as available and in any event within 95 days after the end of each Fiscal Year, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, including therein the Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and Consolidated statements of operations, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such Fiscal Year, accompanied by an unqualified opinion or an opinion otherwise reasonably acceptable to the Required Lenders of Ernst & Young LLP or other independent public accountants of recognized standing reasonably acceptable to the Required Lenders, setting forth in comparative form, in the case of each such Consolidated balance sheet, the corresponding figures as of the last day of the immediately preceding Fiscal Year, and, in the case of each such Consolidated statement of operations, stockholders' equity and cash flows, the corresponding figures for the corresponding period in the immediately preceding Fiscal Year, together with (i) a letter from Ernst & Young LLP or other independent public accountants of recognized standing reasonably acceptable to the Required Lenders stating that, in the course of their regular audit of the Consolidated financial statements of the Borrower and its Subsidiaries, which audit was conducted by such accountants in accordance with generally accepted auditing standards, such accountants have not obtained any knowledge that a Default has occurred and is continuing or if, in the opinion of such accountants, a Default has occurred and is continuing, a statement as to the status and nature thereof, (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.02(g) and 5.04 (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence) and (iii) in the event of any change in the generally accepted accounting principles used by such accountants in the preparation of the audited Consolidated financial statements referred to above in this Section 5.03(c) from GAAP, such accountants shall also provide a reasonably detailed description of such changes and, if and to the extent necessary for the determination of compliance with Section 5.02(g) or 5.04, a statement of reconciliation conforming such audited Consolidated financial statements to GAAP.

                  (d) Compliance Certificate. Together with each delivery to the Administrative Agent and Lender Parties of the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 5.03(b) and 5.03(c), a certificate of a Senior Financial Officer, in form and substance reasonably satisfactory to the Administrative Agent:

                      (i) duly certifying that, subject, in the case of any such financial statements delivered pursuant to Section 5.03(b), to normal year-end audit adjustments, (A) the Consolidated financial statements of the Borrower and its Subsidiaries delivered with such certificate fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as of the last day of such Fiscal Quarter or such Fiscal Year, as the case may be, and the Consolidated results of operations and cash flows of the Borrower and its Subsidiaries for the Fiscal Quarter or the Fiscal Year ended on such date, and (B) the Consolidated financial statements of the Borrower and its Subsidiaries delivered with such certificate have been prepared in accordance with GAAP;

                      (ii) duly certifying that no Default has occurred and is
                  continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof, the period of time such Default has existed and been continuing and the action that the Borrower has taken and/or proposes to take with respect thereto;

                      (iii) setting forth a schedule of the computations used by the Borrower in determining compliance with the covenants contained in Sections 5.02(g) and 5.04 (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence); and

                      (iv) in the case of any such financial statements
                  delivered pursuant to Section 5.03(b), setting forth (A) a description in reasonable detail of all of the changes in the generally accepted accounting principles applied in the preparation of such financial statements from GAAP and (B) a statement of reconciliation if and to the extent necessary for determining whether any of the changes in the generally accepted accounting principles applied in the preparation of such financial statements would affect the calculation of, or compliance with, Sections 5.02(g) and 5.04, conforming such Consolidated financial statements to GAAP.

                  (e) Forecasts. As soon as available and in any event within 30 days after the first day of each Fiscal Year, commencing with the Fiscal Year ending December 31, 1999, Consolidated forecasts prepared by management of the Borrower of balance sheets and statements of operations and cash flows on an annual basis for such Fiscal Year and each of the Fiscal Years thereafter through the scheduled final Termination Date, in the form of the forecasts delivered by the Borrower pursuant to Section 3.01(i)(xii)(C) or otherwise in a form reasonably satisfactory to the Administrative Agent and setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year.

                  (f) Accountants' Letters, Etc. Promptly upon receipt thereof, copies of all reports submitted to the Borrower or any of its Subsidiaries by Ernst & Young LLP or any other independent public accountants of the Borrower or any such Subsidiary in connection with each annual, interim or special audit of its financial statements made by such accountants (including, without limitation, any comment letter submitted by such accountants to management of the Borrower or such Subsidiary in connection with their annual audit and any reports addressing internal accounting controls of the Borrower or such Subsidiary submitted by such accountants) and, promptly upon completion thereof, copies of any response report from the Borrower or such Subsidiary to such accountants.

                  (g) Licenses, Etc. Promptly and in any event within five Business Days after receipt thereof, notice of any actual, pending or threatened suspension, termination, or revocation of any of the Governmental Authorizations of the Borrower or any of its Subsidiaries that are necessary to own or lease and operate their respective property and assets and to conduct their respective businesses as now conducted and as proposed to be conducted, or any enjoinment, barring or suspension of the ability of the Borrower or any such Subsidiary to conduct any of its businesses in the ordinary course

         (including, without limitation, any exclusion or proposed exclusion of the Borrower or any of its Subsidiaries from participation in any Medicare or Medicaid program or any comparable program administered by any Governmental Authority in any state or other political subdivision of the United States of America), that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect.

                  (h) Litigation. Promptly and in any event within five Business Days after the earlier of knowledge of a Responsible Officer thereof or receipt by the Borrower or any of its Subsidiaries of service of process in connection therewith, notice of all actions, suits, investigations, litigation, arbitrations and proceedings against or affecting the Borrower or any of its Subsidiaries or any of the property or assets thereof in any court or before any arbitrator or by or before any Governmental Authority of any kind (i) that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event (other than, in all cases under this clause (i), the Disclosed Litigation) or (ii) that purports to affect the legality, validity, binding effect or enforceability of any aspect of the Transaction, any of the Loan Documents or the Transaction Documents or any of the other transactions contemplated thereby; and, promptly after the occurrence thereof, (A) notice of any material and adverse change in the status or any material and adverse change in the financial effect on the Borrower or any of its Subsidiaries of any such action, suit, investigation, litigation, arbitration or proceeding or of the Disclosed Litigation (and, in each case, upon the reasonable request of the Administrative Agent, any other information available to the Borrower or any of its Subsidiaries with respect to any of the foregoing that would enable the Administrative Agent and the Lender Parties to more fully evaluate such action, suit, investigation, litigation, arbitration or proceeding) and
         (B) copies of any reports or other statements (other than routine reports and other statements prepared in the ordinary course of business that are not reasonably expected to result in any material and adverse action) that the Borrower or any of its Subsidiaries may furnish to or file with any Governmental Authority (including, without limitation, compliance reports and other statements regarding the obligations of any Person, or the fulfillment or nonfulfillment by any Person of any conditions, under any of the OIG Settlement Agreements), unless the Borrower or such Subsidiary is precluded from disclosing any such report or statement pursuant to a confidentiality agreement with the applicable Governmental Authority.

                  (i) Related Document Notices. Promptly and in any event within five Business Days after the furnishing or receipt thereof, copies of all notices, requests and other documents received by the Borrower or any of its Subsidiaries under or pursuant to any of the Related Documents and, from time to time upon the reasonable request of the Administrative Agent, such information and reports regarding the Related Documents as the Administrative Agent, or any of the Lender Parties through the Administrative Agent, may reasonably request.

                  (j) Securities Reports. Promptly and in any event within five Business Days after the sending or filing thereof, copies of all proxy statements, financial statements, change reports and other reports that the Borrower or any of its Subsidiaries sends to its stockholders, partners or members (or equivalent persons thereto), and copies of all regular, periodic and special reports and information forms, and all registration statements, prospectuses and information memoranda, that the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or with any national or international securities exchange, and copies of all private placement or offering memoranda pursuant to which securities of the

         Borrower or any of its Subsidiaries that are exempt from registration under the Securities Act are proposed to be issued and sold thereby.

                  (k) Creditor Reports. Promptly and in any event within five Business Days after the furnishing or receipt thereof, copies of any statement or report furnished to or received from any other holder of the securities of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, loan or credit agreement or similar agreement of the Borrower or any of its Subsidiaries with amounts outstanding or having commitments to extend credit in an aggregate principal amount of at least $5,000,000 (including, without limitation, any amendments, waivers or consents given or requested in respect thereof and any notices of default delivered thereunder) and not otherwise required to be furnished to the Administrative Agent and the Lender Parties pursuant to any other clause of this Section 5.03.

                  (l) ERISA Events and ERISA Reports; Plan Terminations, Etc.
         (i) Promptly and in any event within ten days after any of the Loan Parties or any of the ERISA Affiliates knows or has reason to know that any ERISA Event has occurred, a statement of a Responsible Officer of the Borrower describing such ERISA Event, the period of time such ERISA Event has existed and been continuing and the action, if any, that the Borrower, such other applicable Loan Party or such ERISA Affiliate has taken and/or proposes to take with respect thereto, together with materials or information filed or to be filed with any Governmental Authority or any trustee for any Plan as a result of such ERISA Event;
         (ii) on the date on which any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to
         Section 4010 of ERISA, a copy of such records, documents and information; (iii) promptly and in any event within two Business Days after receipt thereof by any of the Loan Parties or any of the ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan; (iv) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, a copy of Schedule B (Actuarial Information) to the annual report (form 5500) with respect to each of the Plans; and (v) promptly and in any event within five Business Days after receipt thereof by any of the Loan Parties or any of the ERISA Affiliates from the sponsor of a Multiemployer Plan, copies of each notice concerning (A) the imposition of Withdrawal Liability by any such Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (C) the amount of liability incurred, or that is reasonably expected to be incurred, by such Loan Party or any such ERISA Affiliate in connection with any event described in subclause
         (v)(A) or (v)(B) of this Section 5.03(l).

                  (m) Tax Reports and Notices. (i) Within ten Business Days after receipt thereof, copies of all Revenue Agent Reports (Internal Revenue Service form 886) or other written proposals of the Internal Revenue Service that propose, determine or otherwise set forth adjustments (whether positive or negative) to the United States federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member aggregating $5,000,000 or more; (ii) promptly and in any event within five Business Days after the due date (after giving effect to all applicable extensions) for filing the final federal income tax return in respect of each taxable year of the Borrower, a certificate of the Borrower, duly executed by a Responsible Officer thereof, stating that the common parent of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member has paid to the Internal Revenue Service or other relevant taxation authority, the full amount that such affiliated group is required to pay in respect of United States federal income taxes for such taxable year (other than any portion of such amount that is not otherwise required to have been paid under Section 5.01(b)) and that the Borrower and each of its Subsidiaries have received any amount payable to them, and have not paid amounts in respect of taxes (federal, state, local or foreign) in excess of the amount the Borrower or such Subsidiary is required to pay, under the established tax sharing arrangements of the Borrower and its Affiliates in respect of such taxable year; and (iii) promptly and in any event within ten Business Days after receipt thereof, copies of the determination of any request for a ruling or determination letter from the Internal Revenue Service or any other taxation authority or Governmental Authority regarding the actual or asserted tax liability or deficiency of the Borrower or any of its Subsidiaries.

                  (n) Environmental Conditions. Promptly and in any event within five Business Days after a Responsible Officer of the Borrower or any of its Subsidiaries becomes aware of the assertion or occurrence thereof:

                           (i) notice of any condition or occurrence on or
                  arising from any property owned or operated by the Borrower or any of its Subsidiaries that resulted or is alleged by any Governmental Authority to have resulted in noncompliance in any material respect by the Borrower or such Subsidiary with any applicable Environmental Law or Environmental Permit;

                           (ii) any condition or occurrence on any property
                  owned or operated by the Borrower or any of its Subsidiaries that is reasonably expected to cause such property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or such Subsidiary of such property under any Environmental Law which, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect; and

                           (iii) the taking of any removal or remedial action in
                  response to the actual or alleged presence of any Hazardous Material on any property owned or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law, any Environmental Permit or any Governmental Authority.

         All such notices shall describe in reasonable detail the nature of the condition, occurrence, removal or remedial action described therein and, in the case of each such condition or occurrence, the action that the Borrower or such Subsidiary has taken and/or proposes to take with respect thereto.

                  (o) Insurance. As soon as available and in any event within 30 days after the end of each Fiscal Year, a report summarizing the insurance coverage in effect for the Borrower and each of its Subsidiaries, specifying therein the type, carrier, amount, deductibles and co-insurance requirements and expiration dates thereof and containing such additional information as any of the Lender Parties, through the Administrative Agent, may reasonably request.

                  (p) Year 2000 Compliance. Promptly upon the discovery or determination thereof by any Responsible Officer of the Borrower, notice of any computer application (including any such computer application of its or any of its Subsidiary's suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business, financial condition or operations and will not be able on a timely basis to perform properly date-sensitive functions for all dates before and after January 1, 2000, except to the extent that such failure, either individually or in the aggregate, is not reasonably expected to have a Material Adverse Effect.

                  (q) Other Information. Such other information respecting the business, condition (financial or otherwise), operations, liabilities (actual or contingent), performance, properties or prospects of the Borrower or any of its Subsidiaries as any of the Lender Parties, through the Administrative Agent, may from time to time reasonably request.

                  SECTION 5.04. Financial Covenants. So long as any of the Advances or any of the other Obligations of any Loan Party under or in respect of any of the Loan Documents shall remain unpaid, any of the Letters of Credit shall remain outstanding or any of the Lender Parties shall have any Commitment hereunder, the Borrower will:

                  (a) Minimum Consolidated EBITDA. Maintain Consolidated EBITDA of the Borrower and its Subsidiaries as of the last day of each Fiscal Quarter of not less than the amount set forth below for each Fiscal Quarter set forth below:

 FISCAL QUARTER
   ENDING IN                                    AMOUNT
----------------                             ------------
June 1998                                    $50,200,000

September 1998                                73,400,000

December 1998                                 88,100,000

         ; provided, however, that if at any time on or prior to December 31, 1998 the aggregate amount of the Facilities is reduced to not more than $400,000,000 solely from the application of the Net Cash Proceeds received from one or more sales, lease, transfers or other dispositions of property and assets of the Borrower and its Subsidiaries and/or one or more issuances and sales of Borrower Common Stock, then the Borrower shall no longer be required to comply with any of the terms of this subsection (a) applicable to it after such time.

                  (b) Leverage Ratio. Maintain a Leverage Ratio at all times during each Measurement Period of not more than the amount set forth below for each Measurement Period set forth below:

MEASUREMENT PERIOD
   ENDING IN                                      RATIO
------------------                                -----
June 1998                                         7.30:1

September 1998                                    6.35:1

December 1998                                     5.70:1

March 1999                                        4.75:1

MEASUREMENT PERIOD
   ENDING IN                                      RATIO
------------------                                -----
June 1999                                         4.50:1

September 1999                                    4.25:1

December 1999                                     3.50:1

March 2000 and                                    3.00:1
  thereafter

                  (c) Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio as of the last day of (i) the Measurement Period ending in June 1998 of not less than 1:00:1 and (ii) each Measurement Period thereafter of not less than 1.05.

                                   ARTICLE VI

                                EVENTS OF DEFAULT


                  SECTION 6.01. Events of Default. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

                  (a) the Borrower shall fail to pay any principal of or any interest on any Advance when the same shall become due and payable, or any of the Loan Parties shall fail to make any other payment under or in respect of any of the Loan Documents required to have been made by it, when the same shall become due and payable, in each case whether by scheduled maturity or at a date fixed for prepayment or by acceleration, demand or otherwise; or

                  (b) any representation or warranty made by any of the Loan Parties (or any of their respective officers) under or in connection with any of the Loan Documents (including, without limitation, in any certificate, report, statement or other writing at any time furnished (or deemed to have been furnished) to the Administrative Agent or any of the Lender Parties by or on behalf of any of the Loan Parties) shall prove to have been incorrect in any material respect on the date as of which it was made or deemed made; or

                  (c) (i) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.15, 5.01(a)(ii), 5.01(b), 5.01(d), 5.01(h) or 5.01(i) or Section 5.02, 5.03 or 5.04 or
         (ii) any of the other Loan Parties shall fail to perform or observe any term, covenant or agreement contained in Section 4 or 7 of the Subsidiaries Guarantee on its part to be performed or observed; or

                  (d) any of the Loan Parties shall fail to perform or observe any term, covenant or agreement contained in any of the Loan Documents on its part to be performed or observed that is not otherwise referred to in Section 6.01(c) if such failure shall remain unremedied for at least 30 consecutive days after the earlier of the date on which (i) a Responsible Officer of the Borrower or any of its Subsidiaries first becomes aware of such failure and (ii) written notice thereof shall have been given to the Borrower by the Administrative Agent or any of the Lender Parties; or

                  (e) (i) the Borrower or any of its Subsidiaries shall fail to pay any principal of, premium or interest on, or any other amount payable in respect of, one or more items of Indebtedness of the Borrower and its Subsidiaries (excluding Indebtedness outstanding hereunder) that is outstanding (or under which one or more Persons have a commitment to extend credit) in an aggregate principal amount (or, in the case of any Hedge Agreement, having an Agreement Value) of at least $10,000,000 at the time of such failure, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreements or instruments relating to all such Indebtedness; or (ii) any other event shall occur or condition shall exist under the agreements or instruments relating to one or more items of Indebtedness of the Borrower and its Subsidiaries (excluding Indebtedness outstanding hereunder) that is outstanding (or under which one or more Persons have a commitment to extend credit) in an aggregate principal amount (or, in the case of any Hedge Agreement, having an Agreement Value) of at least $10,000,000 at the time of such other event or condition, and shall continue after the applicable grace period, if any, specified in all such agreements or instruments, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or otherwise to cause, or to permit the holder thereof to cause, such Indebtedness to mature; or (iii) one or more items of Indebtedness of the Borrower and its Subsidiaries (excluding Indebtedness outstanding hereunder) that is outstanding (or under which one or more Persons have a commitment to extend credit) in an aggregate principal amount (or, in the case of any Hedge Agreement, having an Agreement Value) of at least $10,000,000 shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled or required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

                  (f) the Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, administrator or other similar official for it or for any substantial part of its property and assets and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of at least 60 consecutive days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property and assets) shall occur; or any event or action analogous to or having a substantially similar effect to any of the events or actions set forth above in this Section 6.01(f) (other than a solvent reorganization) shall occur under the Requirements of Law of any jurisdiction applicable to the Borrower or any of its Subsidiaries; or the Borrower or any of its Subsidiaries shall take any corporate, partnership, limited liability company or other similar action to authorize any of the actions set forth above in this Section 6.01(f); or

                  (g) one or more judgments or orders for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against one or more of the Borrower and its Subsidiaries and shall remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order or (ii) there shall be any period of at least ten consecutive Business Days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this Section 6.01(g) if and for so long as (A) the amount of such judgment or order which remains unsatisfied is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order; or

                  (h) one or more nonmonetary judgments or orders (including, without limitation, writs or warrants of attachment, garnishment, execution, distraint or similar process) shall be rendered against the Borrower or any of its Subsidiaries that, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect or to result in an Exclusion Event, and there shall be any period of at least ten consecutive Business Days during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (i) (i) the Borrower or any of its Subsidiaries shall default in the performance, observance or fulfillment of any of the terms or conditions set forth in any of the OIG Settlement Agreements applicable to it, which default, either individually or in the aggregate, is reasonably expected to result in an Exclusion Event or in any monetary liability of the Borrower or any of its Subsidiaries; or (ii) any of the OIG Settlement Agreements shall be revoked, rescinded or disaffirmed, or shall terminate or otherwise cease to be in effect, or shall become terminable or cease to be valid and binding on or enforceable against, any Person party thereto for any reason (other than, in each case under this clause (ii), pursuant to the terms thereof in the absence of a default by the Borrower or any of its Subsidiaries); or (iii) the OIG or any other Governmental Authority, or any Person bound by or otherwise subject to the terms of any of the OIG Settlement Agreements, shall obtain an indictment or otherwise initiate or reinstitute any action or proceeding (whether criminal or civil) on the basis, in whole or in part, of the facts, allegations, claims or potential claims which are the subject of any of the OIG Settlement Agreements; or

                  (j) any provision of any of the Loan Documents after delivery thereof pursuant to Section 3.01, 5.01(j) or 5.02(k) shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against any of the Loan Parties intended to be a party to it, or any such Loan Party shall so state in writing; or

                  (k) any of the following events or conditions shall have occurred and such event or condition, when aggregated with any and all other such events or conditions set forth in this subsection (k), has resulted or is reasonably expected to result in liabilities of the Loan Parties and/or the ERISA Affiliates in an aggregate amount exceeding $10,000,000 at any time:

                           (i) any ERISA Event shall have occurred with respect
                  to a Plan; or

                           (ii) any of the Loan Parties or any of the ERISA
                  Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or

                           (iii) any of the Loan Parties or any of the ERISA
                  Affiliates shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, is insolvent or is being terminated, within the meaning of Title IV of ERISA, and, as a result of such reorganization, insolvency or termination, the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all of the Multiemployer Plans that are in reorganization, are insolvent or being terminated at such time have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization, insolvency or termination occurs; or

                           (iv) any "accumulated funding deficiency" (as defined
                  in Section 302 of ERISA and Section 412 of the Internal Revenue Code), whether or not waived, shall exist with respect to one or more of the Plans, or any Lien shall exist on the property and assets of any of the Loan Parties or any of the ERISA Affiliates in favor of the PBGC or any Plan; or

                  (l) the Borrower or any of its Subsidiaries shall suspend or discontinue all or any part of its businesses and operations other than in the ordinary course of business (determined on the basis of past practices) and such suspension or discontinuance, either individually or in the aggregate, is reasonably expected to have a Material Adverse Effect; or

                  (m) an Exclusion Event shall occur; or

                  (n) a Change of Control shall occur; or

                  (o) (i) an "Event of Default" (as defined in the Senior Notes Indenture or the TAPS Indenture) shall have occurred and be continuing under the Senior Notes Indenture or the TAPS Indenture or (ii) a "Termination Event" (as defined in the TAPS Purchase Contract) shall have occurred and be continuing under the TAPS Purchase Contract;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitments of each of the Lender Parties and the obligation of each of the Lender Parties to make Advances (other than Letter of Credit Advances by the Issuing Bank or any of the Revolving Credit Lenders pursuant to Section 2.03(c)(i) and Swing Line Advances by any of the Revolving Credit Lenders pursuant to Section 2.02(b)(ii)) and of the Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, (A) by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under or in respect of this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, (B) by notice to each party required under the terms of any agreement in support of which a Letter of Credit is issued, request that all of the Obligations under such agreement be declared to be due and payable and (C) by notice to the Issuing Bank, direct the Issuing Bank to deliver a Default Termination Notice to the beneficiary of each Letter of Credit issued by it (and, upon receipt of such direction, the Issuing Bank shall deliver all such Default Termination Notices); provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the United States Federal Bankruptcy Code or a similar order or action under any other Requirements of Law covering the protection of creditors' rights or the relief of debtors applicable to the Borrower, (1) the Commitments of each of the Lender Parties and the obligation of each of the Lender Parties to make Advances (other than Letter of Credit Advances by the Issuing Bank or any of the Revolving Credit Lenders pursuant to Section 2.03(c)(i) and Swing Line Advances by any of the Revolving Credit Lenders pursuant to Section 2.02(b)(ii)) and of the Issuing Bank to issue Letters of Credit shall automatically be terminated and (2) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                  SECTION 6.02. Actions in Respect of the Letters of Credit upon Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section
6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in an escrow account (the "L/C ESCROW ACCOUNT") to be established at NationsBank, in the name and under the control of the Administrative Agent (but subject to the terms of this Section 6.02), an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. The terms applicable to the L/C Escrow Account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be NationsBank's standard terms applicable to escrow accounts maintained with it. If at any time the Administrative Agent determines that any funds held in the L/C Escrow Account are subject to any right or claim of any Person other than the Agents and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Escrow Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Escrow Account that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit in the L/C Escrow Account, such funds shall be applied to reimburse the Issuing Bank or the Revolving Credit Lenders, as applicable, to the extent permitted under applicable law.

                                   ARTICLE VII

                                   THE AGENTS

                  SECTION 7.01. Authorization and Action. (a) Each of the Lender Parties (in its respective capacities as a Lender, a Swing Line Bank, the Issuing Bank and a Hedge Bank, in each case if applicable) hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for under the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all of the Lender Parties and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action (i) that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or to applicable Requirements of Law or (ii) as to which the Administrative Agent has not received adequate security or indemnity (whether pursuant to Section 7.05 or otherwise). If the security or indemnity furnished to the Administrative Agent for any purpose under or in respect of the Loan Documents shall, in the good faith opinion of the Administrative Agent, be insufficient or become impaired, then the Administrative Agent may require additional security or indemnity and cease, or not commence, to follow the directions or take the actions indemnified against until such additional security or indemnity is furnished. The Administrative Agent agrees to give to each of the Lender Parties prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                  (b) The Administrative Agent may from time to time in its discretion appoint any of the Lender Parties or any of the Affiliates of a Lender Party to act as its co-agent or subagent for purposes of executing any of the duties and responsibilities of the Administrative Agent under or in respect of this Agreement or any of the other Loan Documents. In such capacity, such co-agents and subagents shall be entitled to the benefits of all provisions of this Article VII (including, without limitation, Section 7.05, as though such co-agents or subagents were the "Administrative Agent" under the Loan Documents) as if set forth in full herein with respect thereto. The Administrative Agent shall not be responsible for any gross negligence or willful misconduct of any of the co-agents or subagents selected by it with reasonable care.

                  (c) Neither any of the Syndication Agents nor the Arranger shall have any powers or discretion under this Agreement or any of the other Loan Documents, and the Borrower, the Administrative Agent and each of the Lender Parties hereby acknowledge that neither any of the Syndication Agents nor the Arranger has any liability under this Agreement or under any of the other Loan Documents.

                  SECTION 7.02. Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct as determined in a final, nonappealable judgment by a court of competent jurisdiction. Without limiting the generality of the immediately preceding sentence, the Administrative Agent:

                  (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in
         Section 8.07;

                  (b) may consult with legal counsel (including counsel for any of the Loan Parties), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;

                  (c) makes no representation or warranty to any of the Guaranteed Parties and shall not be responsible to any of the Guaranteed Parties for any statements, representations or warranties (whether written or oral) made in or in connection with the Loan Documents;

                  (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of the Loan Documents on the part of any of the

         Loan Parties or to inspect the property and assets (including the books and records) of any of the Loan Parties;

                  (e) shall not be responsible to any of the Guaranteed Parties for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto; and

                  (f) shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, order, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 7.03. NationsBank and Affiliates. With respect to its Commitment or Commitments, the Advances made by it and the Note or Notes issued to it, NationsBank shall have the same rights and powers under the Loan Documents as any of the other Lender Parties and may exercise the same as though it were not the Administrative Agent; and the term "Lender", "Lenders", "Lender Party", "Lender Parties", "Guaranteed Party" or "Guaranteed Parties" shall, unless otherwise expressly indicated, include NationsBank, NMS and their Affiliates parties hereto in their respective individual capacities. NationsBank, NMS and their Affiliates (whether or not parties hereto) may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any of the Loan Parties, any of their respective Subsidiaries and any Person who may do business with or own securities of any of the Loan Parties or any such Subsidiary, all as if NationsBank and NMS were not Agents and without any duty to account therefor to the other Lender Parties.

                  SECTION 7.04. Lender Credit Decision. Each of the Lender Parties hereby acknowledges that it has, independently and without reliance upon any of the Agents or any of the other Lender Parties and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lender Parties also hereby acknowledges that it will, independently and without reliance upon any of the Agents or any of the other Lender Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 7.05. Indemnification. (a) Each of the Lenders hereby severally agrees to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender's ratable share (determined as provided below in this subsection (a)) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative
Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents; provided, however, that none of the Lenders shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct as determined in a final, nonappealable judgment by a court of competent jurisdiction. In the case of any claim, investigation, litigation or proceeding to which the indemnity in this subsection (a) applies, such indemnity shall be effective whether or not such claim, investigation, litigation or proceeding is brought by the Administrative Agent, any of the Lender Parties or a third party. Without limiting any of the provisions of the immediately preceding sentence, each of the Lenders hereby agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this subsection (a), the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of all Advances owing to the respective Lenders and outstanding at such time, (ii) the respective Lender's Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time, (iii) the aggregate unused portions of the Term Commitments of the respective Lenders at such time and (iv) the aggregate Unused Revolving Credit Commitments of the respective Lenders at such time; provided that the aggregate principal amount of all Swing Line Advances owing to the Swing Line Bank and all Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments. The failure of any of the Lenders to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent as provided in this subsection
(a) shall not relieve any of the other Lenders of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but none of the Lenders shall be responsible for the failure of any of the other Lenders to reimburse the Administrative Agent for such other Lender's ratable share of such amount.

                  (b) Each of the Revolving Credit Lenders hereby severally agrees to indemnify the Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Revolving Credit Lender's ratable share (based upon their respective Revolving Credit Commitments) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Issuing Bank under the Loan Documents; provided, however, that none of the Revolving Credit Lenders shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's gross negligence or willful misconduct as determined in a final, nonappealable judgment by a court of competent jurisdiction. In the case of any claim, investigation, litigation or proceeding to which the indemnity in this subsection (b) applies, such indemnity shall be effective whether or not such claim, investigation, litigation or proceeding is brought by the Issuing Bank, any of the Lender Parties or a third party. Without limiting any of the provisions of the immediately preceding sentence, each of the Revolving Credit Lenders hereby agrees to reimburse the Issuing Bank promptly upon demand for its ratable share (based upon their respective Revolving Credit Commitments) of any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Issuing Bank in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents, to the extent that the Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. The failure of any of the Revolving Credit Lenders to reimburse the Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Revolving Credit Lenders to the Issuing Bank as provided in this subsection (b) shall not relieve any of the other Revolving Credit Lenders of its obligation hereunder to reimburse the Issuing Bank for its ratable share of such amount, but none of the Revolving Credit Lenders shall be responsible for the failure of any of the other Revolving Credit Lenders to reimburse the Issuing Bank for such other Revolving Credit Lender's ratable share of such amount.

                  (c) Without prejudice to the survival of any other agreement of any of the Lenders hereunder, the agreement and obligations of each of the Lenders contained in this Section 7.05 shall survive the payment in full of all principal, interest and other amounts payable under (and specified in) this Agreement and the other Loan Documents.

                  SECTION 7.06. Successor Administrative Agent. The Administrative Agent may resign as to any or all of the Facilities at any time by giving written notice thereof to the Lender Parties and the Borrower and may be removed as to all of the Facilities at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent as to such of the Facilities as to which the Administrative Agent has resigned or been removed; provided that, so long as no Default shall have occurred and be continuing, the Borrower shall have the right to consent to any such successor Administrative Agent, such consent not to be unreasonably withheld and to be deemed to have been given if the Borrower does not object to the proposed successor Administrative Agent within five Business Days after receiving notice thereof. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders and the other Guaranteed Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $500,000,000. If within 45 days after written notice is given of the retiring Administrative Agent's resignation or removal as to any or all of the Facilities under this Section 7.06 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (a) the retiring Administrative Agent's resignation or removal shall become effective as to such of the Facilities as to which the Administrative Agent has resigned or been removed, (b) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations as to such Facilities under the Loan Documents and (c) the Required Lenders shall thereafter perform all duties and obligations of the retiring Administrative Agent as to such Facilities under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above in this Section 7.06. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to all of the Facilities, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent as to less than all of the Facilities, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent as to such Facilities, other than with respect to funds transfers and other similar aspects of the administration of Borrowings under such Facilities, issuances of Letters of Credit (notwithstanding any resignation as Administrative Agent with respect to the Letter of Credit Facility) and payments by the Borrower in respect of such Facilities, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents as to such Facilities, other than as aforesaid. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent as to all of the Facilities, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent as to any of the Facilities under this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, the Notes or any of the other Loan Documents (except to the extent otherwise expressly provided for therein), nor consent to any departure by any of the Loan Parties therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:

                  (a) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (other than any of the Lenders that is, at such time, a Defaulting Lender), do any of the following at any time:

                           (i) waive any of the conditions specified in Section
                  3.01 or, in the case of the Initial Extensions of Credit,
                  Section 3.02;

                           (ii) change the number of Lenders or the percentage
                  of the Commitments or the aggregate outstanding principal amount of Advances or the aggregate Available Amount of outstanding Letters of Credit that, in each case, shall be required for the Lender Parties or any of them to take any action hereunder;

                           (iii) reduce or limit the obligations of any of the
                  Material Subsidiaries party to the Subsidiaries Guarantee under Section 1 of the Subsidiaries Guarantee or otherwise limit any of the Material Subsidiaries' liability with respect to the Obligations owing to the Agents and the other Guaranteed Parties;

                           (iv) permit the creation, incurrence, assumption or
                  existence of any Lien on any material portion of the property and assets of the Borrower and its Subsidiaries, taken as a whole, in any transaction or series of related transactions to secure any Obligations other than Obligations owing to the Agents and the Guaranteed Parties under or in respect of the Loan Documents; or

                           (v) amend this Section 8.01; and

                  (b) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each of the Lenders (other than any of the Lenders that is, at such time, a Defaulting Lender) that has a Commitment under the Term A Facility, the Term B Facility or the Revolving Credit Facility if such Lender is directly affected by such amendment, waiver or consent:

                           (i) increase the Commitments of such Lender or
                  subject such Lender to any additional Obligations;

                           (ii) reduce the principal of, or interest on, the
                  Notes held by such Lender or any fees or other amounts payable hereunder to such Lender;

                           (iii) postpone any date scheduled for any payment of
                  principal of, or interest on, the Notes held by such Lender (other than pursuant to Section 2.04(a)) or any fees or other amounts payable hereunder to such Lender; or

                           (iv) change the order of application of any
                  prepayment set forth in Section 2.05 or 2.06 in any manner that materially affects such Lender; and

provided further that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank or the Issuing Bank, as the case may be, in addition to the Lenders required above to take such action, affect the rights or duties of the Swing Line Bank or the Issuing Bank, respectively, under this Agreement or any of the other Loan Documents; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Notwithstanding any of the foregoing provisions of this Section 8.01, none of the defined terms set forth in Section 1.01 shall be amended, supplemented or otherwise modified hereafter in any manner that would change the meaning, purpose or effect of this Section
8.01 or any section referred to herein unless such amendment, supplement or modification is agreed to in writing by the number and percentage of Lenders (and the Issuing Bank, the Swing Line Bank and Administrative Agent, in each case if applicable) otherwise required to amend such section under the terms of this Section 8.01.

                  SECTION 8.02. Notices, Etc. (a) All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered:

                  (i) if to the Borrower, at its address at 3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244, Telecopier No.: (205) 733-9780,
         Attention: Mr. Peter J. Clemens, IV, with a copy of each notice relating to the occurrence and continuance (or potential occurrence) of any Default, to the General Counsel of the Borrower at the same address (Telecopier No.: (205) 982-7709);

                  (ii) if to any of the Initial Lenders, the Swing Line Bank or the Initial Issuing Bank, at its Base Rate Lending Office specified opposite its name on Schedule I hereto;

                  (iii) if to any of the other Lender Parties, at its Base Rate Lending Office specified on Schedule I to the Assignment and Acceptance pursuant to which it became a Lender Party; and

                  (iv) if to the Administrative Agent, at its address at Independence Center, 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255 (Telecopier No. (704) 386-9923), Attention:
         Corporate Credit Services; or

                  (v) as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to each of the other parties and, as to each other party, or such other address as shall be designated by such party in a written notice to each of the Borrower and the Administrative Agent.

All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, addressed as aforesaid, except that notices and communications to the Administrative

Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an originally executed counterpart thereof.

                  (b) If any notice required under this Agreement is permitted to be made, and is made, by telephone, actions taken or omitted to be taken in reliance thereon by the Administrative Agent or any of the Lender Parties shall be binding upon the Borrower and the other Loan Parties notwithstanding any inconsistency between the notice provided by telephone and any subsequent writing in confirmation thereof provided to the Administrative Agent or such Lender Party; provided that any such action taken or omitted to be taken by the Administrative Agent or such Lender Party shall have been in good faith and in accordance with the terms of this Agreement.

                  SECTION 8.03. No Waiver; Remedies. No failure on the part of any of the Lender Parties or the Administrative Agent to exercise, and no delay in exercising, any right, power or privilege hereunder or under any Note shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under applicable law.

                  SECTION 8.04. Indemnification. (a) The Borrower hereby agrees to pay on demand (i) all reasonable costs and expenses of the Administrative Agent and the Arranger in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, syndication, transportation, computer, duplication, audit, insurance, consultant and search fees and expenses and (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to its rights and responsibilities, or the protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any of the Loan Parties or with other creditors of any of the Loan Parties or any of their Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Administrative Agent and the Lender Parties in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each of the Lender Parties with respect thereto).

                  (b) The Borrower hereby agrees to indemnify and hold harmless each of the Agents, each of the Lender Parties and each of their respective affiliates and their respective officers, directors, employees, agents and advisors (each an "INDEMNIFIED PARTY") from, and hold each of them harmless against, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) (i) the Transaction (or any aspect thereof), the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby, (ii) any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries or Affiliates of all or any portion of the Equity Interests in, or all or substantially all the property and assets of, any other Person or (iii) the actual or alleged presence of

Hazardous Materials on any property the Borrower or any of its Subsidiaries or any Environmental Action relating in any way to the Borrower or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this subsection (b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any of the Loan Parties, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the Transaction or any of the other transactions contemplated hereby are consummated. If and to the extent that the indemnity in this subsection (b) is unenforceable for any reason, the Borrower hereby agrees to make to each applicable Indemnified Party the maximum contribution to the payment of the claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) for which the indemnity in this subsection (b) has been determined to be unenforceable that is permitted under applicable law. The Borrower also agrees not to assert any claim against any of the Agents, any of the Lender Parties or any of their respective affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Transaction (or any aspect thereof), the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions contemplated thereby, except to the extent, in the case of any such Person, that such claim is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Person's gross negligence or willful misconduct.

                  (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.09(b)(i) or 2.10(d), acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender Party other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 8.07 as a result of a demand by the Borrower pursuant to Section 8.07(a), or if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.04, 2.06 or 6.01 or otherwise, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

                  (d) If any of the Loan Parties fails to pay when due any costs, expenses or other amounts payable by it under or in respect of any of the Loan Documents (including, without limitation, fees and expenses of counsel and indemnification payments), such amount may be paid on behalf of such Loan Party by the Administrative Agent or any of the Lender Parties, in its sole discretion.

                  (e) Without prejudice to the survival of any other agreement of any of the Loan Parties hereunder or under or in respect of any other Loan Document, the agreements and obligations of the Borrower contained in Sections
2.10 and 2.12 and this Section 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under and in respect of any of the other Loan Documents.

                  SECTION 8.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each of the Lender Parties and each of their respective affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted under applicable law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes, if any, held by such Lender Party, irrespective of whether such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each of the Lender Parties hereby agrees promptly to notify the Borrower after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each of the Lender Parties and their respective affiliates under this
Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender Party and its respective Affiliates may have.

                  SECTION 8.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each of the Initial Lenders, the Swing Line Bank and the Initial Issuing Bank that such Initial Lender, the Swing Line Bank and the Initial Issuing Bank has executed it and, thereafter, shall be binding upon and inure to the benefit of, and be enforceable by, the Borrower, each of the Agents and each of the Lender Parties and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

                  SECTION 8.07. Assignments and Participations. (a) Each of the Lenders may, and so long as no Default under Section 6.01(a) or 6.01(f) or Event of Default has occurred and is continuing, if demanded by the Borrower (following (i) a demand by such Lender for the payment of additional compensation pursuant to Section 2.10(a), 2.10(b) or 2.12 or (ii) an assertion by such Lender pursuant to Section 2.10(c) or 2.10(d) that it is impractical or unlawful for such Lender to make Eurodollar Rate Advances), upon at least five Business Days' notice to such Lender and the Administrative Agent, each of the Lenders will, assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that:

                  (A) each such assignment with respect to any of the Facilities shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of such Facility;

                  (B) except in the case of an assignment to a Person that immediately prior to such assignment was a Lender or an assignment of all of a Lender's rights and obligations under one or more of the Facilities, the aggregate amount of the Commitments of the assigning Lender under all of the Facilities being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 or such other amount as the Administrative Agent and the assigning Lender and, so long as no Default under Section 6.01(a) or 6.01(f) or Event of Default has occurred and is continuing, the Borrower shall agree;

                  (C) each such assignment shall be to an Eligible Assignee;

                  (D) each such assignment made as a result of a demand by the Borrower pursuant to this Section 8.07(a) shall be arranged by the Borrower with the approval of the Administrative Agent, which approval shall not be unreasonably withheld or delayed, and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that, in the aggregate, cover all of the rights and obligations of the assigning Lender under this Agreement;

                  (E) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 8.07(a) unless and until such Lender shall have received one or more payments from one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of all Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount, and from the Borrower and/or one or more Eligible Assignees in an aggregate amount equal to all other amounts payable to such Lender under this Agreement and the Notes (including, without limitation, any amounts owing under Sections 2.10, 2.12 and 8.04);

                  (F) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment; and

                  (G) except in the case of an assignment by any of the Lenders to an Approved Fund of such Lender, the Lender assignor (or, if such assignment is being made pursuant to a demand by the Borrower therefor under this Section 8.07(a), the Borrower or the Lender assignee) shall pay to the Administrative Agent a processing and recordation fee of $3,500.

                  (b) The Issuing Bank may assign to any other Person all, but not a portion of, its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that:

                  (i) each such assignment shall be to an Eligible Assignee; and

                  (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500.

The Swing Line Bank may not assign or otherwise transfer to any other person any of its rights or obligations under its Swing Line Commitment.

                  (c) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance,
(i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender or the Issuing Bank hereunder and (ii) the Lender or Issuing Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.10, 2.12 and 8.04 (and other similar provisions of the other Loan Documents that are specified under the terms of such other Loan Documents to survive the payment in full of the Obligations of the Loan Parties under or in respect of the Loan Documents) to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations (other than its obligations under Section 7.05 to the extent any claim thereunder relates to an event arising prior to such assignment) under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (d) By executing and delivering an Assignment and Acceptance, the Lender or the Issuing Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (i) other than as provided in such Assignment and Acceptance, such assigning Lender or Issuing Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents, or any other instrument or document furnished pursuant hereto or thereto;

                  (ii) such assigning Lender or Issuing Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of the other Loan Parties or the performance or observance by the Borrower or any of the other Loan Parties of any of its Obligations under or in respect of any of the Loan Documents, or any other instrument or document furnished pursuant thereto;

                  (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (iv) such assignee will, independently and without reliance upon any of the Agents, such assigning Lender or any of the other Lender Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                  (v) such assignee confirms that it is an Eligible Assignee;

                  (vi) such assignee appoints and authorizes the Administrative Agent to take such action as an agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and

                  (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender Party.

                  (e) The Administrative Agent, acting for this purpose (but only for this purpose) as the agent of the Borrower, shall maintain at its address set forth in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and the Commitment under each of the Facilities of, and principal amount of the Advances owing under each of the Facilities to, each of the Lender Parties from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lender Parties shall treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, any of the Agents or any of the Lender Parties at any reasonable time and from time to time during normal business hours and upon reasonable prior notice.

                  (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender or Issuing Bank and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C-1 hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes from the Borrower payable to or to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under each Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment under such Facility, a new Note or Notes from the Borrower payable to or to the order of the assigning Lender in an amount equal to the Commitment retained by it under such Facility. Each of the new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3 hereto, as appropriate.

                  (g) Each of the Lender parties may sell participations to one or more Persons (other than any of the Loan Parties or any of their respective Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes, if any, held by
it); provided, however, that:

                  (i) such Lender Party's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged;

                  (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations;

                  (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement;

                  (iv) the Borrower, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under and in respect of this Agreement and the other Loan Documents; and

                  (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any of the Loan Documents, or any consent to any departure by any of the Loan Parties therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date scheduled for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

                  (h) Any of the Lender Parties may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or any of its Subsidiaries or to any aspect of the Transaction, furnished to such Lender Party by or on behalf of the Borrower or any of its Subsidiaries; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender Party on substantially the same terms as those set forth in Section 8.09.

                  (i) Any of the Lender Parties may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  SECTION 8.08. No Liability of the Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers or directors shall be liable or responsible for:

                  (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith;

                  (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                  (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or

                  (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit;

except that the Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence as determined in a final, nonappealable judgment by a court of competent jurisdiction in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                  SECTION 8.09. Confidentiality. Neither any of the Agents nor any of the Lender Parties shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to such Agent's or such Lender Party's respective affiliates and their respective officers, directors, employees, agents, representatives, attorneys, auditors and other advisors on a confidential basis and in connection with the Loan Documents, the Transaction or any of the other transactions contemplated thereby or with any other transaction on behalf of or at the request of the Borrower or any of is Subsidiaries, (b) to actual or prospective Eligible Assignees and participants in each case on a confidential basis and otherwise in accordance with Section 8.07(h), (c) as required by any applicable Requirements of Law or by subpoena or any other judicial or other legal process, (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Loan Parties received by it from such Lender Party, (e) to other Agents and Lender Parties and (f) as requested or required by any Governmental Authority or any state, federal or foreign authority or examiner regulating banks or banking.

                  SECTION 8.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 8.11. Governing Law; Jurisdiction, Etc. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property and assets, to the nonexclusive jurisdiction of any New York state court or any federal court of the United States of America sitting in New York City, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment in respect thereof, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the fullest extent permitted under applicable law, in any such federal court. Each of the parties hereto hereby irrevocably consents to the service of copies of any summons and complaint and any other process which may be served in any such action or proceeding by certified mail, return receipt requested, or by delivering a copy of such process to such party, at its address specified in Section 8.02, or by any other method permitted under applicable law. Each of the parties hereto hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Agreement shall affect any right that any of the parties hereto may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

                  (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York state court or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted under applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  SECTION 8.12. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENTS AND THE LENDER PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT

OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, ANY DOCUMENTS DELIVERED PURSUANT TO THE LOAN DOCUMENTS, THE ADVANCES, THE LETTERS OF CREDIT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF ANY OF THE AGENTS OR ANY OF THE LENDER PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE BORROWER

                                             MEDPARTNERS, INC.

                                             By /s/ Peter J. Clemens, IV
                                               ---------------------------------
                                               Name:  Peter J. Clemens, IV
                                               Title:

                                       THE AGENTS

                                             NATIONSBANK, N.A., as
                                              Administrative Agent

                                             By /s/  Michael S. Sylvester
                                               --------------------------------
                                               Name:  Michael S. Sylvester
                                               Title: Vice President

                                             NATIONSBANC MONTGOMERY
                                              SECURITIES LLC, as Arranger

                                             By /s/ Lucine Kirchhoff
                                               --------------------------------
                                               Name:  Lucine Kirchhoff
                                               Title: President

                                             CREDIT LYONNAIS NEW YORK BRANCH,
                                              as Syndication Agent

                                             By /s/ F. Tavangar
                                               --------------------------------
                                               Name:  Farboud Tavangar
                                               Title: First Vice President

                                             THE FIRST NATIONAL BANK OF
                                              CHICAGO, as Syndication Agent

                                             By     /s/ L. Richard Schiller
                                               -------------------------------
                                               Name:  L. Richard Schiller
                                               Title: Vice President

                                             MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK, as Syndication Agent

                                             By       /s/ John M. Mikolay
                                               -------------------------------
                                               Name:  John M. Mikolay
                                               Title: Vice President

                                       THE SWING LINE BANK/INITIAL ISSUING
                                       BANK

                                             NATIONSBANK, N.A., as the Swing
                                              Line Bank and the Initial Issuing
                                              Bank

                                             By    /s/ Michael S. Sylvester
                                               -------------------------------
                                               Name:  Michael S. Sylvester
                                               Title: Vice President

                                       THE INITIAL LENDERS


                                             NATIONSBANK, N.A.

                                             By   /s/ Michael S. Sylvester
                                               -------------------------------
                                               Name:  Michael S. Sylvester
                                               Title: Vice President

                                              CREDIT LYONNAIS NEW YORK BRANCH

                                              By         /s/ F. Tavangar
                                                ------------------------------
                                                Name:  Farboud Tavangar
                                                Title: First Vice President


                                              THE FIRST NATIONAL BANK OF
                                               CHICAGO

                                              By    /s/ L. Richard Schiller
                                                -------------------------------
                                                Name:  L. Richard Schiller
                                                Title: Vice President


                                              MORGAN GUARANTY TRUST COMPANY
                                               OF NEW YORK

                                              By     /s/ John M. Mikolay
                                                -------------------------------
                                                Name:  John M. Mikolay
                                                Title: Vice President

                                              THE CHASE MANHATTAN BANK

                                              By        /s/ Dawn Lee Lum
                                                ------------------------------
                                                Name:  DAWN LEE LUM
                                                Title: VICE PRESIDENT

                                              FIRST UNION NATIONAL BANK

                                              By     /s/ Joseph H. Towell
                                                ------------------------------
                                                Name:  Joseph H. Towell
                                                Title: Sr. O. P.

                                              SCOTIABANC INC.

                                              By         /s/ Dana Maloney
                                                --------------------------------
                                                Name:  Dana Maloney
                                                Title: Relationship Manager

                                              SALOMON BROTHERS HOLDING
                                               COMPANY INC

                                              By         /s/ Lee J. Tawil
                                                ------------------------------
                                                Name:  Lee J. Tawil
                                                Title: Director

                                              AMSOUTH BANK

                                              By       /s/ Allison J. Sanders
                                                --------------------------------
                                                Name:  ALLISON J. SANDERS
                                                Title: Vice President

                                              BANK OF AMERICA NATIONAL TRUST &
                                               SAVINGS ASSOCIATION

                                              By         /s/ J. Gregory Seibly
                                                --------------------------------
                                                Name:  J. GREGORY SEIBLY
                                                Title: Vice President

                                              WACHOVIA BANK, N.A.

                                              By       /s/ John C. Canty
                                                -----------------------------
                                                Name:  John C. Canty
                                                Title: Banking Officer

                                     STEIN ROE & FARNHAM
                                     INCORPORATED, as Agent for KEYPORT
                                     LIFE INSURANCE COMPANY

                                     By    /s/ BRIAN W. GOOD
                                       ---------------------------------------
                                     Name:  BRIAN W. GOOD
                                     Title: Vice President & Portfolio Manager

                                              TORONTO DOMINION (TEXAS), INC.

                                              By   /s/ DAVID G. PARKER
                                                ----------------------------
                                                Name:  DAVID G. PARKER
                                                Title: Vice President

                                              FLOATING RATE PORTFOLIO
                                                By: INVESCO SENIOR SECURED
                                                MANAGEMENT, INC.,
                                                as Attorney In Fact

                                              By       /s/ Kathleen A. Lenarcic
                                                --------------------------------
                                                Name:  Kathleen A. Lenarcic
                                                Title: Authorized Signatory